   As filed with the Securities and Exchange Commission on February 28, 2002
                                                      Registration Nos. 2-95501

                                                                      811-04209

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                                -----------------


                                   FORM N-1A
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933


                               -----------------


                        POST-EFFECTIVE AMENDMENT NO. 22


                                      AND


                            REGISTRATION STATEMENT

                                   UNDER THE

                        INVESTMENT COMPANY ACT OF 1940

                               AMENDMENT NO. 21

                               -----------------


                            MONY Series Fund, Inc.
              (Exact Name of Registrant as specified in Charter)

                    1740 Broadway, New York, New York 10019
                   (Address of principal executive offices)

                 Registrant's Telephone Number: (212) 708-2000


                               -----------------

                                          Copy to:
                 Arthur Woods, Esq.     David S. Goldstein, Esq.
                 MONY Life Insurance       Sutherland Asbill &
                       Company                 Brennan LLP
                    1740 Broadway       1275 Pennsylvania Avenue,
                                                  N.W.
              New York, New York 10019    Washington, DC 20004
                (Name and Address of
                 Agent for Service)


                               -----------------


It is proposed that this filing will become effective (check appropriate box)

[_]immediately upon filing pursuant to paragraph (b) of Rule 485
[_]on         pursuant to paragraph (b) of Rule 485
[X]60 days after filing pursuant to paragraph (a)(1) of Rule 485
[_]on [date] pursuant to paragraph (a)(1) of Rule 485
[_]75 days after filing pursuant to paragraph (a)(2) of Rule 485
[_]on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[_]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities:  Shares of Common Stock

================================================================================

                            MONY Series Fund, Inc.

                                  Prospectus

                               Dated May 1, 2002





                            Equity Income Portfolio
                            Equity Growth Portfolio
                       Intermediate Term Bond Portfolio
                           Long Term Bond Portfolio
                        Government Securities Portfolio
                            Money Market Portfolio
                             Diversified Portfolio





   Shares of each Portfolio are offered exclusively to certain registered separate accounts of MONY Life Insurance Company ("MONY") and MONY Life Insurance Company of America ("MONY America") as funding vehicles for certain variable annuity and variable life insurance contracts (the "Contracts") issued by MONY and MONY America, and are not offered directly to the public.



   An investment in a Portfolio of the Fund is not a bank deposit and is not insured, guaranteed, or endorsed by the Federal Deposit Insurance Corporation, or any other government agency. An investment in a Portfolio of the Fund involves investment risks, including possible loss of principal.



   The Securities and Exchange Commission has not approved or disapproved shares of the Fund or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            MONY Series Fund, Inc.
                                  Prospectus

                               Dated May 1, 2002


   No person may give any information or make any representations not contained in this Prospectus. If any other information is given or other representations are made, you must not rely on them as having been authorized by the Fund or the Investment Adviser. This Prospectus is not an offer in any State where such offering may not lawfully be made.

                                   Contents


                                                                          Page
                                                                          ----
The Fund.................................................................   1

  Portfolio Information Key..............................................   2

  Equity Income Portfolio................................................   3

  Equity Growth Portfolio................................................   5

  Intermediate Term Bond Portfolio.......................................   7

  Long Term Bond Portfolio...............................................   9

  Government Securities Portfolio........................................  11

  Money Market Portfolio.................................................  13

  Diversified Portfolio..................................................  15

  Financial Highlights...................................................  17

Management of the Fund...................................................  24

  Investment Adviser.....................................................  24

  Custodian, Transfer Agent and Dividend Disbursing Agent................  26

  Legal Proceedings......................................................  26

Purchase and Redemption of Shares........................................  26

Dividends, Distributions and Taxes.......................................  28

Appendix A............................................................... A-1

Appendix B............................................................... B-1

                                   The Fund




   This Prospectus describes the seven Portfolios offered by the Fund. Each Portfolio is a separate investment portfolio or mutual fund and has its own investment objective, investment policies, restrictions, and attendant risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. No one can assure that a Portfolio will achieve its investment objective(s) and investors should not consider any one Portfolio to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Portfolio. The investment objective(s) of each Portfolio, and those investment restrictions of a Portfolio that are designated as fundamental, can only be changed with the approval of a majority of the outstanding shares of that Portfolio as defined in the Statement of Additional Information. However, each Portfolio's investment policies and the strategies by which it seeks its objective(s), and those investment restrictions not specifically designated as fundamental, may be changed by the Fund's board of directors without shareholder approval.



General Discussion of Risks



   Different types of securities, investments and investment techniques used by each Portfolio all have attendant risks of varying degrees.



   Equity Securities. In general, the values equity securities fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity securities that a Portfolio holds may decline over short or extended periods. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock's price. This is known as market risk. The U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets exhibit fewer clear trends and tend to reflect unpredictable local economic and financial conditions. Equity securities are also subject to financial risk, which is the risk that the issuer's earnings prospects and overall financial position will deteriorate causing a decline in the security's value. Therefore, the value of an investment in those Portfolios that hold equity securities may increase or decrease.



   Income-Bearing Securities. In general, income-bearing securities are subject to the risk of income volatility, interest rate risk (a type of market risk), credit risk (a type of financial risk) and, as to some income-bearing securities, prepayment/extension risk. Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of income-bearing securities. Financial risk relates to the ability of an issuer of a debt security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations thereby causing a Portfolio to lose its investment in the security.



   In general, interest rate risk is the risk that when prevailing interest rates decline, the market value of income-bearing securities (particularly fixed-income securities) tends to increase. Conversely, when prevailing interest rates increase, the market value of income-bearing securities (particularly fixed-income securities) tends to decline.



   Prepayment risk and extension risk are normally present in adjustable rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of income-bearing securities held by a Portfolio, can result in losses to investors in the Portfolio.

Portfolio Information Key

  Investment Objective


   The Portfolio's particular investment goals.


  Investment Strategies


   The strategies it intends to use in pursuing these investment objectives and the primary types of securities in which the Portfolio invests.


  Risk Factors


   The major risk factors associated with the Portfolio.


  Investment Adviser Fees


   The investment adviser fee charged for services performed for each Portfolio.


  Portfolio Management


   The individual or group (including sub-advisers, if any) designated by the investment adviser to handle the Portfolio's day-to-day management.


  Performance Bar Chart and Table

   Provides information on returns over a period of time.

  Financial Highlights


   A table showing the Portfolio's financial performance for up to ten years, by Portfolio. A bar chart showing total return allows you to compare the Portfolio's historical risk level to those of other funds.

Equity Income Portfolio
--------------------------------------------------------------------------------


Investment Objective The investment objective is capital appreciation combined with a high level of current income. The investment objective may only be changed with shareholder approval.



Investment Strategies This is a stock Portfolio that invests in companies with above average dividend yields. Dividend yield relative to the Standard and Poor's ("S&P") 500 Index average is used as a discipline and measure of value in selecting stocks for the Portfolio. To qualify for purchase a stock's yield must be greater than the S&P yield. The effect of this discipline is that a stock whose price rises faster than its dividend increases is sold. They will generally be listed on the New York Stock Exchange, although some may be traded over-the-counter. Primarily, the fund will be invested in common stocks, but some convertible instruments and short-term obligations may be used. The Portfolio may take a temporary defensive position in attempting to respond to adverse market conditions by investing in short-term instruments of the type invested in by the Money Market Portfolio. Only a small percentage of the Portfolio will be temporarily invested in such instruments and that alone is unlikely to impact the ability of the Portfolio to meet its investment objective.



Currently, the Portfolio does not engage in active and frequent trading of Portfolio securities to achieve its investment objective. However, if at any time the Portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the Portfolio. Since the only shareholders of the Portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher Portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher Portfolio turnover would cause the Portfolio to incur additional transaction costs.



Risk Factors Stocks that have above average yields generally have larger market capitalizations, are more mature and should be less volatile than those held in the Equity Growth Portfolio. A high dividend yield provides some current income, represents a measure of value and generally dampens price volatility. Even though the Portfolio's stocks may be less volatile than the market, during periods of market decline, they will also decline. The loss of money is a risk of investing in the Portfolio.



Investment Adviser Fee Annual rate of 0.50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the Portfolio's aggregate average daily net assets.

Performance Bar Chart and Table


The bar chart and table shown below provide an indication of the risks of investing in the Equity Income Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included, they would have reduced performance. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Investment results assume reinvestment of dividends.


                                    [CHART]

1992    10.31%
1993    14.14%
1994     0.78%
1995    33.12%
1996    19.76%
1997    31.26%
1998    12.63%
1999     8.04%
2000     6.07%
2001   (10.97)%


During the ten-year period shown in the bar chart, the highest return for a quarter was 16.14% (quarter ending June 30, 1997) and the lowest return for a quarter was -9.53% (quarter ending September 30, 1998).



----------------------------------------------------------------------
Average Annual Total Returns
(for the periods ending December 31, 2001)    1 Year  5 Years 10 Years
----------------------------------------------------------------------
Equity Income Portfolio (Return Before Taxes) -10.97%  8.57%   11.80%
----------------------------------------------------------------------
S & P 500 Index                               -11.88% 10.70%   12.93%
----------------------------------------------------------------------



Portfolio Management  MONY Life Insurance Company of America manages the
Portfolio.

Equity Growth Portfolio
--------------------------------------------------------------------------------

Investment Objective The investment objective is capital appreciation. The investment objective may only be changed with shareholder approval.


Investment Strategies This is a stock Portfolio that invests in companies with above average earnings growth. The primary consideration in stock selection is the rate of earnings growth relative to the price. The Portfolio seeks companies that have a specific advantage (products, patents, sales force, management, etc.) which enables them to grow at a superior pace. They generally achieve their sales growth by selling more units, rather than depending on price increases alone. As many of the fastest growing companies currently are traded over-the-counter, this Portfolio will have correspondingly larger holdings of over-the-counter stocks. The Portfolio may take a temporary defensive position in attempting to respond to adverse market conditions by investing in short term instruments of the type invested in by the Money Market Portfolio. Only a small percentage of the Portfolio will be temporarily invested in such instruments and that alone is unlikely to impact the ability of the Portfolio to meet its investment objective.



Currently, the Portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the Portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the Portfolio. Since the only shareholders of the Portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher Portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher Portfolio turnover would cause the Portfolio to incur additional transaction costs.



Risk Factors In addition to general market risk, because this Portfolio holds smaller, newer companies that operate in fast changing environments, it will be more volatile in both rising and falling markets. Stocks that have higher earnings growth rates are generally in newer, more dynamic industries. They reinvest earnings in the business rather than pay dividends and sell at higher price to earnings ratios. Expectations are higher with these companies, as their investors typically want these companies to demonstrate quarter by quarter increases and such investors may be quick to sell if they disappoint. Individual stock risk and reward will be greater than in the Equity Income Portfolio. The loss of money is a risk of investing in the Portfolio.



Investment Adviser Fee Annual rate of 0.50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the Portfolio's aggregate average daily net assets.

Performance Bar Chart and Table


The bar chart and table shown below provide an indication of the risks of investing in the Equity Growth Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included, they would have reduced performance. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Investment results assume reinvestment of dividends.


                                    [CHART]

1992   (0.84)%
1993    9.71%
1994    2.15%
1995   30.54%
1996   20.95%
1997   30.68%
1998   25.46%
1999   37.98%
2000   (8.46)%
2001  (19.29)%


During the ten-year period shown in the bar chart, the highest return for a quarter was 22.27% (quarter ending December 31, 1999) and the lowest return for a quarter was -13.36% (quarter ending September 30, 2001).



----------------------------------------------------------------------
Average Annual Total Returns
(for the periods ending December 31, 2001)    1 Year  5 Years 10 Years
----------------------------------------------------------------------
Equity Growth Portfolio (Return Before Taxes) -19.29% 10.82%   11.35%
----------------------------------------------------------------------
S & P 500 Index                               -11.88% 10.70%   12.93%
----------------------------------------------------------------------



Portfolio Management  MONY Life Insurance Company of America manages the
Portfolio.

Intermediate Term Bond Portfolio
--------------------------------------------------------------------------------


Investment Objective This Portfolio seeks to maximize income and capital appreciation through the investment in intermediate-maturity debt obligations. The investment objective may only be changed with shareholder approval.



Investment Strategies The Portfolio seeks to achieve its investment objective by investing in investment-grade fixed-income securities issued by a diverse mix of corporations, the U.S. Government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities. Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in such securities. The Portfolio is expected to have a dollar weighted average maturity between four and eight years under most circumstances. The Portfolio's benchmark objectives are to outperform the Lehman Brothers Intermediate Government/Corporate Index and competing funds. All securities in the Portfolio will be investment-grade at the time of purchase. An investment-grade security carries a minimum rating of credit quality issued by an independent rating agency at the time of purchase. Specific securities in the Portfolio can have expected maturities as short as one day, or as long as 30 years or more, but the Portfolio as a whole is expected to have an average maturity of four to eight years. The Portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.



Currently, the Portfolio does not engage in active and frequent trading of Portfolio securities to achieve its investment objective. However, if at any time the Portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the Portfolio. Since the only shareholders of the Portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher Portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher Portfolio turnover would cause the Portfolio to incur additional transaction costs.



Risk Factors As with any fixed-income fund, the value of investments in the Portfolio can be expected to change with daily changes in the market level of interest rates. The Portfolio is expected to have an effective duration between 2 and 4 years. In general, bond prices move inversely with interest rate changes. Duration is a common measurement of how sensitive a bond's price is to a movement in interest rates. Additionally, while the portfolio will invest only in investment-grade securities, market prices for those securities can still vary independently of interest rate changes, depending on the market's evaluation of general credit conditions and liquidity. The loss of money is a risk of investing in the Portfolio.



Investment Adviser Fee Annual rate of 0.50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the Portfolio's aggregate average daily net assets.

Performance Bar Chart and Table


The bar chart and table shown below provide an indication of the risks of investing in the Intermediate Term Bond Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included, they would have reduced performance. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Investment results assume reinvestment of dividends.


                                    [CHART]

1992    6.85%
1993    7.84%
1994   (1.52)%
1995   14.82%
1996    3.69%
1997    7.70%
1998    7.44%
1999    0.23%
2000    7.94%
2001    8.51%

During the ten-year period shown in the bar chart, the highest return for a quarter was 5.02% (quarter ending June 30, 1995) and the lowest return for a quarter was -1.90% (quarter ending March 31, 1994).


------------------------------------------------------------------------------
Average Annual Total Returns
(for the periods ending December 31, 2001)             1 Year 5 Years 10 Years
------------------------------------------------------------------------------
Intermediate Term Bond Portfolio (Return Before Taxes) 8.51%   6.32%   6.27%
------------------------------------------------------------------------------
Lehman Brothers Intermediate Gov/Corp Index            8.98%   7.10%   6.82%
------------------------------------------------------------------------------



Portfolio Management  MONY Life Insurance Company of America manages the
Portfolio.

Long Term Bond Portfolio
--------------------------------------------------------------------------------


Investment Objective This Portfolio seeks to maximize income and capital appreciation through the investment in long-maturity debt obligations. The Portfolio's benchmark goals are to outperform the Lehman Brothers Long Government/Corporate Index and other competing funds. The investment objective may only be changed with shareholder approval.



Investment Strategies The Portfolio seeks to achieve its investment objective by investing in investment-grade fixed-income securities issued by a diverse mix of corporations, the U.S. Government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities. Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in such securities. The Portfolio is expected to have a dollar weighted average maturity of more than eight years under most circumstances. All securities in the Portfolio will be investment-grade at the time of purchase. An investment-grade security carries a minimum rating of credit quality issued by an independent rating agency at the time of purchase. Specific securities in the portfolio can have expected maturities as short as one day, or as long as 30 years or more, but the Portfolio as a whole is expected to have an average maturity of longer than eight years. The Portfolio will not take temporary defensive positions inconsistent with its principal investment strategy.



Currently, the Portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the Portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the Portfolio. Since the only shareholders of the Portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher Portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher Portfolio turnover would cause the portfolio to incur additional transaction costs.



Risk Factors As with any fixed-income fund, the value of the investments in the portfolio can be expected to change with daily changes in the market level of interest rates. The portfolio is expected to have an effective duration between 8 and 15 years. In general, bond prices tend move inversely with interest rate changes. Duration is a common measurement of how sensitive a bond's price is to a movement in interest rates. Higher durations can be expected to be more price sensitive. Additionally, while the portfolio will invest only in investment-grade securities, market prices for those securities can still vary independently of interest rate changes, depending on the market's evaluation of general credit conditions and liquidity. The loss of money is a risk of investing in the portfolio.



Investment Adviser Fee Annual rate of 0.50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the Portfolio's aggregate average daily net assets.

Performance Bar Chart and Table


The bar chart and table shown below provide an indication of the risks of investing in the Long Term Bond Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included, they would have reduced performance. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Investment results assume reinvestment of dividends.


                                    [CHART]

1992    8.79%
1993   14.21%
1994   (6.14)%
1995   30.04%
1996   (0.31)%
1997   13.44%
1998   10.08%
1999   (7.60)%
2000   15.61%
2001    6.28%




During the ten-year period shown in the bar chart, the highest return for a quarter was 10.85% (quarter ending June 30, 1995) and the lowest return for a quarter was -6.29% (quarter ending March 31, 1996).


----------------------------------------------------------------------
Average Annual Total Returns
(for the periods ending December 31, 2001)     1 Year 5 Years 10 Years
----------------------------------------------------------------------
Long Term Bond Portfolio (Return Before Taxes) 6.28%   7.23%   7.92%
----------------------------------------------------------------------
Lehman Brothers Long Gov/Corp Index            7.26%   8.05%   8.42%
----------------------------------------------------------------------



Portfolio Management  MONY Life Insurance Company of America manages the
Portfolio.

Government Securities Portfolio
--------------------------------------------------------------------------------


Investment Objective This Portfolio seeks to maximize income and capital appreciation through the investment in the highest credit quality debt obligations. The Portfolio's benchmark objectives are to outperform the Lehman Brothers Intermediate Government Index and other competing funds. The investment objective may only be changed with shareholder approval.



Investment Strategies The Portfolio seeks to achieve its investment objective by investing in bonds, notes and other obligations either issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This may include obligations such as mortgage-backed securities that carry full agency or instrumentality guarantees. Specific securities in the portfolio can have expected maturities as short as one day or as long as 30 years or more, but the Portfolio as a whole is expected to have an average maturity of four to eight years. Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in such securities. The Portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.



Currently, the Portfolio does not engage in active and frequent trading of Portfolio securities to achieve its investment objective. However, if at any time the Portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the Portfolio. Since the only shareholders of the Portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher Portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher Portfolio turnover would cause the portfolio to incur additional transaction costs.



Risk Factors While the Portfolio invests in securities of the highest possible credit quality, the value of those investments can be expected to change with daily changes in the market level of interest rates. The Portfolio is expected to have an effective duration between 2 and 4 years. In general, bond prices move inversely with interest rate changes. Duration is a common measurement of how sensitive a bond price is to movement in interest rates. Neither the U.S. Government nor its agencies guarantee investments in the Portfolio. The loss of money is a risk of investing in the Portfolio.


Investment Adviser Fee Annual rate of 0.50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the portfolio's aggregate average daily net assets.

Performance Bar Chart and Table


The bar chart and table shown below provide an indication of the risks of investing in the Government Securities Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing how the Portfolio's average annual returns for one, five and since inception compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included, they would have reduced performance. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Investment results assume reinvestment of dividends.


                                    [CHART]

1992    7.01%
1993    8.18%
1994   (2.68)%
1995   10.89%
1996    3.62%
1997    7.18%
1998    6.85%
1999    0.66%
2000    9.70%
2001    6.58%


During the period since inception shown in the bar chart, the highest return for a quarter was 4.92% (quarter ending September 30, 1992) and the lowest return for a quarter was -1.87% (quarter ending March 31, 1992).



------------------------------------------------------------------------------
Average Annual Total Returns                                           Since
(for the periods ending December 31, 2001)            1 Year 5 Years Inception
------------------------------------------------------------------------------
Government Securities Portfolio (Return Before Taxes) 6.58%   6.15%    5.84%
------------------------------------------------------------------------------
Lehman Brothers Intermediate US Gov Index             8.42%   7.09%    6.65%
------------------------------------------------------------------------------



Portfolio Management  MONY Life Insurance Company of America manages the
Portfolio.

Money Market Portfolio
--------------------------------------------------------------------------------


Investment Objective The Portfolio seeks to maximize current income while preserving capital and maintaining liquidity. The investment objective may only be changed with shareholder approval.



Investment Strategies To pursue its investment objective, the Portfolio invests primarily in high quality short-term money market instruments. The Portfolio invests primarily in U.S. dollar-denominated issues of corporations, U.S. Government and agency obligations, and asset-backed securities with remaining maturities of 397 days or less. The dollar-weighted average life to maturity of the securities held in the Portfolio will be 90 days or less. These securities include commercial paper, bankers' acceptances, certificates of deposit, time deposits, and other debt obligations. The Portfolio holds fixed and floating interest rate instruments. The Portfolio generally does not hold more than 5% of its assets in any one issuer. Please see Appendix A to this Prospectus for a more in-depth discussion as to the securities in which the Money Market Portfolio may invest.



Risk Factors As with any money market fund, the fund will be subject to fluctuations in the level of current income due to reinvestment risk. Securities in the Portfolio may not yield as high a level of current income as securities with longer maturities or of lower quality. Such other securities generally possess a lesser degree of liquidity and greater market risk. The Portfolio seeks to minimize credit risk through careful selection of securities of approved issuers. Nevertheless, reinvestment risk and credit risk cannot be eliminated and these factors will affect the net asset value of the fund. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.



Investment Adviser Fee Annual rate of 0.40% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the Portfolio's aggregate average daily net assets.

Performance Bar Chart and Table


The bar chart and table shown below provide an indication of the risks of investing in the Money Market Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing the portfolio's average annual returns for one, five and ten years. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included, they would have reduced performance. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Investment results assume reinvestment of dividends.


                                    [CHART]

1992    3.38%
1993    2.78%
1994    3.89%
1995    5.64%
1996    5.12%
1997    5.27%
1998    5.25%
1999    4.98%
2000    6.11%
2001    3.80%


During the ten-year period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ending September 30, 2000) and the lowest return for a quarter was 0.51% (quarter ending December 31, 2001).



------------------------------------------------------------------------------
Average Annual Total Returns
(for the periods ending December 31, 2001)             1 Year 5 Years 10 Years
------------------------------------------------------------------------------
Money Market Portfolio (Return Before Taxes)           3.80%   5.08%   4.62%
------------------------------------------------------------------------------



Portfolio Management  MONY Life Insurance Company of America manages the
Portfolio.

Diversified Portfolio
--------------------------------------------------------------------------------

Investment Objective The Diversified Portfolio seeks to maximize income and capital appreciation. The investment objective may only be changed with shareholder approval.


Investment Strategies The Portfolio invests in a diversified mix of common stocks of U.S. and foreign companies, investment-grade corporate and government bonds, and money-market instruments. The mix of securities in the Portfolio will reflect the relative attractiveness of stocks, bonds, or money-market instruments as determined by the Portfolio manager. The Portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.



Currently, the Portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the Portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the Portfolio. Since the only shareholders of the Portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher Portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher Portfolio turnover would cause the Portfolio to incur additional transaction costs.



Risk Factors The value of the investments in the Portfolio will fluctuate with movements in the stock and bond markets depending on the Portfolio mix selected by the manager. The loss of money is a risk of investing in the Portfolio.



Investment Adviser Fee Annual rate of 0.50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the Portfolio's aggregate average daily net assets.

Performance Bar Chart and Table


The bar chart and table shown below provide an indication of the risks of investing in the Diversified Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included, they would have reduced performance. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Investment results assume reinvestment of dividends.


                                    [CHART]

1992    0.99%
1993   10.92%
1994    1.03%
1995   26.31%
1996   14.44%
1997   24.97%
1998   23.69%
1999   30.53%
2000   (6.55)%
2001  (15.40)%


During the ten-year period shown in the bar chart, the highest return for a quarter was 17.47% (quarter ending December 31, 1999) and the lowest return for a quarter was -7.10% (quarter ending March 31, 2001).



--------------------------------------------------------------------
Average Annual Total Returns
(for the periods ending December 31, 2001)  1 Year  5 Years 10 Years
--------------------------------------------------------------------
Diversified Portfolio (Return Before Taxes) -15.40%  9.79%   10.07%
--------------------------------------------------------------------
S & P 500 Index                             -11.88% 10.70%   12.93%
--------------------------------------------------------------------



Portfolio Management  MONY Life Insurance Company of America manages the
Portfolio.

Equity Income Portfolio Financial Highlights The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the Statement of Additional Information of the Portfolio and its Annual Report. These documents are available at the address or phone number on the back cover of this Prospectus. The Annual Report also contains a discussion of the performance of the Equity Income Portfolio during 2001 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in the Equity Income Portfolio. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.


                            MONY SERIES FUND, INC.

                            Equity Income Portfolio

                             FINANCIAL HIGHLIGHTS

         For a share outstanding throughout each period is as follows:


                                                          For the years ended December 31,
                                                 -------------------------------------------------
                                                  2001       2000       1999       1998     1997
                                                 -------    -------    -------    -------  -------
Net asset value, beginning of period............ $ 20.78    $ 23.42    $ 25.95    $ 27.10  $ 23.44
                                                 -------    -------    -------    -------  -------
Income from investment operations:
 Net investment income (loss)...................    0.27(a)    0.32(a)    0.38(a)    0.78     0.61
 Net realized and unrealized gain (loss) on
   investments..................................   (2.44)      0.68       1.90       2.62     5.96
                                                 -------    -------    -------    -------  -------
   Total from investment operations.............   (2.17)      1.00       2.28       3.40     6.57
                                                 -------    -------    -------    -------  -------
 Dividends from net investment income...........   (0.33)     (0.39)     (0.51)     (0.88)   (1.00)
 Distributions from net capital gains...........   (1.92)     (3.25)     (4.30)     (3.67)   (1.91)
                                                 -------    -------    -------    -------  -------
   Total distributions..........................   (2.25)     (3.64)     (4.81)     (4.55)   (2.91)
                                                 -------    -------    -------    -------  -------
Net asset value, end of period.................. $ 16.36    $ 20.78    $ 23.42    $ 25.95  $ 27.10
                                                 =======    =======    =======    =======  =======
   Total return.................................  (10.97)%     6.07%      8.04%     12.63%   31.26%
Net assets, end of period (000s)................ $12,971    $16,993    $18,460    $19,801  $20,721
Ratio of expenses (excluding expense
  reimbursements/reductions) to average net
  assets........................................    0.71%      0.73%      0.70%      0.76%    0.59%
Ratio of expenses to average net assets.........    0.71%      0.72%      0.70%      0.75%    0.58%
Ratio of net investment income (loss) (excluding
  expense reimbursements/reductions) to average
  net assets....................................    1.56%      1.58%      1.56%      1.86%    2.20%
Ratio of net investment income (loss) to average
  net assets....................................    1.56%      1.58%      1.57%      1.88%    2.20%
Portfolio turnover..............................      36%        31%        27%        28%      29%

----------
(a)Based on average shares outstanding.

Equity Growth Portfolio Financial Highlights The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in t he table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the Statement of Additional Information of the Portfolio and its Annual Report. These documents are available at the address or phone number on the back cover of this Prospectus. The Annual Report also contains a discussion of the performance of the Equity Growth Portfolio during 2001 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in the Equity Growth Portfolio. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.


                            MONY SERIES FUND, INC.

                            Equity Growth Portfolio

                             FINANCIAL HIGHLIGHTS

         For a share outstanding throughout each period is as follows:


                                                              For the years ended December 31,
                                                     -------------------------------------------------
                                                      2001       2000        1999       1998     1997
                                                     -------    -------     ------     ------   ------
Net asset value, beginning of period................ $ 35.12    $ 48.65     $38.20     $36.08   $30.37
                                                     -------    -------     ------     ------   ------
Income from investment operations:
 Net investment income (loss).......................    0.09(a)   (0.04)(a)  (0.20)(a)   1.50     0.11
 Net realized and unrealized gain (loss) on
   investments......................................   (5.44)     (3.03)     14.05       6.88     8.42
                                                     -------    -------     ------     ------   ------
   Total from investment operations.................   (5.35)     (3.07)     13.85       8.38     8.53
                                                     -------    -------     ------     ------   ------
 Dividends from net investment income...............      --         --         --      (1.62)   (0.96)
 Distributions from net capital gains...............  (13.67)    (10.46)     (3.40)     (4.64)   (1.86)
                                                     -------    -------     ------     ------   ------
   Total distributions..............................  (13.67)    (10.46)     (3.40)     (6.26)   (2.82)
                                                     -------    -------     ------     ------   ------
Net asset value, end of period...................... $ 16.10    $ 35.12     $48.65     $38.20   $36.08
                                                     =======    =======     ======     ======   ======
   Total return.....................................  (19.29)%    (8.46)%    37.98%     25.46%   30.68%
Net assets, end of period (000s).................... $ 1,691    $ 2,599     $3,362     $3,109   $2,799
Ratio of expenses (excluding expense reimbursements/
  reductions) to average net assets.................    1.32%      1.40%      1.49%      1.93%    1.33%
Ratio of expenses to average net assets.............    1.15%      1.37%      1.46%      1.82%    1.23%
Ratio of net investment income (loss) (excluding
  expense reimbursements/reductions) to average net
  assets............................................    0.31%     (0.12)%    (0.53)%    (0.58)%   0.24%
Ratio of net investment income (loss) to average net
  assets............................................    0.48%     (0.10)%    (0.49)%    (0.48)%   0.34%
Portfolio turnover..................................      54%        41%        31%        38%      46%

----------
(a)Based on average shares outstanding.

Intermediate Term Bond Portfolio Financial Highlights The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the Statement of Additional Information of the Portfolio and its Annual Report. These documents are available at the address or phone number on the back cover of this Prospectus. The Annual Report also contains a discussion of the performance of the Intermediate Term Bond Portfolio during 2001 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in the Intermediate Term Bond Portfolio. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.


                            MONY SERIES FUND, INC.

                       Intermediate Term Bond Portfolio

                             FINANCIAL HIGHLIGHTS

         For a share outstanding throughout each period is as follows:


                                                          For the years ended December 31,
                                                 -------------------------------------------------
                                                  2001       2000       1999       1998     1997
                                                 -------    -------    -------    -------  -------
Net asset value, beginning of period............ $ 10.97    $ 10.82    $ 11.33    $ 11.12  $ 10.96
                                                 -------    -------    -------    -------  -------
Income from investment operations:
 Net investment income (loss)...................    0.56(a)    0.62(a)    0.61(a)    0.51     0.63
 Net realized and unrealized gain (loss) on
   investments..................................    0.34       0.19      (0.59)      0.28     0.16
                                                 -------    -------    -------    -------  -------
   Total from investment operations.............    0.90       0.81       0.02       0.79     0.79
                                                 -------    -------    -------    -------  -------
 Dividends from net investment income...........   (0.60)     (0.66)     (0.53)     (0.58)   (0.63)
 Distributions from net capital gains...........      --         --         --         --       --
                                                 -------    -------    -------    -------  -------
   Total distributions..........................   (0.60)     (0.66)     (0.53)     (0.58)   (0.63)
                                                 -------    -------    -------    -------  -------
Net asset value, end of period.................. $ 11.27    $ 10.97    $ 10.82    $ 11.33  $ 11.12
                                                 =======    =======    =======    =======  =======
   Total return.................................    8.51%      7.94%      0.23%      7.44%    7.70%
Net assets, end of period (000s)................ $73,368    $52,812    $55,595    $59,531  $44,217
Ratio of expenses (excluding expense
  reimbursements/reductions) to average net
  assets........................................    0.62%      0.61%      0.57%      0.62%    0.51%
Ratio of expenses to average net assets.........    0.62%      0.61%      0.57%      0.61%    0.51%
Ratio of net investment income (loss) (excluding
  expense reimbursements/reductions) to average
  net assets....................................    5.09%      5.86%      5.50%      5.60%    5.97%
Ratio of net investment income (loss) to average
  net assets....................................    5.09%      5.86%      5.50%      5.61%    5.98%
Portfolio turnover..............................      19%        30%        40%        18%      79%

----------
(a)Based on average shares outstanding.

Long Term Bond Portfolio Financial Highlights The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the Statement of Additional Information of the Portfolio and its Annual Report. These documents are available at the address or phone number on the back cover of this Prospectus. The Annual Report also contains a discussion of the performance of the Long Term Bond Portfolio during 2001 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in the Long Term Bond Portfolio. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.


                            MONY SERIES FUND, INC.

                           Long Term Bond Portfolio

                             FINANCIAL HIGHLIGHTS

         For a share outstanding throughout each period is as follows:


                                                       For the years ended December 31,
                                            -----------------------------------------------------
                                              2001        2000        1999        1998     1997
                                            --------    --------    --------    --------  -------
Net asset value, beginning of period....... $  13.27    $  12.32    $  14.17    $  13.64  $ 12.84
                                            --------    --------    --------    --------  -------
Income from investment operations:
 Net investment income (loss)..............     0.70(a)     0.74(a)     0.74(a)     0.56     0.76
 Net realized and unrealized gain (loss) on
   investments.............................     0.12        1.08       (1.80)       0.75     0.83
                                            --------    --------    --------    --------  -------
   Total from investment operations........     0.82        1.82       (1.06)       1.31     1.59
                                            --------    --------    --------    --------  -------
 Dividends from net investment income......    (0.71)      (0.87)      (0.53)      (0.72)   (0.79)
 Distributions from net capital gains......       --          --       (0.26)      (0.06)      --
                                            --------    --------    --------    --------  -------
   Total distributions.....................    (0.71)      (0.87)      (0.79)      (0.78)   (0.79)
                                            --------    --------    --------    --------  -------
Net asset value, end of period............. $  13.38    $  13.27    $  12.32    $  14.17  $ 13.64
                                            ========    ========    ========    ========  =======
   Total return............................     6.28%      15.61%      (7.60)%     10.08%   13.44%
Net assets, end of period (000s)........... $131,717    $102,733    $105,317    $122,957  $75,353
Ratio of expenses (excluding expense
  reimbursements/reductions) to average net
  assets...................................     0.62%       0.60%       0.55%       0.58%    0.49%
Ratio of expenses to average net assets....     0.62%       0.59%       0.55%       0.57%    0.49%
Ratio of net investment income (loss)
  (excluding expense reimbursements/
  reductions) to average net assets........     5.25%       6.02%       5.68%       5.50%    6.33%
Ratio of net investment income (loss) to
  average net assets.......................     5.25%       6.02%       5.68%       5.50%    6.33%
Portfolio turnover.........................       39%         19%         43%         41%      37%

----------
(a)Based on average shares outstanding.

Government Securities Portfolio Financial Highlights The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the Statement of Additional Information of the Portfolio and its Annual Report. These documents are available at the address or phone number on the back cover of this Prospectus. The Annual Report also contains a discussion of the performance of the Government Securities Portfolio during 2001 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in the Government Securities Portfolio. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.




                            MONY SERIES FUND, INC.

                        Government Securities Portfolio

                             FINANCIAL HIGHLIGHTS

         For a share outstanding throughout each period is as follows:


                                                          For the years ended December 31,
                                                 -------------------------------------------------
                                                  2001       2000       1999       1998     1997
                                                 -------    -------    -------    -------  -------
Net asset value, beginning of period............ $ 11.29    $ 10.91    $ 11.17    $ 10.89  $ 10.58
                                                 -------    -------    -------    -------  -------
Income from investment operations:
 Net investment income (loss)...................    0.51(a)    0.58(a)    0.56(a)    0.33     0.45
 Net realized and unrealized gain (loss) on
   investments..................................    0.21       0.42      (0.49)      0.39     0.28
                                                 -------    -------    -------    -------  -------
   Total from investment operations.............    0.72       1.00       0.07       0.72     0.73
                                                 -------    -------    -------    -------  -------
 Dividends from net investment income...........   (0.55)     (0.62)     (0.33)     (0.44)   (0.42)
 Distributions from net capital gains...........      --       0.00(b)    0.00(b)      --       --
                                                 -------    -------    -------    -------  -------
   Total distributions..........................   (0.55)     (0.62)     (0.33)     (0.44)   (0.42)
                                                 -------    -------    -------    -------  -------
Net asset value, end of period.................. $ 11.46    $ 11.29    $ 10.91    $ 11.17  $ 10.89
                                                 =======    =======    =======    =======  =======
   Total return.................................    6.58%      9.70%      0.66%      6.85%    7.18%
Net assets, end of period (000s)................ $86,351    $53,409    $57,337    $54,615  $25,066
Ratio of expenses (excluding expense
  reimbursements/reductions) to average net
  assets........................................    0.62%      0.61%      0.58%      0.64%    0.56%
Ratio of expenses to average net assets.........    0.62%      0.61%      0.57%      0.62%    0.54%
Ratio of net investment income (loss) (excluding
  expense reimbursements/reductions) to average
  net assets....................................    4.49%      5.41%      5.08%      5.09%    5.50%
Ratio of net investment income (loss) to average
  net assets....................................    4.49%      5.41%      5.09%      5.10%    5.52%
Portfolio turnover..............................      20%         8%         8%        30%      19%

----------
(a)Based on average shares outstanding.
(b)Less than $.01 per share.

Money Market Portfolio Financial Highlights The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the Statement of Additional Information of the Portfolio and its Annual Report. These documents are available at the address or phone number on the back cover of this Prospectus. The Annual Report also contains a discussion of the performance of the Money Market Portfolio during 2001 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in the Money Market Portfolio. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.


                            MONY SERIES FUND, INC.

                            Money Market Portfolio

                             FINANCIAL HIGHLIGHTS

         For a share outstanding throughout each period is as follows:


                                                    For the years ended December 31,
                                            ------------------------------------------------
                                              2001      2000      1999      1998      1997
                                            --------  --------  --------  --------  --------
Net asset value, beginning of period....... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                            --------  --------  --------  --------  --------
Income from investment operations:
 Net investment income (loss)..............     0.04      0.06      0.05      0.05      0.05
                                            --------  --------  --------  --------  --------
   Total from investment operations........     0.04      0.06      0.05      0.05      0.05
                                            --------  --------  --------  --------  --------
 Dividends from net investment income......    (0.04)    (0.06)    (0.05)    (0.05)    (0.05)
                                            --------  --------  --------  --------  --------
   Total distributions.....................    (0.04)    (0.06)    (0.05)    (0.05)    (0.05)
                                            --------  --------  --------  --------  --------
Net asset value, end of period............. $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                            ========  ========  ========  ========  ========
   Total return............................     3.80%     6.11%     4.98%     5.25%     5.27%
Net assets, end of period (000s)........... $314,937  $268,299  $336,532  $349,421  $158,286
Ratio of expenses (excluding expense
  reimbursements/reductions) to average net
  assets...................................     0.51%     0.47%     0.44%     0.45%     0.46%
Ratio of expenses to average net assets....     0.50%     0.47%     0.44%     0.45%     0.45%
Ratio of net investment income (loss)
  (excluding expense reimbursements/
  reductions) to average net assets........     3.64%     5.93%     4.84%     5.08%     5.11%
Ratio of net investment income (loss) to
  average net assets.......................     3.65%     5.93%     4.84%     5.09%     5.11%

Diversified Portfolio Financial Highlights The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the Statement of Additional Information of the Portfolio and its Annual Report. These documents are available at the address or phone number on the back cover of this Prospectus. The Annual Report also contains a discussion of the performance of the Diversified Portfolio during 2001 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in the Diversified Portfolio. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.


                            MONY SERIES FUND, INC.

                             Diversified Portfolio

                             FINANCIAL HIGHLIGHTS

         For a share outstanding throughout each period is as follows:


                                                            For the years ended December 31,
                                                     ---------------------------------------------
                                                      2001       2000      1999      1998    1997
                                                     -------    ------    ------    ------  ------
Net asset value, beginning of period................ $ 17.92    $22.93    $19.91    $20.61  $17.99
                                                     -------    ------    ------    ------  ------
Income from investment operations:
 Net investment income (loss).......................    0.20(a)   0.14(a)   0.08(a)   1.41    0.34
 Net realized and unrealized gain (loss) on
   investments......................................   (2.66)    (1.33)     5.60      2.85    3.80
                                                     -------    ------    ------    ------  ------
   Total from investment operations.................   (2.46)    (1.19)     5.68      4.26    4.14
                                                     -------    ------    ------    ------  ------
 Dividends from net investment income...............   (0.18)    (0.09)    (0.08)    (1.65)  (0.39)
 Distributions from net capital gains...............   (4.19)    (3.73)    (2.58)    (3.31)  (1.13)
                                                     -------    ------    ------    ------  ------
   Total distributions..............................   (4.37)    (3.82)    (2.66)    (4.96)  (1.52)
                                                     -------    ------    ------    ------  ------
Net asset value, end of period...................... $ 11.09    $17.92    $22.93    $19.91  $20.61
                                                     =======    ======    ======    ======  ======
   Total return.....................................  (15.40)%   (6.55)%   30.53%    23.69%  24.97%
Net assets, end of period (000s).................... $ 1,826    $2,871    $3,568    $3,280  $3,229
Ratio of expenses (excluding expense reimbursements/
  reductions) to average net assets.................    1.26%     1.27%     1.50%     1.83%   1.10%
Ratio of expenses to average net assets.............    1.15%     1.25%     1.46%     1.75%   1.03%
Ratio of net investment income (loss) (excluding
  expense reimbursements/reductions) to average net
  assets............................................    1.50%     0.66%     0.36%     0.32%   1.36%
Ratio of net investment income (loss) to average net
  assets............................................    1.61%     0.68%     0.40%     0.40%   1.43%
Portfolio turnover..................................      47%       27%       27%       34%     33%

----------
(a)Based on average shares outstanding.

                            Management of the Fund

Investment Adviser


   The Fund's investment adviser is MONY Life Insurance Company of America ("MONY America"). MONY America's principal business address is 1740 Broadway, New York, New York 10019. MONY America is a wholly owned subsidiary of MONY Life Insurance Company ("MONY"). MONY America will carry on the overall day-to-day management of the seven current Portfolios under an Investment Advisory Agreement with the Fund. It also will provide investment advice and related services for each of the Portfolios. MONY America registered as an investment adviser under the Investment Advisers Act of 1940 in 1985. Prior to 1985, MONY America had not performed services as an investment adviser. MONY America has entered into a Services Agreement with MONY to provide it with personnel, services, facilities, supplies and equipment in order to carry out many of its duties. MONY America pays MONY for these services.


   Because the Investment Advisory Agreement and the Services Agreement are interrelated and dependent on each other, MONY may be considered to be an investment advisor of the Fund for certain federal regulatory purposes. MONY is registered as an investment adviser under the Investment Advisers Act of 1940. Its principal business address is 1740 Broadway, New York, New York 10019.


   MONY is a life insurance company that was originally organized under the laws of New York in 1842 as The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. MONY manages the investment assets held in its own general account, various separate accounts established by MONY, and the assets of its employee thrift plan trust. From 1969 to 1981, MONY provided investment advisory services for MONY Advisers, Inc. (a wholly owned subsidiary of MONY). MONY Advisers, Inc. acted as investment adviser to The MONY Fund, Inc., a registered, diversified, open-end, management investment company. As of December 31, 2001, total assets under management in the accounts managed by MONY and MONY America were about $26.0 billion. These assets included common stocks, long and medium term publicly traded fixed income securities, and short-term debt obligations. The size of the accounts and portfolios managed by MONY or its personnel does not assure that a shareholder of the Fund will realize any gain or be protected from any loss.



   MONY America and MONY serve as investment managers or advisers in managing their own assets and, in the case of MONY, the assets of separate accounts and certain of its subsidiaries. In the future, MONY America and MONY may serve as investment manager or adviser to other investment companies. Investment opportunities may arise that are appropriate for more than one account or entity for which MONY America or MONY serves as investment manager or adviser, including for their own accounts. When this occurs, MONY America and MONY and their personnel will not favor one account or entity over another. Investments will be allocated among them in an impartial manner believed to be equitable to each account and entity involved. The allocations will be based on each respective account's or entity's investment objectives and its current cash and investment positions. Because these various accounts and entities may have different investment objectives and positions, MONY America or MONY may, from time to time buy a particular security for one or more of such accounts and entities when it sells such securities for another account or entity.

   MONY America receives an investment management fee as compensation for its services to each of the portfolios. The investment management fee paid to MONY America in 2001 for each of the Portfolios, expressed as a percentage of such portfolio's average net assets is shown in the table below:





                          Aggregate Fee Paid to Adviser
        Portfolio          (% of Average Daily Assets)   Management Fee Schedule
---------------------------------------------------------------------------------

Equity Income Portfolio               0.50%             Annual rate of 0.50% of
                                                        the first$400 million,
                                                        0.35% of the next$400
                                                        million and 0.30% of
                                                        amountsin excess of $800
                                                        million.
---------------------------------------------------------------------------------

Equity Growth Portfolio               0.50%             Annual rate of 0.50% of
                                                        the first$400 million,
                                                        0.35% of the next$400
                                                        million and 0.30% of
                                                        amountsin excess of $800
                                                        million.
---------------------------------------------------------------------------------

Intermediate Term Bond                0.50%             Annual rate of 0.50% of
  Portfolio                                             the first$400 million,
                                                        0.35% of the next$400
                                                        million and 0.30% of
                                                        amountsin excess of $800
                                                        million.
---------------------------------------------------------------------------------

Long Term Bond Portfolio              0.50%             Annual rate of 0.50% of
                                                        the first$400 million,
                                                        0.35% of the next$400
                                                        million and 0.30% of
                                                        amountsin excess of $800
                                                        million.
---------------------------------------------------------------------------------

Government Securities                 0.50%             Annual rate of 0.50% of
  Portfolio                                             the first$400 million,
                                                        0.35% of the next$400
                                                        million and 0.30% of
                                                        amountsin excess of $800
                                                        million.
---------------------------------------------------------------------------------

Money Market Portfolio                0.40%             Annual rate of 0.40% of
                                                        the first$400 million,
                                                        0.35% of the next$400
                                                        million and 0.30% of
                                                        amountsin excess of $800
                                                        million.
---------------------------------------------------------------------------------

Diversified Portfolio                 0.50%             Annual rate of 0.50% of
                                                        the first$400 million,
                                                        0.35% of the next$400
                                                        million and 0.30% of
                                                        amountsin excess of $800
                                                        million.
---------------------------------------------------------------------------------



   MONY America has agreed to bear all expenses (1) for the Fund's organization, (2) related to initial registration and qualification under federal and state securities laws, and (3) for compensation of the Fund's directors, officers and employees who are interested persons (as defined by the 1940 Act) of MONY America. All other expenses, including those associated with calculating net asset value of the portfolios and any extraordinary or non-recurring expenses, will be borne by the Fund. With respect to the expenses of printing and mailing prospectuses, see "Purchase and Redemption of Shares" on page 25.



   MONY America has contractually agreed to limit expenses on these Portfolios to the following amounts: Intermediate Term Bond -- 0.75%; Long Term
Bond -- 0.75%; Government Securities -- 0.75%; Money Market -- 0.50%; Equity Income -- 1.05%; Equity Growth -- 1.15%; and Diversified -- 1.15%. This contractual limitation is in effect until April 30, 2003.

Portfolio Managers



      Portfolio                                     Portfolio Manager
---------------------------------------------------------------------------------------------------

Equity Income          John V. Rock has managed the Portfolio since inception in         . He also
                       manages the Equity Growth Portfolio and co-manages the Diversified
                       Portfolio. He is Senior Vice President of MONY and has 37 years' experience in the investment industry.
---------------------------------------------------------------------------------------------------

Equity Growth          John V. Rock has managed the Portfolio since inception in         . He also
                       manages the Equity Growth Portfolio and co-manages the Diversified
                       Portfolio. He is Senior Vice President of MONY and has 37 years' experience in the investment industry.
---------------------------------------------------------------------------------------------------

Intermediate Term Bond Gisella Bello has managed the Portfolio since 1996. She also manages and trades the short to intermediate portion of MONY's public bond Portfolio and has 14 years' experience in the investment industry.
---------------------------------------------------------------------------------------------------

Long Term Bond         Michael Dineen, CFA, has managed the Portfolio since 1993. He has 13 years'
                       experience in the investment industry.
---------------------------------------------------------------------------------------------------

Government Securities  Gregory M. Staples has managed the Portfolio since 1993. He also co-manages the Diversified Portfolio, is head of the public bond group at MONY and has
                       20 years' experience in the investment industry.
---------------------------------------------------------------------------------------------------

Money Market           David E. Wheeler has managed the Portfolio since 1996. He shares credit research responsibilities for MONY's long-term public bond Portfolio and has
                       15 years' experience in the investment industry.
---------------------------------------------------------------------------------------------------

Diversified            Day-to-day management of the securities investments of the Portfolio is handled by John V. Rock who has 37 years of experience in the investment
                       industry. He has been co-Portfolio manager since it's inception in       .
                       Day-to-day management of the fixed income investments of the Portfolio are handled by Gregory M. Staples who has been co-Portfolio manager with Mr.
                       Rock since 1993. He also is head of the public bond group at MONY and has
                       20 years' experience in the investment industry.
---------------------------------------------------------------------------------------------------




Custodian, Transfer Agent, and Dividend Disbursing Agent

   State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the custodian, transfer agent and dividend disbursing agent of the securities held by the portfolios of the Fund. It is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank.

Legal Proceedings


   The Fund, its investment adviser and its principal underwriter are not parties to any legal proceedings as of December 31, 2001.


                       Purchase and Redemption of Shares




   Shares of the Fund are not offered directly to the general public. The Fund currently offers shares of the Fund to separate accounts of MONY and MONY America as funding vehicles for certain variable annuity contracts or variable life insurances contracts ("variable contracts") issued through the separate accounts by such life insurance companies. When shares of the Fund are offered as a funding vehicle for such variable contracts, a separate prospectus describing the particular separate account and variable contract being offered through that separate account will accompany this Prospectus. The Fund may, in the future, offer shares directly to qualified pension and retirement plans.



   Shares of the Portfolios are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the separate accounts and the assets of each such subaccount are invested in the shares of the Portfolio corresponding to that subaccount. The separate accounts purchase and redeem shares of the Portfolios for their subaccounts at a net asset value without sales or redemption charges.



   For each day on which a Portfolio's net asset value is calculated, the separate accounts transmit to the Portfolios any orders to purchase or redeem shares of the Portfolios based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed on that day. Similarly, qualified pension and retirement plans may in the future transmit to the Portfolios any orders to purchase or redeem shares of the Portfolio(s) based on the instructions of plan trustees or participants. The separate account purchases and redeems shares of each Portfolio at the Portfolio's net asset value per share calculated as of the day the Portfolios receive the order, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed are made within seven days after receipt of a proper notice of redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.



   A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. A potential for certain conflicts would also exist between the interests of any of these investors and participants in a qualified pension and retirement plan that might invest in the Portfolios. To the extent that such classes of investors are invested in the same Portfolio when a conflict of interest arises that might involve the Portfolio, one or more such classes of investors could be disadvantaged. The Fund currently does not foresee any such disadvantage to owners of variable contracts or to plan participants. Nonetheless, the board of directors of the Fund will monitor the Portfolios for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, MONY or MONY America will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict occurs, MONY or MONY America might withdraw its separate accounts' investment in one or more Portfolios or it may substitute shares of one Portfolio for another. This might force a Portfolio to sell its portfolio securities at a disadvantageous price.



  Contract Owner Voting Rights



   With regard to Portfolio matters for which the Investment Company Act of 1940 (the "1940 Act") requires a shareholder vote, MONY or MONY America will vote such shares in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that separate account. Each share has one vote for each dollar of net asset value and votes are counted on an aggregate basis except as to matters where the interests of Portfolios differ (such as approval of an investment advisory agreement or a change in a Portfolio's fundamental investment policies). In such a case, the voting is on a Portfolio-by-Portfolio basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by their insurance company sponsors for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received.



  Plan Participant Voting Rights



   With regard to matters for which the 1940 Act requires a shareholder vote, trustees of qualified pension and retirement plans are expected to vote Portfolio shares held by their plans either in their own discretion or in accordance with instructions received from participants in such plans.

                      Dividends, Distributions and Taxes




  Dividend and Capital Gains Distribution



   Each Portfolio intends to distribute substantially all of its net investment income annually. Each Portfolio also intends to distribute substantially all of its net realized capital gains annually. All income dividends and capital gains distributions made by a Portfolio are reinvested in shares of that Portfolio at that Portfolio's net asset value.



  Taxes



   For federal income tax purposes, each Portfolio is treated as a separate entity. Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986 as amended ("Code"). By so qualifying, a Portfolio is not subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to the separate accounts or to qualified pension and retirement plans.



   Since the separate accounts are the only shareholders of the Portfolios, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to the purchasers of variable contracts, see the attached prospectus for such contract.

                                                                     APPENDIX A

                     SECURITIES IN WHICH THE MONEY MARKET
                        PORTFOLIO MAY CURRENTLY INVEST

   The Money Market Portfolio, and the other Portfolios to the extent their investment policies so provide, may invest in the following short-term, debt securities regularly bought and sold by financial institutions:


   1. Debt securities (including bills, certificates of indebtedness, notes, and bonds) issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government that is established under the authority of an act of Congress. These include:



   . U.S. Treasury Bills;



   . Other obligations issued or guaranteed by the U.S. government;



   . Obligations of U.S. agencies or instrumentalities which are backed by the U.S. Treasury; and



   . Obligations issued or guaranteed by U.S. agencies or instrumentalities and backed solely by the issuing agency or instrumentality. Such agencies or instrumentalities include, but are not limited to: (1) The Federal National Mortgage Association; (2) the Federal Farm Credit Bank; (3) the Federal Home Loan Bank; and (4) the Government National Mortgage Association.




Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on them is generally backed directly or indirectly by the U.S. Treasury. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees, or to the backing solely of the issuing agency or instrumentality itself.

   2. Obligations (including certificates of deposit, bankers' acceptances and time deposits) of any bank which has, at the time of the Portfolio's investment, total investment assets of at least $1 billion or the equivalent. The bank may be organized under the laws of the United States or any state or foreign branches of such banks or foreign banks. The term "certificates of deposit" includes:


   . Eurodollar certificates of deposit, which are traded in the over-the-counter market;



   . Eurodollar time deposits, for which there is generally not a market; and


   . Yankee certificates of deposit.


"Eurodollars" are dollars deposited in banks outside the United States. Yankee certificates of deposit are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank, and are primarily traded in the United States. An investment in Eurodollar instruments involves risks that are different in some respects from an investment in debt obligations of domestic issuers. These risks include future political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the payment of principal and interest on the Eurodollar instruments. In addition, foreign branches of domestic banks and foreign banks may not be subject to the same accounting, auditing and financial standards and requirements as domestic banks. Finally, in the event of default, judgments against a foreign branch or foreign bank might be difficult to obtain or enforce. Yankee certificates have risks substantially similar to those of Eurodollar certificates.


"Certificates of deposit" are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year). "Bankers' acceptances" are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. "Time deposits" are non-negotiable deposits in a bank for a fixed period of time.

   3. Commercial paper issued by corporations which at the date of investment is rated (a) by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations, or (b) if not rated, issued by domestic or foreign corporations which have an outstanding senior long-term debt issue rated by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations. "Commercial paper" consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. If the commercial paper is issued by a foreign corporation, it must be U.S. Dollar denominated.


   4. Other corporate obligations issued by domestic or foreign corporations which at the date of investment are rated by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations.

"Corporate obligations" are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs. If the obligation is issued by a foreign corporation, it must be U.S. Dollar denominated.


   5. Repurchase Agreements. When the Money Market Portfolio purchases money market securities of the types described above, it may on occasion enter into a repurchase agreement with the seller. In a repurchase agreement, the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price. This resale price reflects an agreed-upon market rate of interest effective for the period of time the Portfolio's money is invested in the security, and is not related to the coupon rate of the purchased security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Fund will not enter into repurchase agreements unless the agreement is "fully collateralized," i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the "loan," including accrued interest. The Fund's custodian bank will take possession of the securities underlying the agreement, and the Fund will value them daily to assure that this condition is met. The Fund has adopted standards for the parties with whom it will enter into repurchase agreements. It believes these standards are reasonably designed to assure that such a party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. In the event that a seller defaults on a repurchase agreement, the Fund may incur a loss in the market value of the collateral, as well as disposition costs. If a party with whom the Fund had entered into a repurchase agreement becomes involved in bankruptcy proceedings, the Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral security of the repurchase agreement declines in value during the bankruptcy proceedings.


   6. Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with banks. Reverse repurchase agreements have the characteristics of borrowing. They involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price and date. The price reflects a rate of interest paid for the use of funds for the period. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the securities involved during the term of the reverse repurchase agreement. In many cases the Portfolio will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Portfolio may be unable to realize a return from the use of the proceeds equal to or greater than the interest required to be paid. Opportunities to achieve this advantage may not always be available, and the Portfolio intends only to use the reverse repurchase technique when it appears to be to its advantage to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of the Portfolio's securities. The Fund's custodian bank will maintain in a separate account securities of the Portfolio that have a value equal to or greater than the Portfolio's commitments under reverse repurchase agreements.

   7. Asset backed securities are securities that have been structured to receive payment from an identified pool of assets. These pools are typically over-collateralized or they have some sort of financial guaranty such as a letter of credit or a third party guaranty to ensure full and timely repayment.

   8. Limited liquidity securities/securities sold under SEC Rule 144A. A substantial market of qualified institutional buyers may develop under Rule 144A of the 1933 Act for securities that are subject to legal or contractual restrictions on resale. If such a market develops, these securities may be treated as liquid securities. To the extent that for a period of time qualified institutional buyers cease purchasing such securities pursuant to Rule 144A, there may be an increase in the level of illiquidity in the portfolio during such period.


   Notwithstanding the above, it is the present intention of the Fund that the Money Market Portfolio continue to qualify under the requirements of Rule 2a-7 of the SEC. This Rule permits the Portfolio to use the amortized cost method of valuation to calculate net asset value if the Portfolio's funds are invested in accordance with its guidelines. Briefly, those guidelines require investment in Eligible Securities (see "Valuation of Money Market Portfolio" at page 29 for a discussion of Eligible Securities) which qualify as First or Second Tier securities under the Rule. First Tier securities include any Eligible Security which:


   (i) is rated (or, if unrated, the issuer of which also issues short-term securities any one of which, comparable in priority and security, is rated) by an SEC designated statistical rating organization in its highest category for short-term debt obligations, or

   (ii) is a security having:

       . a remaining maturity of 397 days or less when acquired but which has an original maturity in excess of 397 days, and

       . which is now comparable in priority and security to a short-term security of the same issuer which is rated by an SEC designated statistical rating organization in the highest category for short-term debt obligations; or

   (iii) is unrated as a short-term security (and, if rated as a long-term security, received a rating in one of the two highest categories) and is issued by an issuer which has no rated short-term debt obligations comparable in priority and security.


A Second Tier security is any Eligible Security (see "Valuation of Money Market Portfolio" at page 29 for a discussion of Eligible Securities) which is not a First Tier security.

                                                                     APPENDIX B

                      DESCRIPTION OF COMMERCIAL PAPER AND
                            CORPORATE BOND RATINGS

Commercial Paper Ratings

   Moody's commercial paper ratings are opinions of the ability of issuers to repay promissory obligations when due. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

   . Prime 1-Superior Ability for Repayment;


   . Prime 2-Strong Ability for Repayment; and


   . Prime 3-Acceptable Ability for Repayment.


   S&P's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating, "A", are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2", and "3" to indicate the relative degree of safety. The designation "A-1" indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The "A+" designation is applied to those issues rated "A-1" which possess overwhelming safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated "A-1."


   Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from "F-1+" which represents exceptionally strong credit quality to "F-4" which represents weak credit quality.


   Duff's short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings of Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.



   Thomson's BankWatch, Inc. assigns only one issuer rating to each company, based upon a qualitative and quantitative analysis of the consolidated financials of an issuer and its subsidiaries. The rating incorporates TBW's opinion of the vulnerability of the company to adverse developments which may impact the marketability of its securities, as well as the issuer's ability to repay principal and interest. Ratings range from "TBW-1" for highest quality to "TBW-3" for the lowest quality, (companies with very serious problems).


Bond Ratings


   A bond rated "Aaa" by Moody's is judged to be the best quality. Bonds rated "Aaa" are deemed to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is deemed secure. While the various protective elements may change, such foreseeable changes are unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. Margins of protection on "Aa" bonds may not be as large as on "Aaa" securities or fluctuations of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than "Aaa" securities. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated "Baa" are considered medium grade obligations whose interest payments and principal security appear adequate for the present but may lack certain protective elements or may be characteristically unreliable over any great length of time. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classifications from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. Bonds rated "Ba" are judged to have speculative elements and bonds rated below "Ba" are speculative to a higher degree.


   Debt rated "AAA" by S&P has the highest rating assigned by it. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB" and below is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.


   Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position within the category.


   Debt rated "AAA", the highest rating by Duff is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is regarded as high credit quality. Protection factors are strong and risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" is considered to have average, but adequate, protection factors. Bonds rated "BBB" are considered to have below average protection factors, but still sufficient for prudent investment. Bonds rated "BB" and below are below investment grade and possess fluctuating protection factors and risk.

                            MONY Series Fund, Inc.
                            Administrative Offices
                    1740 Broadway, New York, New York 10019

The Statement of Additional Information has more information about the Fund. The Statement of Additional Information is incorporated by reference into this prospectus.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

You may get a Statement of Additional Information, annual report or semi-annual report without charge by calling 1-800-487-6669 or by sending a request to:
MONY Series Fund, Inc., 1740 Broadway, New York, New York 10019. Requests for other information about the Fund or any shareholder inquiries should be made by calling or writing to the above phone number or address.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may get information on the operation of the public reference room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.




File Number: 2-95501
      811-04209

                                 STATEMENT OF
                            ADDITIONAL INFORMATION


                                  May 1, 2002


                            MONY Series Fund, Inc.
                                 1740 Broadway
                           New York, New York 10019
                                1-800-487-6669


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE CURRENT PROSPECTUS FOR MONY SERIES FUND, INC. DATED MAY 1, 2001. TO OBTAIN THIS PROSPECTUS, PLEASE CALL 1-800-487-6669 OR
WRITE:


                            MONY Series Fund, Inc.
                                 1740 Broadway
                           New York, New York 10019


The Financial Highlights Information in the prospectus dated May 1, 2002 included in Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (Registration Nos. 2-95501 and 811-04209) is incorporated herein by reference.


                               TABLE OF CONTENTS


                                                                 Page
                                                                 ----
          GENERAL INFORMATION...................................  (1)
          INVESTMENT RESTRICTIONS...............................  (1)
          INVESTMENT ADVISORY AND OTHER SERVICES................  (4)
           Distribution of Shares...............................  (6)
           Custodian............................................  (6)
           Independent Accountants..............................  (6)
           Service Marks License................................  (6)
          MANAGEMENT OF THE FUND................................  (8)
          SHARES IN THE FUND.................................... (10)
          VOTING RIGHTS......................................... (10)
          DETERMINATION OF NET ASSET VALUE...................... (11)
          ANNUAL MEETINGS....................................... (11)
          CONTROL PERSONS....................................... (11)
          PORTFOLIO BROKERAGE AND RELATED PRACTICES............. (12)
          FEDERAL INCOME TAX STATUS............................. (13)
          CALCULATION OF PERFORMANCE OF THE PORTFOLIOS.......... (14)
          PERFORMANCE DATA...................................... (15)
          FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS  F-1

                              GENERAL INFORMATION


   MONY Series Fund, Inc. (the "Fund"), a Maryland corporation organized on December 14, 1984, currently consists of the following seven (7) different Portfolios that are, in effect, separate investment funds: the Equity Income Portfolio, Equity Growth Portfolio, Intermediate Term Bond Portfolio, Long Term Bond Portfolio, Government Securities Portfolio, Money Market Portfolio, and Diversified Portfolio (the "Portfolios"). Until November 18, 1994, the Government Securities Portfolio had been known as the Intermediate Government Bond Portfolio. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission (the "SEC") over the Fund's management or its investment policies or practices.



   For more detailed information about the Fund, including information on the purchase, redemption and pricing of the shares of the Fund, see the section of the Prospectus of the Fund entitled "Purchase and Redemption of Shares, Shares in the Fund".


                            INVESTMENT RESTRICTIONS


   The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Fund's management or its investment policies or practices.



   A description of the investment objectives of each Portfolio, as well as the policies through which those objectives are pursued, is contained in the section of the Prospectus entitled "Investment Objectives and Policies of the Portfolios".


   In addition, the current Portfolios of the Fund are subject to certain fundamental investment restrictions that may not be changed except with the approval of a majority vote of the outstanding shares of the Portfolio affected (which for this purpose and under the 1940 Act means the lesser of (i) 67 percent of the Portfolio shares represented at a meeting at which more than 50 percent of the outstanding Portfolio shares are represented or (ii) more than 50 percent of the outstanding Portfolio shares). The Fund may in the future create new portfolios that may be subject to different investment restrictions.


   The fundamental investment restrictions applicable to the seven current Portfolios, including those fundamental restrictions described in the Prospectus entitled "The Fund", are:



      1. The Portfolios will not: (a) invest in the securities of any company for the purpose of exercising control or management thereof (alone or together with the other Portfolios); (b) write or purchase put or call options; (c) purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions; (d) effect a short sale of securities; or (e) invest in obligations that are not denominated in United States dollars.



      2. Securities of other issuers will not be underwritten, except that the right is reserved for each Portfolio to purchase for investment, on original issue or otherwise, securities that may not subsequently be distributed to the public without registration or that are exempt from registration, to the extent that investments in such securities will not exceed 10 percent of the value of such Portfolio's total assets at the time such an investment is made. Expenses of any such registration will be borne by such Portfolio only if its best efforts to have the issuer agree to bear such expenses are unsuccessful.


      3. The Portfolios will not purchase real estate or real estate mortgages, except that the right is reserved for each Portfolio to purchase and sell securities which are secured by real estate or real estate mortgages and securities of real estate investment trusts or other issuers that invest or deal in the foregoing. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This restriction does not prohibit the Fund in the future from establishing one or more real estate portfolios.


                                      (1)

      4. The Portfolios will not purchase or sell commodities, commodity contracts, or oil or gas interests, except that the right is reserved for each Portfolio to purchase securities of issuers which invest or deal in the foregoing.

      5. The Portfolios will not engage in the issuance of senior securities, except in the case of certain borrowings, as described in paragraph (7) below.


      6. Loans, both long and short term, may be made by a Portfolio only through the purchase or acquisition of privately-placed bonds, debentures, notes or other evidences of indebtedness (that may or may not be convertible into stock) of a type customarily acquired by institutional investors provided, however, that no such purchase or acquisition will be made if, as a result thereof, more than 10 percent of the value of the Portfolio's assets would be so invested. (Any such "loan" may be considered a security subject to the 10 percent investment limitation referred to in paragraph 2 above.) The purchase or acquisition of repurchase agreements, certificates of deposit or of portions of publicly distributed bonds, debentures, or other securities, shall not be considered the making of a loan by the Portfolios for purposes of this restriction.



      7. Borrowing of money will not be made by any Portfolio, except as a temporary position for emergency purposes (to facilitate redemptions, but not for leveraging or for investment) and then only from banks in an amount not exceeding 10 percent of the value of a Portfolio's assets (including the amount borrowed) less liabilities (not including the amount borrowed as a result of the borrowing) at the time such borrowing is made. During any period when outstanding indebtedness for money borrowed shall exceed 5 percent of the value of its total assets, the Portfolio will make no purchases of securities.



      8. In general, the Portfolios do not intend to concentrate investments in any one industry. Accordingly, no Portfolio will make an investment in a particular industry if, as a result of such investment, more than 25 percent of the value of its assets would be invested in that industry, except that this restriction shall not apply to (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (b) certificates of deposit issued by, time deposits in, bankers' acceptances accepted by, or repurchase agreements with, banks organized within the United States. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and such companies will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry.



      9. The Fund will operate as a diversified company, as that term is used in the 1940 Act. This means that 75 percent of the assets of each Portfolio other than the Money Market Portfolio, and 100% of the assets of the Money Market Portfolio, are subject to the limitation that no purchase of a security -- other than cash, cash items, and securities of the U.S. Government, its agencies or instrumentalities -- will be made if, as a result of such purchase; (a) more than 5 percent of the value of the Portfolio's assets would be invested in the securities of one issuer, or (b) the Fund as a whole or any Portfolio would hold more than 10 percent of the outstanding voting securities of any one issuer. In addition to the above limitations, the Money Market Portfolio may not have invested more than (x) the greater of 1 percent of its total assets or $1,000,000 in securities of any issuer, and (y) 5 percent of total assets in securities of all issuers which were, when acquired by the Portfolio (either initially or on rollover), Second Tier Securities (see Appendix A of the Prospectus for a definition of "Second Tier Securities"). Some uncertainty exists as to whether certain of the types of bank obligations in which a Portfolio may invest, such as certificates of deposit and bankers' acceptances, should be classified as "cash items" rather than "securities" for purposes of this restriction, which is a diversification requirement under the 1940 Act. Interpreting most bank obligations as "securities" limits the amount a Portfolio may invest in the obligations of any one bank to 5 percent of its total assets. If there is an authoritative decision that any of these obligations are not "securities" for purposes of this diversification test, this limitation will not apply to the purchase of such obligations.



      10. No Portfolio may purchase or acquire securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or except by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commission, is involved, provided that immediately thereafter such Portfolio or the Fund as a whole may not own: (a) securities of investment companies having an aggregate


                                      (2)
   value in excess of 10 percent of such Portfolio's total assets; (b) more than 3 percent of the outstanding voting stock of the investment company; or
   (c) securities of the investment company having an aggregate value in excess of 5 percent of the Portfolio's total assets.

      11. No Portfolio will invest more than 10 percent of its total assets in illiquid assets, including illiquid restricted securities, repurchase agreements maturing in more than seven days, and non-negotiable time deposits maturing in more than seven days.


      12. The Portfolios will not participate on a joint or a joint and several basis in trading accounts in securities but this restriction does not prevent the aggregation of orders for the sale or purchase of Portfolio securities with the other Portfolios or with any other accounts advised or sponsored by the investment adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve the best overall execution.



      13. No Portfolio will invest in foreign securities that are not publicly traded in the United States if, at the time of the acquisition, more than 10 percent of such Portfolio's total assets would be invested in such securities.


   The Money Market Portfolio is subject to the additional investment restriction that it will not invest in any security with a remaining maturity in excess of 397 days, except that underlying collateral securities held pursuant to repurchase agreements may have a remaining maturity of more than 397 days.


   The investments of Keynote and the MONY Variable Accounts, and MONY America Variable Accounts are subject to the provisions of New York and Arizona insurance law, respectively, applicable to the investments of life insurance separate accounts. State law investment restrictions do not apply directly to the Fund. However, the Portfolios will comply, without the approval of shareholders, with such statutory requirements, as they exist or may be amended.



   Currently under New York law, the assets of Keynote and the MONY Variable Accounts may be invested in any investments:



      (1) permitted by agreement between these Variable Accounts and their contract holders; and



       (2) acquired in good faith and with that degree of care that an ordinary prudent person in a like position would use under similar circumstances.



   The only agreement with Contract holders pertaining to investments permitted for the Variable Accounts is as described in the prospectuses for the Contracts, namely that the Variable Accounts will invest only in shares of the Fund. The investment assets of the Fund are subject to the investment objective, policies and restrictions applicable to the Portfolios, as described in the Prospectus. (see "The Fund" at page 1 of the Prospectus) and in the Statement of Additional Information (see "Investment Restrictions").



   The following is a summary of the current provisions of Arizona law:



   The assets of Variable Accounts established by MONY America may be invested in any investments that are of the kind permitted and that satisfy qualitative requirements, but without regard to quantitative restrictions. The following instruments must receive an investment grade rating approved by the Director of
Insurance: (1) bonds; (2) debentures; (3) notes; (4) commercial paper and other evidences of indebtedness; and (5) preferred, guaranteed or preference stocks. Funds may not be invested in foreign banks (other than foreign branches of domestic banks) except that investments may be made in obligations issued, assumed or guaranteed by the International Bank for Reconstruction and Development. Investments not otherwise permitted under Arizona law may be made in an amount not exceeding in the aggregate 10% of assets and not exceeding 2% of assets as to any one such investment.



   Compliance with the New York and Arizona laws described above will ordinarily result in compliance with any applicable laws of other states. However, under some circumstances, the laws of other states could impose


                                      (3)
additional restrictions. Accordingly, if any state or other jurisdiction in which the Variable Accounts propose to do business imposes additional limits applicable to the Variable Accounts, the Fund will comply with such further investment limits.


                    INVESTMENT ADVISORY AND OTHER SERVICES


   The Fund has entered into an Investment Advisory Agreement with MONY Life Insurance Company of America ("MONY America") under which MONY America will carry on the overall day-to-day management of the Equity Income, Equity Growth, Intermediate Term Bond, Long Term Bond, Government Securities, Money Market, and Diversified Portfolios of the Fund, and provide investment advice and related services for each of those Portfolios. If the Fund creates new portfolios in the future, MONY America may be appointed to act as investment adviser and manager for those new portfolios as well, or the Fund may appoint a different investment adviser for any new portfolio.



   The Investment Advisory Agreement was initially approved by the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act), on January 2, 1985. The agreement was amended effective August 4, 1997, and the Amended Investment Advisory Agreement was approved by the shareholders on October 14, 1997. The continuance of the Amended Investment Advisory Agreement was approved by the Fund's Board of Directors on February 21, 2002. The Services Agreement was similarly approved on January 2, 1985 and continuance for an additional year was most recently approved by the Fund's Board of Directors on February 21, 2002. Both agreements will continue in effect if approved annually by (1) a majority of the non-interested directors (as defined by the 1940 Act) of the Fund's Board of Directors, and (2) a majority of the entire Board of Directors or a majority vote of the voting shares of each Portfolio. If a majority of the voting shares of any Portfolio vote to approve both agreements, they will remain in effect with respect to that Portfolio, even if they are not approved by a majority of the voting shares of any other Portfolio or by a majority of the voting shares of the entire Fund. The agreements are not assignable. The Investment Advisory Agreement may be terminated without penalty upon 60 days' notice by the Fund's Board of Directors or by a majority vote of its shareholders, and upon 90 days' notice by the Investment Adviser. The Services Agreement may be terminated without penalty upon 60 days' notice by either party.


   The Investment Adviser will provide portfolio management and investment advice to the Fund, as described in the Prospectus, with respect to the seven current Portfolios of the Fund and any portfolio that the Fund may create in the future if the Fund designates the Investment Adviser to act as investment adviser and manager for such new portfolio. The Fund may, at its option, appoint a different investment adviser for any new portfolio. The Investment Adviser also is obligated to perform certain administrative and management services for the Portfolios it manages and to provide all executive, administrative, clerical and other personnel necessary to operate the Fund, and to pay the salaries of all these persons. The Investment Adviser will furnish the Fund with office space, facilities, and equipment and will pay the day-to-day expenses for their operation and maintenance.


   The Investment Adviser has entered into a Services Agreement with The Mutual Life Insurance Company of New York (now, MONY Life Insurance Company or, "MONY") as briefly described in the Prospectus. Under this Services Agreement, MONY will provide the Investment Adviser with some or all of the personnel, services, facilities, supplies and equipment necessary for the Adviser to carry out its duties to the Fund. In return the Investment Adviser will pay to MONY all, or a portion, of the investment management fee the Investment Adviser receives from the Fund. The Investment Adviser is a wholly-owned subsidiary of MONY, organized under the laws of the State of New York in 1842. MONY is licensed to do business in all fifty states, the District of Columbia, Puerto Rico, the Virgin Islands, and certain Canadian Provinces. Because the Investment Advisory Agreement and Services Agreement are interrelated and dependent on each other, MONY may be deemed to be an investment adviser to the Fund for certain regulatory purposes. Both MONY and the Investment Adviser are registered as investment advisers under the Investment Advisers Act of 1940.


   The Fund will pay the Investment Adviser an investment management fee, which will be a daily charge equal to an annual rate of 0.50 percent of the first $400 million of the aggregate average daily net assets of each

                                      (4)
of the Equity Growth, Equity Income, Diversified, Intermediate Term Bond, Long Term Bond, and Government Securities Portfolios, 0.35 percent of the next $400 million of the aggregate average daily net assets of each of those Portfolios, and 0.30 percent of the aggregate average daily net assets of each of those Portfolios in excess of $800 million. The Fund will also pay a daily charge equal to an annual rate of 0.40 percent of the first $400 million of the aggregate average daily net assets of the Money Market Portfolio, 0.35 percent of the next $400 million of the aggregate average daily net assets of the Money Market Portfolio and 0.30 percent of the aggregate average daily net assets of the Money Market Portfolio in excess of $800 million. During the one year periods ended December 31, 1999, 2000, and 2001 the Fund paid MONY America $2,553,421, $2,204,831 and $2,531,555 respectively, under the Investment Advisory Agreement.



   The Investment Adviser will pay for (i) the legal, accounting, and all other expenses of organizing the Fund, initially registering and qualifying the Fund and its securities under federal and state securities laws (including the costs of printing any prospectuses or other materials in connection with the initial registration or qualification); (ii) the expense in rendering investment advice to the Fund (including any payment to MONY as agreed to in connection with the Services Agreement); and (iii) the compensation of directors, officers and employees of the Fund who are interested persons (as defined by the 1940 Act) of the Investment Adviser. The Fund will bear all other expenses, including (but without limitation): (a) legal, auditing fees and expenses; (b) interest expenses; (c) brokerage fees and commissions; (d) the fees and expense for computing the net asset value of the Fund's capital stock attributable to the Portfolios; (e) taxes or governmental fees; (f) the cost of preparing share certificates or any other direct expense of issue, sale, underwriting, distribution, redemption or repurchase of shares of the Fund; (g) the cost of preparing and distributing reports and notices to shareholders; (h) the cost of holding the Fund's annual or special shareholders' meetings and of any proxy solicitation; (i) the fees or disbursements of dividend, disbursing, plan, transfer or other agent; (j) fees or disbursements of custodians of the Fund's assets; (k) the compensation of all directors, officers and employees of the Fund who are not interested persons (as defined by the 1940 Act) of the Investment Adviser; (l) the cost of any fidelity bond for any officer, agent or employee of the Fund required under the 1940 Act or otherwise; and (m) the cost of any directors and officers' insurance for any directors or officers of the Fund. The Fund will also bear the cost of maintaining the effectiveness of its registration and qualification of its capital stock for sale (including the preparation, printing and mailing of any prospectuses or other materials required by federal or state authorities) which expenses will be reimbursed to the Fund by MONY Securities Corporation ("MSC"), a wholly-owned subsidiary of MONY whose principal business address is 1740 Broadway, New York, New York 10019, as principal underwriter, as described below in "Distribution of Shares." The Fund will bear any extraordinary or non-recurring expenses (including expenses associated with legal claims, liabilities, litigation costs and any related indemnification).



   The Investment Adviser has agreed to reimburse the Fund for the amount, if any, by which the aggregate ordinary operating expenses of any Portfolio in any calendar year exceed the most restrictive expense limitations then in effect under state securities law or regulations, as described in the section entitled "Investment Restrictions".



   The Fund entered into an Administrative Services Agreement with Enterprise Capital Management, Inc. ("Enterprise") in January, 2000. Enterprise is an affiliated company of MONY. Under this Administrative Services Agreement, Enterprise will supervise all aspects of the Fund's administrative operation, and provide the Fund with personnel, office space, facilities, and equipment necessary for the Fund's operations. The Fund has agreed to pay Enterprise .03% of the aggregate average daily net assets of the Fund. Enterprise at its own expense will provide the Fund with statistical information and records concerning its investments and with such periodic and special reports as the Fund's Board of Directors may from time to time request, and maintain records for the Fund. For the years ended December 31, 1999, 2000 and 2001, MONY paid to Enterprise $13,351, $147,283 and $169,771, respectively, for services rendered by Enterprise in connection with the Administrative Services Agreement.


                                      (5)

Distribution of Shares


   The Fund presently intends to offer to sell its shares continuously, on a no-load basis, to: (i) MONY America and MONY for allocation to MONY America Variable Account L and MONY Variable Account L to fund benefits under Flexible Premium Variable Life Insurance Contracts issued by those companies; (ii) MONY America and MONY for allocation to MONY America Variable Account S and MONY Variable Account S to fund benefits under Variable Life Insurance with Additional Premium Option Contracts issued by those companies; (iii) MONY America and MONY for allocation to MONY America Variable Account A and MONY Variable Account A to fund benefits under Flexible Payment Variable Annuity Contracts issued by those companies; and (iv) MONY for allocation to Keynote Series Account ("Keynote") to fund benefits under Individual Variable Annuity Contracts issued by MONY. These variable accounts ("Variable Accounts") invest in shares of the Fund in accordance with the respective holders of the aforementioned contracts (each, a "Contract"). MSC will act as "principal underwriter" of the Contracts and, therefore, of the shares of the Fund pursuant to written Underwriting Agreements with the Fund, MONY America and MONY. The Underwriting Agreements were initially approved by the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act), on December 20, 1984. Continuance of the Underwriting Agreements with the Fund, MONY and MONY America for an additional year was most recently approved by the Fund's Board of Directors on September 20, 2001. The agreements will continue in effect if approved annually by the Fund's Board of Directors, including a majority of the non-interested directors. MSC will not receive commissions or other compensation for acting as principal underwriter of the Fund's shares, although MSC's agents and representatives may receive sales commissions in connection with their sale of the Contracts. Since shares will be sold only to MONY and MONY America for allocation to the Variable Accounts, and to MONY in respect of its providing operating capital to the Fund, it is expected that the Fund will have no distribution expenses other than the expense of the preparation, printing and mailing of prospectuses. MONY has agreed to bear such start-up expenses, as well as any other distribution expenses that may arise.



   MSC, as broker-dealer for the Contracts, will be reimbursed by MONY and MONY America for these distribution expenses. If the Fund in the future is to bear any of these distribution expenses, the Fund's Board of Directors will formulate a written distribution plan that complies with the rules of the SEC. Both this distribution plan and any distribution agreement entered into pursuant to the plan will be approved by the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940
Act). The plan will then be submitted for approval at the next annual meeting of shareholders. Thereafter, both the distribution plan and any related distribution agreement will continue in effect if approved annually by a majority of the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act).


Custodian


   State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of the securities held by the Portfolios of the Fund, and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. State Street Bank and Trust Company also acts as the transfer agent and dividend disbursing agent for the Fund.


Independent Accountants

   The financial statements and the financial highlights table included in this Registration Statement have been audited by PricewaterhouseCoopers LLP, independent accountants, and are included herein in reliance upon the accompanying report of that firm, which report is given upon their authority, as experts in accounting and auditing. The business address of PricewaterhouseCoopers LLP is Two Commerce Square, Philadelphia, Pennsylvania, 19103.

Service Marks License

   As part of the Investment Advisory Agreement, the Investment Adviser (acting on behalf of MONY) has granted the Fund permission to use the word "MONY" in its corporate name and granted a royalty-free, non-

                                      (6)
exclusive license to use any service marks adopted by MONY that are appropriate for use by the Fund. However, the Investment Adviser may terminate this license if MONY, or a company controlled by it, ceases to be the Fund's investment adviser. The Investment Adviser may also terminate the license for any other reason upon 60 days' written notice. In this event, the Fund would no longer be able to use the word "MONY" in its corporate name. In addition, the Investment Advisory Agreement would also terminate 120 days after the Fund receives such notice, unless a majority of the outstanding voting shares of the Fund vote to continue the Investment Advisory Agreement, notwithstanding the license's termination.


                                      (7)

                            MANAGEMENT OF THE FUND

   The Fund is supervised by a Board of Directors, an independent body that has ultimate responsibility for the Fund's activities. The Board retains various companies to carry out the Fund's operations, including the investment adviser and custodian. The Board has the right and the obligation to terminate the Fund's relationship with the investment adviser and custodian and retain a different company if the Board believes it is in the shareholders' best interests.


   The names of all directors and officers of the Fund, the term of office and length of time served in such office, and the principal occupation of each during the last five years are shown below.


                      DIRECTORS AND OFFICERS OF THE FUND




                                                                                     Number of
                                                                                    Portfolios
                        Position(s) Term of Office and                                in Fund        Other
                         Held with    Length of Time     Principal Occupation(s)     Overseen    Directorships
Name, Address and (Age)    Fund           Served           During Past 5 Years      by Director Held By Director
----------------------- ----------- ------------------   -----------------------    ----------- ----------------
DISINTERESTED DIRECTORS
  Joel Davis            Director     Indefinite Term   President, Architectural          7            ---
  1740 Broadway                                        Designs, Inc. (Magazine
  New York, NY 10019                 17 Years          Publisher) Partner, Davis/
  (67)                                                 Herschbein & Assoc., LLC

  Michael J. Drabb      Director     Indefinite Term   Retired Executive Vice            7            --
  1740 Broadway                                        President, MONY Life
  New York, NY 10019                 17 Years          Insurance Company
  (68)

  Alan J. Hartnick      Director     Indefinite Term   Partner, Abelman, Frayne &        7            --
  1740 Broadway                                        Schwab, Attorneys-at-Law
  New York, NY 10019                 7 Years
  (71)

  Floyd L. Smith        Director     Indefinite Term   Retired Vice Chairman and         7      Empire Fidelity
  1740 Broadway                                        Chief Investment Officer,                Investments
  New York, NY 10019                 17 Years          MONY Life Insurance                      Life Insurance
  (70)                                                 Company                                  Company

INTERESTED DIRECTOR
  Kenneth M. Levine*    Chairman     1-year Term       Executive Vice President          7      The MONY
  1740 Broadway         of the                         and Chief Investment                     Group Inc. and
  New York, NY 10019    Board and    10 Years          Officer -- The MONY                      various
  (55)                  President                      Group Inc. and MONY Life                 affiliates
                                                       Insurance Company;
                                                       Executive Vice President --
                                                       MONY Life Insurance
                                                       Company of America

OFFICERS
  Phillip G. Goff       Controller   1-year Term       Vice President and Chief          --           --
  1740 Broadway                                        Financial Officer --
  New York, NY 10019                 2 Years           Enterprise Capital
  (38)                                                 Management, Inc.;
                                                       Enterprise Accumulation
                                                       Trust; Senior Vice President
                                                       and Chief Financial
                                                       Officer -- Enterprise Fund
                                                       Distributors, Inc.

----------
* Mr. Levine, who is an interested person (as that term is defined in the 1940
  Act), is a salaried employee of MONY.

                                      (8)

                                                                                     Number of
                                                                                    Portfolios
                        Position(s)  Term of Office and                               in Fund        Other
                         Held with     Length of Time     Principal Occupation(s)    Overseen    Directorships
Name, Address and (Age)    Fund            Served           During Past 5 Years     by Director Held By Director
----------------------- -----------  ------------------   -----------------------   ----------- ----------------
  Charles P. Leone      Vice            1-year Term     Vice President and Chief         --            --
  1740 Broadway         President --                    Corporation Compliance
  New York, NY 10019    Compliance      2 Years         Officer of MONY Life
  (61)                                                  Insurance Company; Vice
                                                        President and Chief
                                                        Compliance Office of
                                                        MONY Life Insurance
                                                        Company of America

  David V. Weigel       Treasurer       1-year Term     Vice President and               --            --
  1740 Broadway                                         Treasurer of MONY Life
  New York, NY 10019                    10 Years        Insurance Company and
  (55)                                                  various affiliates

  Arthur D. Woods       Secretary       1-year Term     February 2001 to present --      --            --
  1740 Broadway                                         Vice President -- Chief
  New York, NY 10019                    6 months        Counsel -- Operations,
  (46)                                                  MONY Life Insurance
                                                        Company; 1996 to Jan
                                                        2001 -- Vice President and
                                                        Counsel -- Prudential Life
                                                        Insurance Company of
                                                        America



                                Dollar Range of Equity Securities
               Name of Director            in the Fund
               ---------------- ---------------------------------



                    Name of Owners and                            Value of  Percent of
Name of Director Relationship to Director Company Title of Class Securities   Class
---------------- ------------------------ ------- -------------- ---------- ----------




   No director or officer of the Fund who is also an officer, director or employee of MONY or MONY America is entitled to any additional remuneration from the Fund for his services as one of its directors or officers. Each director of the Fund who is not an interested person of the Fund will receive a fee of $2,500 per calendar quarter plus an additional amount of $1,000 for each meeting of the Board, of a Committee of the Board (as provided for in the By-Laws), or of the Fund's shareholders that he attends. Non-interested directors will also be reimbursed for all expenses incurred in connection with attendance at meetings.



              Disinterested Director Compensation Paid in 2001
       Disinterested Director Meetings Fees Quarterly Retainer  Total
       ---------------------- ------------- ------------------ -------
          Joel Davis.........   $4,000           $7,750        $11,750
          Michael J. Drabb...   $4,000           $7,750        $11,750
          Alan J. Hartnick...   $4,000           $7,750        $11,750
          Floyd L. Smith.....   $4,000           $7,750        $11,750


   The 1940 Act requires that a majority of the Fund's Board of Directors shall be persons who are not interested persons of MONY, the Investment Adviser or the Fund. The membership of the Board complies with this requirement. Certain actions of the Board, including the annual continuance of the Investment Advisory Agreement between the Fund and the Investment Adviser and the Services Agreement between the Investment Adviser and MONY, must be approved by a majority of the members of the Board who are not interested persons of MONY, the Investment Adviser or the Fund. One of the five members of the Board, Mr. Levine is an

                                      (9)
interested person of MONY, the Investment Adviser and the Fund (as that term is defined in the 1940 Act) because he is an affiliated person of MONY and the Investment Adviser.


   The Fund, MONY America and MSC have adopted codes of ethics under rule 17j-1 of the Investment Company Act. These codes of ethics permit personnel, subject to the conditions set forth in the code, to invest in securities, including securities that may be purchased or held by the Fund.



                              SHARES IN THE FUND



   The authorized capital stock of the Fund consists of 2 billion shares, par value $.01 per share. The shares of capital stock are divided into seven classes: Equity Income Portfolio Capital Stock (150 million shares); Equity Growth Portfolio Capital Stock (150 million shares); Intermediate Bond Portfolio Capital Stock (150 million shares); Long Term Bond Portfolio Capital Stock (150 million shares); Government Securities Portfolio Capital Stock (150 million shares); Money Market Portfolio Capital Stock (750 million shares); and Diversified Portfolio Capital Stock (150 million shares). In the future, the Fund may allocate some of the remaining authorized shares to these classes, or create new classes and then issue shares of such new classes. Each share of stock will have a pro-rata interest in the assets of the Portfolio to which the stock of that class relates and will have no interest in the assets of any other Portfolio. Each Portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Fund. Holders of shares of any Portfolio are entitled to redeem their shares (see "Purchase and Redemption of Shares" at page 25). The shares of each Portfolio, when issued, will be fully paid and non-assessable, will have no preemptive, conversion, exchange or similar rights, and will be freely transferable. The shares do not have cumulative voting rights.



   MONY provided the initial capital for each of the Fund's portfolios. Additional shares may be acquired by MONY during the Fund's operation or any new portfolio's start-up period. The acquisition of shares by MONY will enable the portfolios (or any new portfolios) to avoid an unrealistically poor investment performance. Poor investment performance might otherwise result because the amounts available for investment were too small. The acquisition of shares by MONY also enables the portfolios to satisfy the net worth requirements of the 1940 Act. MONY may also acquire additional shares through dividend reinvestment in connection with the shares acquired during the start-up period. Any shares acquired by MONY (other than for allocation to the Variable Accounts described in "The Accounts and the Contracts," below) will be acquired for investment and can be disposed of only by redemption. They will not be redeemed by MONY until the other assets of the portfolios are large enough so that redemption will not have an adverse effect upon investment performance. MONY will vote these shares in the same proportion as the shares held in the Variable Accounts, which generally are voted in accordance with the instructions of contract holders.


                                 VOTING RIGHTS

   All shares of capital stock of the Fund have equal voting rights (regardless of the net asset value per share) except that only shares of the respective Portfolios are entitled to vote on matters concerning only that Portfolio. The shares do not have cumulative voting rights. Holders of more than 50% of the shares of the Fund voting for the election of directors, can, if they choose to do so, elect all of the Fund's directors. In such event the holders of the remaining shares would not be able to elect any directors. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Fund may not be binding on a Portfolio whose shareholders have not approved that matter. Each outstanding share of each Portfolio is entitled to one vote and to participate equally in dividends and distributions declared by that Portfolio and, upon dissolution or liquidation, in the Portfolio's net assets after satisfying outstanding liabilities.


   The voting rights of Contract holders, and limitations on those rights, are explained in the accompanying prospectus for the Contract. MONY and MONY America, as the owners of the assets in the Variable Accounts, are entitled to vote all of the shares of the Fund attributable to the Variable Accounts, but they will generally do


                                     (10)
so in accordance with the instructions of Contract holders. Under certain circumstances, however, MONY and MONY America may disregard voting instructions received from Contract holders. The Fund might under these circumstances be deemed to be controlled by MONY and MONY America by virtue of the definitions contained in the 1940 Act although the Fund disclaims that such control exists.


                       DETERMINATION OF NET ASSET VALUE



   Portfolio shares are sold at net asset value ("NAV"). The NAV of each Portfolio is calculated at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, each day the NYSE is open for trading. The NAV per share for Funds is determined by adding the value of the Portfolio's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of that Portfolio's outstanding shares.



   A Portfolio's portfolio securities are valued most often on the basis of market quotations. Foreign securities generally are valued on the basis of quotations from the primary market in which they are traded. Some debt securities are valued using dealers and pricing services. Those prices are composed of the mean average of the bid and ask prices on the secondary market. Any short-term securities held by any Portfolio with remaining maturities of sixty days or less are valued on the basis of amortized cost or original cost plus accrued interest. A Portfolio's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last traded bid price. A Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.



   If quotations are not readily available for any security, or if the value of a security has been materially affected by events occurring after the closing of a market, the security may be valued by using procedures approved by a Portfolio's board of directors that it believes accurately reflects "fair value."



                                ANNUAL MEETINGS



   The By-laws of the Fund provide that annual meetings will not be held in any year unless the Investment Company Act of 1940 (the "1940 Act") requires action on one or more of the following matters: (1) election of directors; (2) approval of investment advisory agreement; (3) ratification of selection of independent public accountants; and (4) approval of a distribution agreement. The 1940 Act essentially requires election of directors by shareholders when less than a majority then in office had been elected by shareholders, and it requires ratification of the selection of independent public accountants when the selection of such accountants has not previously been ratified by the shareholders. It also requires approval of an agreement with an investment advisor when such agreement has not previously been approved by the shareholders (other than an agreement with an investment adviser entered into when a new portfolio of the Fund is created). Currently, the 1940 Act requires a distribution agreement to be approved by either the board of directors or the shareholders.


                                CONTROL PERSONS


   MONY America, an Arizona corporation whose principal business address is 1740 Broadway, New York, New York 10019, and a wholly-owned subsidiary of MONY, and MONY, a New York life insurance company whose principal place of business is 1740 Broadway, New York, New York 10019, and through their respective Variable Accounts will own all of the Fund's outstanding shares, other than the shares in the Fund purchased for investment by MONY to provide operating capital for the Portfolios (and any new portfolios) of the Fund started and any additional shares acquired by MONY through reinvestment of dividends on those shares. The shares held by the Variable Accounts will generally be voted in accordance with instructions of Contract holders. Under certain circumstances, however, MONY and MONY America may disregard voting instructions received from Contract holders. The shares held by MONY in respect of its providing operating capital to the Fund's Portfolios


                                     (11)
will be voted in the same proportions as those voted by MONY and MONY America which are held in the Variable Accounts. The Fund might nonetheless be deemed to be controlled by MONY and MONY America by virtue of the definitions contained in the 1940 Act, although the Fund disclaims such control. The amount of shares of each Portfolio of the Fund owned by directors or officers of the Fund will therefore be less than one percent.


                   PORTFOLIO BROKERAGE AND RELATED PRACTICES


   The Investment Adviser, which is at all times subject to the direction and supervision of the Board of Directors of the Fund, is responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions, and the negotiations of brokerage commissions, if any. The Investment Adviser may fulfill these responsibilities to the Fund by using the services of MONY and MONY's Investment Department personnel under the terms of the Services Agreement between the Investment Adviser and MONY. For more detailed information about the Services Agreement, see "Investment Advisory And Other Services" at pages (3)-(5).


   Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the Fund. Transactions in money market instruments and bonds, on the other hand, will not normally incur any brokerage commissions. Such securities, as well as equity securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid.


   The Investment Adviser is not obligated to deal with any dealer or group of dealers in the execution of transactions for the Fund's Portfolios. In connection with any securities transaction that involves a commission payment, the Investment Adviser negotiates the commission with the broker in part on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. For the years 2001, 2000 and 1999, each Portfolio paid brokerage commissions in the amounts set forth below:



                  Name of Portfolio        2001    2000   1999
                  -----------------       ------- ------- ----
                  Equity Income Portfolio $18,917 $16,717  $
                  Equity Growth Portfolio $ 2,560 $ 2,744  $
                  Diversified Portfolio.. $ 3,052 $ 2,186  $



   No commission was paid to a broker that was an affiliated person of the Fund, the investment adviser or the principal underwriter or an affiliated person of that person.


   When selecting a broker or dealer in connection with a transaction for any Portfolio, the Investment Adviser gives consideration to whether the broker or dealer has furnished MONY or any companies controlled by MONY with certain research services. These services, which include statistical and economic data and research reports on particular companies and industries, are services that brokerage houses customarily provide to institutional investors. MONY personnel may use these services in connection with all of the investment activities of MONY or its companies, and some of the data or services obtained in connection with the execution of transactions for a Portfolio may be used in managing other investment accounts of MONY or its companies. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data or service may be used by MONY personnel in providing investment management for the Fund.


   It is the present practice of the Investment Adviser to use brokers selected primarily on the basis of their furnishing not only satisfactory execution of transactions, but also research services such as analyses and reports concerning issuers and industries, economic factors and portfolio strategy. In some cases, this could cause the


                                     (12)

Fund to pay commissions or spreads in excess of the amount which another broker would have charged for effecting a similar transaction. In any such case, the Investment Adviser will determine in good faith that the greater commission or spread is reasonable in relation to the value of the services provided by the executing broker viewed in terms of the particular transaction or the Investment Adviser's responsibilities to each Portfolio and overall responsibilities to all the Portfolios of the Fund and accounts under the Investment Adviser's and MONY's management. No services other than brokerage, research and statistical services are considered by the Investment Adviser in determining the reasonableness and amount of commissions or spreads to be paid to any broker. All such services obtained from brokers benefit generally all the accounts and Portfolios under the Investment Adviser's management and are not identified in any specific account or Portfolio, and may benefit other accounts under MONY's management. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser.

   The Investment Adviser may employ a broker affiliated with the Investment Adviser or MONY to execute brokerage transactions on behalf of the Portfolios, as long as the Investment Adviser obtains a price and execution as favorable as that which would be available through the use of an unaffiliated broker, and no less favorable than the affiliated broker's contemporaneous charges to its other most favored, but unaffiliated, customers. The Fund may not engage in any transactions in which MONY or any of its affiliates acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

   The Investment Adviser or MONY may enter into business transactions with brokers or dealers other than using them to execute Portfolio securities transactions for accounts the Investment Adviser manages. These other transactions will not affect the Investment Adviser's selection of brokers or dealers in connection with portfolio transactions for the Fund.

   The portfolio turnover rates for each Portfolio of the Fund are shown in the Prospectus (Financial Highlights).

                           FEDERAL INCOME TAX STATUS


   The Fund and its Portfolios each intend to qualify as a "regulated investment company" under the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify for treatment as regulated investment companies, the Fund and each of its Portfolios must, among other things, satisfy the following requirements:


      1. At least 90 percent of the gross income of each of the Portfolios must be derived from dividends, interest, payments with respect to securities loans (as defined in section 512(a)(5) of the Code), and gains from the sale or other disposition of stock or securities (as defined in section 2(a)(36) of the Investment Company Act of 1940, as amended) or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies. For purposes of meeting this requirement, foreign currency gains which are not ancillary to the Portfolio's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income.

      2. At the close of each calendar quarter, at least 50 percent of the value of the total assets of each of the Portfolios must by represented by cash and cash items (including receivables), Government securities, securities of other regulated investment companies, and other securities (limited for each portfolio in respect of any one issuer, to an amount not greater in value than 5 percent of the value of the total assets of that Portfolio and to not more than 10 percent of the outstanding voting securities of the issuer).

      3. At the close of each calendar quarter, no more than 25 percent of the value of the total assets of each of the Portfolios may be invested in the securities of any one issuer except that this limitation shall not apply to Government securities or securities of other regulated investment companies. In addition, at the close of each calendar quarter, no more than 25 percent of the value of the total assets of each of the Portfolios may

                                     (13)
   be invested in the securities of 2 or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses.

   For substantially all federal income tax purposes, each Portfolio of the Fund is a separate entity. This means that the investment results of each Portfolio will be calculated separately from those of the other Portfolios for purposes of determining whether each Portfolio qualifies as a regulated investment company and for purposes of determining the net ordinary income (or loss) and net realized capital gains (or losses).


   For information regarding the federal income tax implications of the Fund and its Portfolios qualifying as a regulated investment company, see the section of the Prospectus entitled "Dividends, Distributions and Taxes".


   If the Fund qualifies as a "regulated investment company" by complying with applicable provisions of the Code and distributes all of its net income (both ordinary income and capital gain), the Fund will be relieved of federal income tax on the amounts distributed.

   The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the courts and the Internal Revenue Service. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative, administrative or judicial action. Moreover, although "series" fund regulated investment companies have been in existence for many years, there is very little authority interpreting the pertinent provisions of the Code and Treasury Regulations as they are applied to a "series" fund type of regulated investment company like the Fund.

                 CALCULATION OF PERFORMANCE OF THE PORTFOLIOS


   From time to time, the performance of one or more of the Portfolios may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Portfolio reflects the results of that Portfolio of the Fund and the recurring charges and deductions borne by or imposed on the Portfolio. Set forth below for each Portfolio is the manner in which the data contained in such advertisements will be calculated.


   Money Market Portfolio. The performance data for this Portfolio will reflect the "yield" and "effective yield". The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.


   All Other Portfolios. The performance data for the Portfolios will reflect the "yield" and "total return". The "yield" of each of the Portfolios (except for a 7-day period for the Money Market Portfolio) refers to the income generated by an investment in that Portfolio over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Portfolio. The value of each Portfolio is the average daily number of shares outstanding multiplied by the net asset value on the last day of the period. "Total return" for each of these Portfolios refers to the return a shareholder would receive during the period indicated if a $1,000 investment was made the indicated number of years ago. It reflects investment results less charges and deductions of the Fund. Returns for periods exceeding one year reflect the average annual total return for such period. Total return data may also be shown for larger investments which would reflect the average size purchase payment made for Contracts, the purchasers of which may allocate purchase payments to subaccounts which purchase shares of the Portfolios of the Fund.


   In addition, reference in advertisements may be made to various indices, including, without limitation, the Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Corporate Index, and to various

                                     (14)
ranking services, including, without limitation, the Lipper Annuity and Closed End Survey compiled by Lipper Analytical Services and the VARDS report compiled by Variable Annuity Research and Data Service in order to provide the reader a basis for comparison.

                               PERFORMANCE DATA


   Money Market Portfolio. For the seven-day period ended December 31, 2001, the yield was 1.51% and the effective yield was 1.52%.



   The yield was calculated by dividing the sum of dividends declared during the seven-day period on one share purchased at the beginning of the seven-day period by the value on the first day (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by seven to obtain the annualized yield.


   The effective yield was calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to the Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

   Dividends reflect the net investment income of the Portfolio. Net investment income reflects earnings on investments less expenses of the Fund including the Investment Management Fee (which for calculating the yield and effective yield quoted above will be the fee which would be charged based upon the amount of assets under management on the last day of the period for which the quoted yield is stated, which for the yield and the effective yield quoted above is ..40%). It is the practice of the Money Market Portfolio to pay dividends daily in the form of shares (thereby maintaining the value of one share of the Money Market Portfolio at $1.00). However, for the purpose of these calculations, it has been assumed that no additional shares have been issued and that dividends are paid in cash.


   All Portfolios including the Money Market Portfolio. The average annual total return for the one, five, and ten year periods ended December 31, 2001, and for the period since inception through December 31, 2001, are shown in the following table.


                            MONY SERIES FUND, INC.

                          AVERAGE ANNUAL TOTAL RETURN


                                                                          For the
                                                             For the    period since
                                 For the year For the five  ten years    inception
                                    ended     years ended     ended       through
                                 December 31, December 31, December 31, December 31,
Portfolio                            2001         2001         2001         2001
---------                        ------------ ------------ ------------ ------------
Equity Growth (3/4/85*).........    -19.29%      10.82%       11.35%       12.78%
Equity Income (3/4/85*).........    -10.97%       8.57%       11.80%       12.43%
Intermediate Term Bond (3/1/85*)      8.51%       6.32%        6.27%        7.95%
Long Term Bond (3/20/85*).......      6.28%       7.23%        7.92%        9.69%
Government Securities (5/1/91*).      6.58%       6.15%        5.84%        6.38%
Diversified (4/3/85*)...........    -15.40%       9.79%       10.07%       10.98%
Money Market (7/29/85*).........      3.80%       5.08%        4.62%        5.40%

----------
* Inception date.

   The table above assumes that a $1,000 payment was made at the beginning of the period shown, that no further payments were made, and that any distributions from the assets of the Portfolio were reinvested. The average annual total return percentages shown in the table reflect the average annualized historical rates of return, deductions for all charges, expenses, and fees of the Fund. The table does not reflect charges and deductions which are, or may be, imposed under the Contracts.



                                     (15)

   The table below shows total returns for the year to date (January 1, 2002 to February 11, 2002) assuming a $1,000 payment made at the beginning of the period and reflecting the same assumptions as the total return table appearing on page (13):


                            MONY SERIES FUND, INC.

                           YEAR TO DATE TOTAL RETURN
                assuming $1,000 payment at beginning of period


                       January 1, to
                       February 11,
Subaccount                 2002
----------             -------------
Equity Growth.........    -2.61%
Equity Income.........    -0.79%
Intermediate Term Bond     0.80%
Long Term Bond........     1.35%
Government Securities.     0.79%
Diversified...........    -1.62%
Money Market..........     0.17%


                                     (16)

            FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS



                         INDEX TO FINANCIAL STATEMENTS



                                                                                   Page
                                                                                   ----
Equity Growth Portfolio of Investments............................................  F-2
Equity Income Portfolio of Investments............................................  F-5
Intermediate Term Bond Portfolio of Investments...................................  F-8
Long Term Bond Portfolio of Investments........................................... F-12
Diversified Portfolio of Investments.............................................. F-16
Government Securities Portfolio of Investments.................................... F-19
Money Market Portfolio of Investments............................................. F-21
Statements of Assets and Liabilities as of December 31, 2001...................... F-23
Statements of Operations for the year ended December 31, 2001..................... F-24
Statements of Changes in Net Assets for the Years Ended December 31, 2001 and 2000 F-26
Notes to Financial Statements..................................................... F-28
Report of Independent Accountants................................................. F-32

                            MONY SERIES FUND, INC.

                            Equity Growth Portfolio

   The growth fund's strategy is becoming more cyclically oriented. Technology and telecomm equipment remain as an important segment of the portfolio, but have been reduced recently after the very strong rebound this group experienced during the fourth quarter. Other capital spending related areas such as machinery, electrical equipment and aerospace/defense have been increased. Consumer staples and healthcare are being gradually reduced and the proceeds reinvested into more economy sensitive areas. Energy remains slightly overweight with an increasing emphasis on drillers and oil service companies.


                  Growth of a $10,000 Investment

                             [CHART]

                     MONY Series Fund, Inc.
                    Equity Growth Portfolio              S&P 500 Index*
               -----------------------------------      --------------
12/91                      $10,000.00                     $10,000.00
12/92                       $9,912.10                     $10,761.74
12/93                      $10,875.05                     $11,646.46
12/94                      $11,108.37                     $12,002.95
12/95                      $14,500.98                     $16,514.06
12/96                      $17,538.62                     $20,304.89
12/97                      $22,919.01                     $27,079.27
12/98                      $28,753.13                     $34,815.10
12/99                      $39,673.50                     $42,137.69
12/00                      $36,316.92                     $38,300.90
12/01                      $29,311.77                     $33,749.73



  Average Annual Total Returns -- Periods ending December 31, 2001
---------------------------------------------------------------------
                                               1-Year  5-Year 10-Year
                                               ------- ------ -------
MONY Series Fund, Inc. Equity Growth Portfolio
Annualized Return                              -19.29% 10.82% 11.35%
S&P 500 Index*                                 -11.88% 10.70% 12.93%

   MONY Series Fund performance numbers assume dividend reinvestment and do not include variable account expenses. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

                            MONY SERIES FUND, INC.
                           Equity Growth Portfolio
                           Portfolio of Investments
                               December 31, 2001


      Domestic Common                      Number of Shares or
      Stocks -- 84.49%                      Principal Amount     Value
      -------------------------------------------------------------------

      Aerospace -- 1.36%
        Northrop Grumman Corporation                100        $   10,081
        Raytheon Company                            400            12,988
                                                               ----------
                                                                   23,069

      Automotive -- 1.15%
        General Motors Corporation                  400            19,440

      Banking -- 3.05%
        Bank of America Corporation                 300            18,885
        FleetBoston Financial Corporation           400            14,600
        J. P. Morgan Chase & Company                500            18,175
                                                               ----------
                                                                   51,660

      Biotechnology -- 1.67%
        Amgen Inc. (a)                              500            28,220

      Broadcasting -- 0.52%
        Viacom Inc. (a)                             200             8,830

      Business Services -- 1.39%
        Automatic Data Processing Inc.              400            23,560

      Cable -- 1.28%
        Comcast Corporation (Class A) (a)           600            21,600

      Chemicals -- 2.65%
        Dow Chemical Company                        700            23,646
        Du Pont (E. I.) de Nemours &
         Company                                    500            21,255
                                                               ----------
                                                                   44,901

      Computer Hardware -- 4.90%
        Cisco Systems Inc. (a)                    1,100            19,921
        Dell Computer Corporation (a)               500            13,590
        EMC Corporation (a)                         800            10,752
        Hewlett-Packard Company                     700            14,378
        International Business Machines
         Corporation                                200            24,192
                                                               ----------
                                                                   82,833

      Computer Services -- 0.65%
        Sun Microsystems Inc. (a)                   900            11,070

      Computer Software -- 4.11%
        Microsoft Corporation (a)                   800            53,016
        Oracle Corporation (a)                    1,200            16,572
                                                               ----------
                                                                   69,588

      Crude & Petroleum --3.72%
        Anadarko Petroleum Corporation              100             5,685
        ChevronTexaco Corporation                   200            17,922
        Exxon Mobil Corporation                   1,000            39,300
                                                               ----------
                                                                   62,907

      Electrical Equipment -- 3.92%
        Emerson Electric Company                    600            34,260
        General Electric Company                    800            32,064
                                                               ----------
                                                                   66,324

      Energy -- 1.39%
        El Paso Corporation                         300            13,383
        Williams Companies Inc.                     400            10,208
                                                               ----------
                                                                   23,591

      Fiber Optics -- 0.32%
        Corning Inc.                                600             5,352

      Finance -- 1.65%
        Goldman Sachs Group Inc.                    300            27,825

                                            Number of Shares or
                                             Principal Amount     Value
                                            ------------------- ----------

      Food, Beverages & Tobacco -- 1.15%
        PepsiCo Inc.                                400         $   19,476

      Machinery -- 4.26%
        Caterpillar Inc.                            400             20,900
        Deere & Company                             500             21,830
        Ingersoll-Rand Company                      700             29,267
                                                                ----------
                                                                    71,997

      Media -- 0.57%
        AOL Time Warner Inc. (a)                    300              9,630

      Medical Instruments -- 0.07%
        Zimmer Holdings Inc. (a)                     40              1,222

      Misc. Financial Services -- 5.29%
        Citigroup Inc.                              700             35,336
        Fannie Mae                                  400             31,800
        Morgan Stanley Dean Witter &
         Company                                    400             22,376
                                                                ----------
                                                                    89,512

      Multi-Line Insurance -- 2.35%
        American International Group Inc.           500             39,700

      Oil Services -- 4.37%
        Baker Hughes Inc.                           300             10,941
        BJ Services Company (a)                     300              9,735
        Diamond Offshore Drilling Inc.              300              9,120
        Ensco International Inc.                    200              4,970
        GlobalSantaFe Corporation                   300              8,556
        Halliburton Company                         200              2,620
        Kerr-McGee Corporation                      100              5,480
        Phillips Petroleum Company                  200             12,052
        Tidewater Inc.                              200              6,780
        Weatherford International Inc. (a)          100              3,726
                                                                ----------
                                                                    73,980

      Paper & Forest Products -- 2.34%
        Georgia-Pacific Group                       700             19,327
        International Paper Company                 500             20,175
                                                                ----------
                                                                    39,502

      Paper Products -- 1.28%
        Mead Corporation                            700             21,623

      Pharmaceuticals -- 12.28%
        American Home Products Corporation          300             18,408
        Baxter International Inc.                   400             21,452
        Bristol-Myers Squibb Company                300             15,300
        Eli Lilly & Company                         200             15,708
        Gilead Sciences Inc. (a)                    300             19,716
        Johnson & Johnson                           500             29,550
        MedImmune Inc. (a)                          400             18,540
        Merck & Company Inc.                        300             17,640
        Pfizer Inc.                                 700             27,895
        Pharmacia Corporation                       300             12,795
        Schering-Plough Corporation                 300             10,743
                                                                ----------
                                                                   207,747

      Raw Materials -- 1.28%
        Weyerhaeuser Company                        400             21,632

      Retail -- 3.21%
        Home Depot Inc.                             500             25,505
        Wal-Mart Stores Inc.                        500             28,775
                                                                ----------
                                                                    54,280

                            MONY SERIES FUND, INC.
                    Equity Growth Portfolio -- (Continued)
                           Portfolio of Investments
                               December 31, 2001


                                          Number of Shares or
                                           Principal Amount     Value
                                          ------------------- ----------

        Savings and Loan -- 0.97%
          Washington Mutual Inc.                   500        $   16,350

        Semiconductors -- 5.51%
          Analog Devices Inc. (a)                  400            17,756
          Applied Materials Inc. (a)               500            20,050
          Intel Corporation                      1,100            34,595
          Novellus Systems Inc. (a)                100             3,945
          Texas Instruments Inc.                   600            16,800
                                                              ----------
                                                                  93,146

        Telecommunications -- 4.05%
          BellSouth Corporation                    400            15,260
          SBC Communications Inc.                  500            19,585
          Verizon Communications Inc.              500            23,730
          WorldCom Inc. -- MCI Group (a)           700             9,856
                                                              ----------
                                                                  68,431

        Wireless Communications -- 1.78%
          Motorola Inc.                            700            10,514
          Sprint PCS (a)                           800            19,528
                                                              ----------
                                                                  30,042

          Total Domestic Common Stocks.....................
        ( Identified cost $1,412,563 )                         1,429,040
        ----------------------------------------------------------------

                                           Number of Shares or
                                            Principal Amount     Value
                                           ------------------- ----------

        Foreign Stocks -- 1.32%...........
      -------------------------------------------------------------------

      Pharmaceuticals -- 0.59%
        GlaxoSmithKline (ADR)                        200       $    9,964

      Wireless Communications -- 0.73%
        Nokia Corporation (Class A)
         (ADR)                                       500           12,265
                                                               ----------

        Total Foreign Stocks..............
      ( Identified cost $17,642 )                                  22,229
      -------------------------------------------------------------------

        Repurchase Agreement -- 14.19%......................
      -------------------------------------------------------------------
        State Street Bank & Trust
         Repurchase Agreement,
         1.45% due 01/02/02
         Maturity Value $240,019,
         Collateral: U.S. Treasury Note
         $240,000, 4.625% due 02/28/03,
         Value $253,737                         $240,000          240,000
                                                               ----------

        Total Repurchase Agreement........
      ( Identified cost $240,000 )                                240,000
      -------------------------------------------------------------------

        Total Investments.................
      ( Identified cost $1,670,205 )                           $1,691,269

        Other Assets Less Liabilities -- 0.00%..............           67
                                                               ----------

        Net Assets -- 100%................                     $1,691,336
      -------------------------------------------------------------------
      --------------------------------------------------------------------

(a) Non-income producing security.
(ADR) American Depository Receipt.


                      See notes to financial statements.

                            MONY SERIES FUND, INC.

                            Equity Income Portfolio

   In this type of environment there will still be attractive opportunities, even if the overall market is constrained. This is usually the time when the market begins to look ahead to a cyclical recovery, and this appears to be happening now.

   Over the past year, during the recession and bear market, the Portfolio's strategy has been defensive. That meant an emphasis on healthcare, consumer staples such as cosmetics, household products, and utilities: sectors which were not heavily affected by the overall economy. More recently, the strategy was to move toward a barbell approach by adding more economy sensitive sectors. We believe with the economy stabilizing, and expected to begin recovery by the second half, that more cyclical exposure is warranted.

   The Portfolio has reduced drugs, hospital supplies and household products and reinvested the proceeds into basic materials and capital spending related sectors. This means an increase in chemical, papers and metals stocks. Weighting in auto parts, industrial conglomerates, machinery and equipment and retailers have also been increased in the portfolio. Financials and energy are approximately market weighted.

                         Growth of a $10,000 Investment

                                    [CHART]

                MONY Series Fund, Inc.
               Equity Income Portfolio           S&P 500 Index*
             -----------------------------    -------------------
12/91               $10,000.00                    $10,000.00
12/92               $11,028.28                    $10,761.74
12/93               $12,587.97                    $11,846.46
12/94               $12,686.50                    $12,002.95
12/95               $16,888.48                    $16,514.06
12/96               $20,225.38                    $20,304.89
12/97               $26,547.38                    $27,079.27
12/98               $29,901.57                    $34,815.10
12/99               $32,306.42                    $42,137.69
12/00               $34,268.15                    $38,300.90
12/01               $30,508.45                    $33,749.73



  Average Annual Total Returns -- Periods ending December 31, 2001
---------------------------------------------------------------------
                                               1-Year  5-Year 10-Year
                                               ------- ------ -------
MONY Series Fund, Inc. Equity Income Portfolio
Annualized Return                              -10.97%  8.57% 11.80%
S&P 500 Index*                                 -11.88% 10.70% 12.93%

   MONY Series Fund performance numbers assume dividend investment and do not include variable account expenses. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

   * The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

                            MONY SERIES FUND, INC.
                            Equity Income Portfolio
                           Portfolio of Investments
                              December, 31, 2001


      Domestic Common                      Number of Shares or
      Stocks  -- 91.00%                     Principal Amount      Value
      --------------------------------------------------------------------

      Aerospace -- 4.83%
        Honeywell International Inc.              4,000        $   135,280
        Northrop Grumman Corporation              2,300            231,863
        Raytheon Company                          4,000            129,880
        United Technologies Corporation           2,000            129,260
                                                               -----------
                                                                   626,283

      Automotive -- 4.06%
        Ford Motor Company                        3,500             55,020
        General Motors Corporation                2,500            121,500
        Johnson Controls Inc.                     2,500            201,875
        TRW Inc.                                  4,000            148,160
                                                               -----------
                                                                   526,555

      Banking -- 3.18%
        Bank of America Corporation               2,000            125,900
        FleetBoston Financial Corporation         2,500             91,250
        J. P. Morgan Chase & Company              3,000            109,050
        Wells Fargo & Company                     2,000             86,900
                                                               -----------
                                                                   413,100

      Chemicals -- 2.50%
        Dow Chemical Company                      4,800            162,144
        Du Pont (E. I.) de Nemours &
         Company                                  3,800            161,538
                                                               -----------
                                                                   323,682

      Computer Hardware -- 0.87%
        Hewlett-Packard Company                   5,500            112,970

      Conglomerates -- 3.24%
        Minnesota Mining &
         Manufacturing Company                    2,500            295,525
        Textron Inc.                              3,000            124,380
                                                               -----------
                                                                   419,905

      Construction -- 0.49%
        Fluor Corporation                         1,700             63,580

      Consumer Non-Durables -- 1.43%
        Avon Products Inc.                        4,000            186,000

      Consumer Products -- 2.15%
        Colgate-Palmolive Company                 2,000            115,500
        Kimberly-Clark Corporation                1,500             89,700
        Whirlpool Corporation                     1,000             73,330
                                                               -----------
                                                                   278,530

      Crude & Petroleum -- 3.68%
        Burlington Resources Inc.                 1,800             67,572
        ChevronTexaco Corporation                 1,500            134,415
        Exxon Mobil Corporation                   7,000            275,100
                                                               -----------
                                                                   477,087

      Electrical Equipment -- 5.01%
        Dominion Resources Inc.                   2,000            120,200
        Emerson Electric Company                  4,000            228,400
        General Electric Company                  7,500            300,600
                                                               -----------
                                                                   649,200

      Energy -- 2.72%
        Duke Energy Corporation                   3,000            117,780
        El Paso Energy Corporation                1,500             66,915
        Entergy Corporation                       2,000             78,220
        Williams Companies Inc.                   3,500             89,320
                                                               -----------
                                                                   352,235

                                            Number of Shares or
                                             Principal Amount     Value
                                            ------------------- ----------

      Food, Beverages & Tobacco -- 1.82%
        Anheuser-Busch Companies Inc.              2,000        $   90,420
        PepsiCo Inc.                               3,000           146,070
                                                                ----------
                                                                   236,490

      Insurance -- 2.26%
        Cigna Corporation                            700            64,855
        Marsh & McLennan Companies Inc.            1,300           139,685
        St. Paul Companies Inc.                    2,000            87,940
                                                                ----------
                                                                   292,480

      Machinery -- 6.54%
        Caterpillar Inc.                           4,500           235,125
        Deere & Company                            4,000           174,640
        Ingersoll-Rand Company                     6,000           250,860
        Pitney Bowes Inc.                          5,000           188,050
                                                                ----------
                                                                   848,675

      Manufacturing -- 1.26%
        Eaton Corporation                          2,200           163,702

      Metals & Mining --  2.07%
        Alcoa Inc.                                 4,000           142,200
        USX-U.S. Steel Group                       7,000           126,770
                                                                ----------
                                                                   268,970

      Misc. Financial Services -- 5.08%
        Citigroup Inc.                             5,000           252,400
        Fannie Mae                                 3,000           238,500
        Morgan Stanley Dean Witter &
         Company                                   3,000           167,820
                                                                ----------
                                                                   658,720

      Multi-Line Insurance -- 3.24%
        American International Group Inc.          1,500           119,100
        Lincoln National Corporation               3,500           169,995
        Washington Mutual Inc.                     4,000           130,800
                                                                ----------
                                                                   419,895

      Oil Services -- 6.09%
        Baker Hughes Inc.                          2,500            91,175
        Diamond Offshore Drilling Inc.             2,500            76,000
        Halliburton Company                        1,500            19,650
        Kerr-McGee Corporation                     1,300            71,240
        KeySpan Corporation                        5,000           173,250
        Murphy Oil Corporation                     1,200           100,848
        Phillips Petroleum Company                 1,500            90,390
        Schlumberger Ltd.                          1,500            82,425
        Tidewater Inc.                             2,500            84,750
                                                                ----------
                                                                   789,728

      Paper & Forest Products -- 2.31%
        Georgia-Pacific Group                      5,000           138,050
        International Paper Company                4,000           161,400
                                                                ----------
                                                                   299,450

      Paper Products -- 1.19%
        Mead Corporation                           5,000           154,450

      Pharmaceuticals -- 10.70%
        Abbott Laboratories                        3,000           167,250
        American Home Products Corporation         2,200           134,992
        Baxter International Inc.                  3,500           187,705
        Bristol-Myers Squibb Company               2,000           102,000
        Eli Lilly & Company                        1,700           133,518
        Johnson & Johnson                          3,500           206,850
        Merck & Company Inc.                       1,700            99,960
        Pfizer Inc.                                5,000           199,250
        Pharmacia Corporation                      2,000            85,300
        Schering-Plough Corporation                2,000            71,620
                                                                ----------
                                                                 1,388,445

                            MONY SERIES FUND, INC.
                    Equity Income Portfolio -- (Continued)
                           Portfolio of Investments
                               December 31, 2001


                                            Number of Shares or
                                             Principal Amount      Value
                                            ------------------- -----------

     Printing & Publishing -- 1.41%
       McGraw-Hill Companies Inc.                  3,000        $   182,940

     Property-Casualty Insurance -- 1.42%
       Allstate Corporation                        2,000             67,400
       Chubb Corporation                           1,700            117,300
                                                                -----------
                                                                    184,700

     Raw Materials -- 1.25%
       Weyerhaeuser Company                        3,000            162,240

     Real Estate -- 1.33%
       Equity Residential Properties Trust         6,000            172,260

     Retail -- 1.24%
       J. C. Penney Company Inc.                   6,000            161,400

     Telecommunications -- 4.15%
       BellSouth Corporation                       3,000            114,450
       SBC Communications Inc.                     3,500            137,095
       Sprint Corporation                          6,000            120,480
       Verizon Communications Inc.                 3,500            166,110
                                                                -----------
                                                                    538,135

     Transportation -- 3.48%
       Canadian National Railway Company           3,500            168,980
       CSX Corporation                             4,000            140,200
       Union Pacific Corporation                   2,500            142,500
                                                                -----------
                                                                    451,680

       Total Domestic Common Stocks..........................
     (Identified cost $10,523,001)                               11,803,487
     ----------------------------------------------------------------------

                                          Number of Shares or
                                           Principal Amount      Value
                                          ------------------- -----------

         Foreign Stocks -- 0.58%.........
       ------------------------------------------------------------------
       Pharmaceuticals -- 0.58%
         GlaxoSmithKline (ADR)                    1,500       $    74,730
                                                              -----------

         Total Foreign Stocks............
       (Identified cost $24,342)                                   74,730
       ------------------------------------------------------------------

         Commercial Paper -- 6.89%.........................
       ------------------------------------------------------------------
         Progress Energy
          2.80% due 01/14/02                   $895,000           894,095

         Total Commercial Paper..........
       (Identified cost $894,095)                                 894,095
       ------------------------------------------------------------------

         Repurchase Agreement -- 1.22%.....................
       ------------------------------------------------------------------
         State Street Bank & Trust
          Repurchase Agreement,
          1.45% due 01/02/02
          Maturity Value $158,013
          Collateral: U.S. Treasury Note
          $150,000, 6.125% due 08/15/07,
          Value $167,439                        158,000           158,000
                                                              -----------

         Total Repurchase Agreement........................
       (Identified cost $158,000)                                 158,000
       ------------------------------------------------------------------

         Total Investments...............
       (Identified cost $11,599,438)                          $12,930,312

         Other Assets Less Liabilities -- 0.31 %...........        40,833
                                                              -----------

         Net Assets -- 100%..............                     $12,971,145
       ------------------------------------------------------------------
       -------------------------------------------------------------------

(ADR) American Depository Receipt.

                      See notes to financial statements.

                            MONY SERIES FUND, INC.

                       Intermediate Term Bond Portfolio

   The Intermediate Term Bond Portfolio is a diversified U.S. Treasury and corporate bond fund that seeks to maximize income and capital appreciation through the investment in bonds with maturities averaging between four and eight years. The Portfolio maintained an average maturity of 4.95 years as of December 31, 2001.

   For the year ended December 31, 2001, the portfolio earned a total return of 8.51%.

   Despite a very volatile year, the bond market finished 2001 on a mixed note. Most fixed-income sectors recorded positive returns for the year. During the fourth quarter, interest rates, as measured by the benchmark five-year U.S. Treasury, climbed 52 basis points to close the year at 4.33%; and the yield curve flattened slightly, despite the steeping experienced by the "belly" of the curve. The spread differential between the 2-year U.S. Treasury note and the 30-year U.S. Treasury bond stood at 243 basis points.

   The U.S. economy teetered near a recession for most of the year. Post-September 11, markets reopened to a more volatile, nervous environment. The Fed responded actively, easing monetary policy, and restoring calmness to the markets. The economy started picking up towards the end of the year and both the equity and credit markets rallied. The corporate sector posted strong returns for the year despite the erosion of credit fundamentals, the Enron effect, and the record supply of corporate paper. Corporates outperformed Treasuries and Agencies; however, asset-backed securities were the best performing sector of the group.

   Our outlook for 2002 is that the economy will stabilize and potentially recover by the end of the second quarter, and that the Federal Reserve is likely done easing for the cycle.

   We maintained our overweight position to spread product and we increased our exposure to the U.S. Agency sector. Going forward, we will strategically add exposure to the spread basis, as we feel the economy is very close to the end of the cycle and will expand on the latter part of the year. The Portfolio's breakdown by sectors is as follows: corporates 35%, U.S. Treasuries 29%, Agencies 21%, mortgage-backed securities 3%, asset-backed securities 6%, with the balance in cash equivalents. The average Moody's rating on the bonds in the Portfolio is Aa3, reflecting emphasis on higher quality debt issuers.

   The historical returns for the Portfolio take into account expenses incurred by the Portfolio, but no other charges imposed by the variable accounts. An investor may not invest directly into the MONY Series Fund, Inc. Portfolios. Actual returns for the variable product you own would therefore be lower. Of course, past performance does not guarantee future results.

                         Growth of a $10,000 Investment

                                    [CHART]

       MONY Series Fund, Inc.Intermediate  Lehman Brothers Intermediate
               Term Bond Portfolio              Gov/Credit Index*
       ----------------------------------  ----------------------------
12/91             $10,000.00                       $10,000.00
12/92             $10,691.22                       $10,717.48
12/93             $11,530.37                       $11,659.16
12/94             $11,355.05                       $11,434.09
12/95             $13,038.28                       $13,167.44
12/96             $13,519.35                       $13,721.04
12/97             $14,561.14                       $14,800.72
12/98             $15,644.01                       $16,049.55
12/99             $15,680.77                       $16,111.36
12/00             $16,926.43                       $17,740.92
12/01             $18,366.27                       $19,334.12



      Average Annual Total Returns -- Periods ending December 31, 2001
-----------------------------------------------------------------------------
                                                        1-Year 5-Year 10-Year
                                                        ------ ------ -------
MONY Series Fund, Inc. Intermediate Term Bond Portfolio
Annualized Return                                       8.51%  6.32%   6.27%
Lehman Brothers Intermediate Gov/Credit Index*          8.98%  7.10%   6.82%

   MONY Series Fund performance numbers assume dividend reinvestment and do not include variable account expenses. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

   * The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index of all investment grade bonds in the Lehman Brothers Credit Index and Government Bond Index that have maturities of one to 9.99 years. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

                            MONY SERIES FUND, INC.
                       Intermediate Term Bond Portfolio
                           Portfolio of Investments
                               December 31, 2001

Financial                            Number of Shares or
Institutions -- 8.29%                 Principal Amount      Value
--------------------------------------------------------------------

BankBoston Corporation
  6.625% due 02/01/04                    $1,000,000      $ 1,053,024
Bear Stearns Company Inc.
  7.25% due 10/15/06                      1,000,000        1,064,267
Chase Manhattan Capital Corporation
  4.939% due 08/01/28                     1,000,000          901,285
Ford Motor Credit Company
  6.875% due 02/01/06                     1,000,000        1,002,319
General Motors Acceptance Corporation
  7.125% due 05/01/03                     1,000,000        1,032,952
Provident Bank
  6.375% due 01/15/04                     1,000,000        1,030,903
                                                         -----------

  Total Financial Institutions......
(Identified cost $5,985,336)                               6,084,750
--------------------------------------------------------------------

  Industrial -- 18.55%..............
--------------------------------------------------------------------
Abbott Labs
  5.625% due 07/01/06                     1,000,000        1,028,388
Conoco Inc.
  5.90% due 04/15/04                      1,000,000        1,039,099
CSX Corporation
  7.25% due 05/01/04                      1,000,000        1,066,712
Delphi Automotive Systems Corporation
  6.125% due 05/01/04                     1,000,000        1,018,416
First Data Corporation
  6.75% due 07/15/05                      1,000,000        1,061,452
Illinois Central Railroad Company
  6.75% due 05/15/03                      1,000,000        1,048,784
Kraft Foods Inc.
  4.625% due 11/01/06                     1,000,000          979,393
Philip Morris Companies Inc.
  7.50% due 04/01/04                      1,000,000        1,070,916
Phillips Petroleum Company
  8.75% due 05/25/10                      1,000,000        1,165,721
Potash Corporation Saskatchewan Inc.
  7.125% due 06/15/07                     1,000,000        1,042,506
Reed Elsevier Capital Inc.
  6.125% due 08/01/06                     1,000,000        1,018,793
Tyco International Group
  6.375% due 06/15/05                     1,000,000        1,030,967
USA Waste Services Inc.
  7.00% due 10/01/04                      1,000,000        1,037,672
                                                         -----------

  Total Industrial..................
(Identified cost $12,981,289)                             13,608,819
--------------------------------------------------------------------

  Utilities -- 5.58%................
--------------------------------------------------------------------
Arizona Public Service Company
  5.875% due 02/15/04                     1,000,000        1,025,082
Cingular Wireless Llc
  5.625% due 12/15/06                     1,000,000        1,009,408
Commonwealth Edison Company
  7.00% due 07/01/05                      1,000,000        1,044,872
National Rural Utilities Cooperative
 Finance
  6.00% due 05/15/06                      1,000,000        1,016,842
                                                         -----------

  Total Utilities...................
(Identified cost $3,985,092)                               4,096,204
--------------------------------------------------------------------

                                      Number of Shares or
                                       Principal Amount      Value
                                      ------------------- -----------

  Yankee Bonds -- 2.93%..............
---------------------------------------------------------------------
International Bank for Reconstruction
 & Development
  5.625% due 03/17/03                     $1,000,000      $ 1,037,291
Province of British Columbia
  7.25% due 09/01/36                       1,000,000        1,111,370
                                                          -----------

  Total Yankee Bonds.................
(Identified cost $1,992,477)                                2,148,661
---------------------------------------------------------------------

  Asset-Backed Securities -- 5.58%.....................
---------------------------------------------------------------------
Chemical Master Credit Card Trust
  5.98% due 09/15/08                       1,000,000        1,039,432
Comed Transitional Funding Trust
  5.74% due 12/25/10                       1,000,000        1,014,678
Peco Energy Transition Trust
  6.13% due 03/01/09                       1,000,000        1,033,684
Student Loan Marketing Association
  2.40% due 10/25/10                       1,000,000        1,001,455
                                                          -----------

  Total Asset-Backed Securities........................
(Identified cost $3,998,389)                                4,089,249
---------------------------------------------------------------------

  Mortgage-Backed Securities -- 2.82%..................
---------------------------------------------------------------------
Freddie Mac
  6.50% due 02/15/21                       2,000,000        2,071,210

  Total Mortgage-Backed Securities.....................
(Identified cost $1,975,511)                                2,071,210
---------------------------------------------------------------------

  U. S. Government Agency Obligations -- 21.38%....................
----------------------------------------------------------------------

Fannie Mae -- 9.54%
  3.50% due 09/15/04                       2,000,000        1,991,716
  5.50% due 02/15/06                       1,000,000        1,030,958
  5.25% due 08/14/06                       1,000,000        1,016,291
  4.45% due 11/08/06                       1,000,000          982,552
  4.00% due 11/17/06                       1,000,000          962,555
  6.00% due 05/15/11                       1,000,000        1,017,923
                                                          -----------
                                                            7,001,995

Federal Home Loan Banks -- 2.79%
  4.625% due 08/13/04                      2,000,000        2,044,456

Freddie Mac -- 9.05%
  7.00% due 02/15/03                       1,000,000        1,050,878
  4.50% due 08/15/04                       1,000,000        1,019,643
  5.25% due 01/15/06                       1,000,000        1,021,791
  5.50% due 07/15/06                       1,500,000        1,543,083
  6.00% due 06/15/11                       1,000,000        1,020,319
  5.50% due 09/15/11                       1,000,000          982,192
                                                          -----------
                                                            6,637,906
                                                          -----------

  Total U. S. Government Agency Obligations........................
(Identified cost $15,621,689)                              15,684,357
---------------------------------------------------------------------

  U. S. Treasury Obligations -- 28.97%.................
---------------------------------------------------------------------

U. S. Treasury Bonds -- 0.91%
  8.75% due 08/15/20                         500,000          671,133

                            MONY SERIES FUND, INC.
                Intermediate Term Bond Portfolio -- (Continued)
                           Portfolio of Investments
                               December 31, 2001


                                   Number of Shares or
                                    Principal Amount      Value
                                   ------------------- -----------

U. S. Treasury Notes -- 28.06%
  6.625% due 05/31/02                  $1,500,000      $ 1,530,821
  5.75% due 04/30/03                      500,000          522,227
  5.75% due 08/15/03                    2,000,000        2,095,860
  7.50% due 02/15/05                    1,000,000        1,108,165
  6.875% due 05/15/06                   1,500,000        1,653,516
  6.50% due 10/15/06                    6,500,000        7,081,197
  6.50% due 02/15/10                    6,000,000        6,593,442
                                                       -----------
                                                        20,585,228
                                                       -----------

  Total U. S. Treasury Obligations..................
(Identified cost $20,531,000)                           21,256,361
------------------------------------------------------------------

  Commercial Paper -- 3.88%.........................
------------------------------------------------------------------
Dominion Resources Inc.
  2.60% due 01/08/02                    2,100,000        2,098,938
Houston Industries Finance Company
  3.50% due 01/08/02                      750,000          749,490
                                                       -----------

  Total Commercial Paper..........
(Identified cost $2,848,428)                             2,848,428
------------------------------------------------------------------

                                     Number of Shares or
                                      Principal Amount      Value
                                     ------------------- -----------

  Repurchase Agreement -- 0.24%.......................
--------------------------------------------------------------------
  State Street Bank & Trust Capital
   Repurchase Agreement
   1.45%, due 01/02/02
   Maturity Value $177,014
   Collateral: U.S. Treasury Bond
   $170,000, 6.25% due 08/15/23
   Value $186,365                         $177,000       $   177,000
                                                         -----------

  Total Repurchase Agreement..........................
(Identified cost $177,000)                                   177,000
--------------------------------------------------------------------

  Total Investments.................
(Identified cost $70,096,211)                            $72,065,039

  Other Assets Less Liabilities -- 1.78 %.............     1,303,379
                                                         -----------

  Net Asset -- 100%.................                     $73,368,418
--------------------------------------------------------------------
---------------------------------------------------------------------


                      See notes to financial statements.

                            MONY SERIES FUND, INC.

                           Long Term Bond Portfolio

   The Long Term Bond Portfolio is a diversified U.S. Treasury and corporate bond account that seeks to maximize income and capital appreciation through the investment in bonds with maturities generally longer than eight years. The Portfolio's performance is expected to be more volatile than other fixed-income accounts with shorter average maturities, with both the Portfolio's risk and ultimate return expected to be greater. The Portfolio had an average maturity of 18.6 years and a duration of 9.8 years as of December 31, 2001.

   For the year ended December 31, 2001, the Portfolio earned a total return of 6.28%. These returns take into account charges imposed by the Portfolio. Additional charges are imposed by the Variable Accounts. Of course, past performance does not guarantee future investment results.

   The bond market ended the year pretty much where it started. In fact, after beginning of the year at a yield of to 5.46%, the bond closed the end of the year priced to yield 5.46%. Clearly there was significant volatility between these two endpoints, but even more notable was the fact that this ultimate stability came in the face of sharply declining shorter term rates.

   We see a return to economic growth in the U.S. beginning sometime in the first quarter of the New Year. And while we think that this may eventually put the Fed into a tightening mode, longer-term bonds may show the same resilience in the face of rising short term rates as they did in their decline.

   A gradually improving economy and leaner corporate profiles may mean an environment of generally improving corporate creditworthiness. However, in the wake of the Enron collapse, the market will have little tolerance for any opaque financial reporting.

   The Portfolio is currently invested in 41 corporate issuers, comprising 36% of total invested assets, U.S. Treasury issues represent 45%, with 10% in Agency and asset-backed securities. The remaining 9% represent cash equivalents. Our continued emphasis on higher quality is reflected in the average Moody's rating on issues in the Portfolio is Aa2.

                       Growth of a $10,000 Investment

                                   [CHART]

            MONY Series Fund, Inc.           Lehman Brothers
          Long Term Bond Portfolio        Long Gov/Credit Index*
        ---------------------------   ----------------------------
12/91           $10,000.00                    $10,000.00
12/92           $10,878.31                    $10,853.19
12/93           $12,426.36                    $12,606.63
12/94           $11,683.55                    $11,712.04
12/95           $15,167.19                    $15,219.78
12/96           $15,120.08                    $15,241.60
12/97           $17,152.45                    $17,454.67
12/98           $18,881.36                    $19,509.42
12/99           $17,445.63                    $18,016.04
12/00           $20,168.62                    $20,925.85
12/01           $21,435.81                    $22,445.68



  Average Annual Total Returns -- Periods ending December 31, 2001
---------------------------------------------------------------------
                                                1-Year 5-Year 10-Year
                                                ------ ------ -------
MONY Series Fund, Inc. Long Term Bond Portfolio
Annualized Return                               6.28%  7.23%   7.92%
Lehman Brothers Long Gov/Credit Index*          7.26%  8.05%   8.42%

   MONY Series Fund performance numbers assume dividend reinvestment and do not include variable account expenses. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

   * The Lehman Brothers Long Government/Credit Index is an unmanaged index of all investment grade bonds in the Lehman Brothers Credit Index and Government Bond Index that have maturities of ten years or longer. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

                            MONY SERIES FUND, INC.
                           Long Term Bond Portfolio
                           Portfolio of Investments
                               December 31, 2001


U. S. Treasury                   Number of Shares or
Obligations -- 44.97%             Principal Amount      Value
-----------------------------------------------------------------

U. S. Treasury Bonds -- 41.18%
  8.125% due 08/15/19                $ 5,000,000     $  6,314,455
  7.875% due 02/15/21                 11,000,000       13,684,264
  P/O 6.015% due 11/15/21             14,000,000        4,299,386
  6.75% due 08/15/26                   9,000,000       10,163,673
  6.625% due 02/15/27                 11,000,000       12,261,139
  3.625% due 04/15/28                  1,000,000        1,020,313
  6.25% due 05/15/30                   6,000,000        6,501,330
                                                     ------------
                                                       54,244,560

U. S. Treasury Notes -- 3.79%
  5.00% due 02/15/11                   4,000,000        3,989,064
  5.00% due 08/15/11                   1,000,000          997,813
                                                     ------------
                                                        4,986,877
                                                     ------------

  Total U. S. Treasury Obligations.............................
(Identified cost $60,067,789)                          59,231,437
-----------------------------------------------------------------

  Financial Institutions -- 6.30%.................
-----------------------------------------------------------------
Aetna Inc.
  7.625% due 08/15/26                  1,000,000        1,085,272
BB&T Corporation
  6.50% due 08/01/11                   1,000,000        1,011,646
Household Finance Corporation
  6.375% due 10/15/11                  1,000,000          969,243
Interamerican Development Bank
  6.80% due 10/15/25                   1,000,000        1,064,249
MBIA Inc.
  7.15% due 07/15/27                   1,000,000          972,316
Swiss Bank Corporation
  7.75% due 09/01/26                   2,000,000        2,200,680
Wachovia Corporation
  6.15% due 03/15/09                   1,000,000        1,000,335
                                                     ------------

  Total Financial Institutions....................
(Identified cost $7,983,431)                            8,303,741
-----------------------------------------------------------------

  Industrial -- 19.47%..........
-----------------------------------------------------------------
Alberta Energy Ltd.
  8.125% due 09/15/30                  1,000,000        1,067,884
Albertsons Inc.
  8.00% due 05/01/31                   1,000,000        1,110,245
Alcoa Inc.
  6.00% due 01/15/12                   1,000,000          994,598
Anheuser Busch Companies Inc.
  6.00% due 11/01/41                   1,000,000          923,640
Associates Corporation North America
  6.95% due 11/01/18                   1,000,000        1,032,029
Boeing Company
  8.625% due 11/15/31                  1,000,000        1,196,191
Burlington Northern Santa Fe Corporation
  6.75% due 03/15/29                   1,000,000          969,855
Columbia/HCA Healthcare Corporation
  7.69% due 06/15/25                   1,000,000          976,732
Conagra Inc.
  8.25% due 09/15/30                   1,000,000        1,149,016
Exelon Corporation
  6.75% due 05/01/11                   1,000,000        1,015,252
Federal Express Corporation Pass
 Through
  7.50% due 01/15/18                   1,848,135        1,914,807
Ford Motor Company
  6.375% due 02/01/29                  2,000,000        1,609,622
Fort James Corporation
  7.75% due 11/15/23                   1,000,000          881,815
Lockheed Martin Corporation
  7.65% due 05/01/16                   1,000,000        1,090,610

                                     Number of Shares or
                                       Princial Amount      Value
                                     ------------------- ------------
Phillips Petroleum Company
  8.75% due 05/25/10                     $1,000,000      $  1,165,721
Progress Energy Inc.
  7.10% due 03/01/11                      1,000,000         1,041,047
Tenet Healthcare Corporation
  6.875% due 11/15/31                     1,000,000           923,030
Texaco Capital Inc.
  9.75% due 03/15/20                      1,000,000         1,353,591
Tyco International Group
  7.00% due 06/15/28                      2,000,000         1,940,624
United Parcel Service America Inc.
  8.375% due 04/01/20                     1,000,000         1,166,466
USA Waste Services Inc.
  7.00% due 10/01/04                      1,000,000         1,037,672
Wal-Mart Stores Inc.
  6.875% due 08/10/09                     1,000,000         1,082,290
                                                         ------------

  Total Industrial....................................
(Identified cost $25,266,933)                              25,642,737
---------------------------------------------------------------------

  Utilities -- 7.67%................
---------------------------------------------------------------------
Arizona Public Service Company
  6.375% due 10/15/11                     1,000,000           966,690
Bellsouth Capital Funding Corporation
  7.875% due 02/15/30                     1,000,000         1,147,676
Cingular Wireless Llc
  7.125% due 12/15/31                     1,000,000         1,021,190
General Electric Capital Corporation
  6.875% due 11/15/10                     1,000,000         1,070,735
GTE North Inc.
  7.625% due 05/15/26                     1,000,000           993,872
National Rural Utilities Cooperative
 Finance
  5.70% due 01/15/10                      2,000,000         1,935,360
Southern Natural Gas Company
  7.35% due 02/15/31                      1,000,000           949,203
Viacom Inc.
  7.875% due 07/30/30                     1,000,000         1,107,710
Worldcom Inc.
  6.95% due 08/15/28                      1,000,000           906,180
                                                         ------------

  Total Utilities...................
(Identified cost $10,079,721)                              10,098,616
---------------------------------------------------------------------

  Yankee Bonds -- 2.60%............................................
----------------------------------------------------------------------
Hydro Quebec
  8.50% due 12/01/29                      1,000,000         1,237,461
Legrand
  8.50% due 02/15/25                      1,000,000         1,072,944
Province of British Columbia
  7.25% due 09/01/36                      1,000,000         1,111,370
                                                         ------------

  Total Yankee Bonds................
(Identified cost $3,039,450)                                3,421,775
---------------------------------------------------------------------

  Asset-Backed Securities -- 2.39%.................................
----------------------------------------------------------------------
MBNA Master Credit Card Trust II
  7.00% due 02/15/12                      1,000,000         1,076,606
Peco Energy Transition Trust
  6.13% due 03/01/09                      2,000,000         2,067,369
                                                         ------------

  Total Asset-Backed Securities.......................
(Identified cost $3,064,634)                                3,143,975
---------------------------------------------------------------------

                            MONY SERIES FUND, INC.
                    Long Term Bond Portfolio -- (Continued)
                           Portfolio of Investments
                               December 31, 2001


U. S. Government Agency      Number of Shares or
Obligations -- 7.46%          Principal Amount      Value
-------------------------------------------------------------

Fannie Mae -- 3.54%
  6.25% due 02/01/11             $2,000,000      $  2,037,774
  6.625% due 11/15/30             2,500,000         2,624,105
                                                 ------------
                                                    4,661,879

Federal Agencies -- 0.76%
Tennessee Valley Authority
  6.00% due 03/15/13              1,000,000         1,005,071

Freddie Mac -- 3.16%
  6.875% due 09/15/10             2,000,000         2,160,802
  6.375% due 08/01/11             2,000,000         2,002,164
                                                 ------------
                                                    4,162,966
                                                 ------------

  Total U. S. Government Agency Obligations................
(Identified cost $9,725,178)                        9,829,916
-------------------------------------------------------------

  Commercial Paper -- 6.63%...................
-------------------------------------------------------------
Conagra Inc.
  2.40% due 01/22/02              5,000,000      $  4,993,000
Houston Industries Finance
  3.50% due 01/22/02              1,000,000           997,958
Textron Financial
  2.30% due 01/11/02              2,745,000         2,743,246
                                                 ------------

  Total Commercial Paper....
(Identified cost $8,734,205)                        8,734,204
-------------------------------------------------------------

                                Number of Shares or
                                 Principal Amount      Value
                                ------------------- ------------

  Repurchase Agreement -- 0.71%...............................
-----------------------------------------------------------------
State Street Bank & Trust
 Repurchase Agreement,
 1.45% due 01/02/02
 Maturity Value $937,075
 Collateral: U.S. Treasury Bond
 $920,000, 6.00% due 02/15/26,
 Value $980,381                      $937,000       $    937,000
                                                    ------------

  Total Repurchase Agreement.....................
(Identified cost $937,000)                               937,000
----------------------------------------------------------------

  Total Investments............
(Identified cost $128,898,341)                      $129,343,401

  Other Assets Less Liabilities -- 1.80%.........      2,373,372
                                                    ------------

  Net Assets -- 100%...........                     $131,716,773
----------------------------------------------------------------
-----------------------------------------------------------------

P/O -- Principal-only stripped security. The rate shown is the current effective yield.

                      See notes to financial statements.

                            MONY SERIES FUND, INC.

                             Diversified Portfolio

   2001 marked the second year of disappointing equity returns. A slowing economy, earnings weakness, and global political uncertainty all served to rattle stock market investors. As a final blow, the fall of Enron caused investors to question the very integrity of financial reporting and corporate governance. And for the second consecutive year, bonds outperformed stocks.

   On the economic front, by year end the triple medicine of sharply lower short-term interest rates, increased government spending, and lower energy prices looked to have a restorative effect on the overall economy. The threat we see for the New Year is that the recovery will be tepid, and corporations will be facing intense pricing pressures: earnings growth may be very difficult to achieve.

   For the year ended December 31, 2001, the Portfolio earned a total return of -15.40%. This return takes into account charges imposed by the Portfolio. Additional charges are imposed by the Variable Accounts. Of course, past performance does not guarantee future investment results.

   As of December 31, 2001, the Diversified Portfolio was invested 61% in common stocks, 28% in bonds, and 11% in cash equivalents.

           Growth of a $10,000 Investment

                       [CHART]

        MONY Series Fund, Inc.
        Diversified Portfolio  S&P 500 Index*
       ----------------------  --------------
12/91        $10,000.00          $10,000.00
12/92        $10,100.86          $10,761.74
12/93        $11,205.80          $11,846.46
12/94        $11,320.93          $12,002.95
12/95        $14,299.87          $16,514.06
12/96        $16,364.80          $20,304.89
12/97        $20,450.82          $27,079.27
12/98        $25,295.69          $34,815.10
12/99        $33,017.56          $42,137.69
12/00        $30,853.59          $38,300.90
12/01        $26,102.08          $33,749.73



 Average Annual Total Returns -- Periods ending December 31, 2001
-------------------------------------------------------------------
                                             1-Year  5-Year 10-Year
                                             ------- ------ -------
MONY Series Fund, Inc. Diversified Portfolio
Annualized Return                            -15.40%  9.79% 10.07%
S&P 500 Index*                               -11.88% 10.70% 12.93%

   MONY Series Fund performance numbers assume dividend reinvestment and do not include variable account expenses. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their orginal cost.

   * The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

                            MONY SERIES FUND, INC.
                            Diversified Portfolio
                           Portfolio of Investments
                               December 31, 2001

Domestic Common                      Number of Shares or
Stocks -- 60.15%                      Principal Amount     Value
-------------------------------------------------------------------

Aerospace -- 1.26%
  Northrop Grumman Corporation                100        $   10,081
  Raytheon Company                            400            12,988
                                                         ----------
                                                             23,069

Automotive -- 0.80%
  General Motors Corporation                  300            14,580

Banking -- 1.40%
  FleetBoston Financial Corporation           400            14,600
  J. P. Morgan Chase & Company                300            10,905
                                                         ----------
                                                             25,505

Biotechnology -- 1.24%
  Amgen Inc. (a)                              400            22,576

Broadcasting -- 0.48%
  Viacom Inc. (a)                             200             8,830

Business Services -- 0.97%
  Automatic Data Processing Inc.              300            17,670

Cable -- 0.79%
  Comcast Corporation (Class A) `             400            14,400

Chemicals -- 1.86%
  Dow Chemical Company                        500            16,890
  Du Pont (E. I.) de Nemours &
   Company                                    400            17,004
                                                         ----------
                                                             33,894

Computer Hardware -- 4.08%
  Cisco Systems Inc. (a)                      900            16,299
  Dell Computer Corporation (a)               500            13,590
  EMC Corporation (a)                         600             8,064
  Hewlett-Packard Company                     600            12,324
  International Business Machines
   Corporation                                200            24,192
                                                         ----------
                                                             74,469

Computer Services -- 0.54%
  Sun Microsystems Inc. (a)                   800             9,840

Computer Software -- 3.01%
  Microsoft Corporation (a)                   600            39,762
  Oracle Corporation (a)                    1,100            15,191
                                                         ----------
                                                             54,953

Crude & Petroleum -- 3.01%
  Anadarko Petroleum Corporation              100             5,685
  Chevron Texaco Corporation                  200            17,922
  Exxon Mobil Corporation                     800            31,440
                                                         ----------
                                                             55,047

Electrical Equipment -- 2.88%
  Emerson Electric Company                    500            28,550
  General Electric Company                    600            24,048
                                                         ----------
                                                             52,598

Energy -- 0.91%
  El Paso Corporation                         200             8,922
  Williams Companies Inc.                     300             7,656
                                                         ----------
                                                             16,578

Food, Beverages & Tobacco -- 0.80%
  PepsiCo Inc.                                300            14,607

Machinery -- 2.96%
  Caterpillar Inc.                            300            15,675
  Deere & Company                             400            17,464
  Ingersoll-Rand Company                      500            20,905
                                                         ----------
                                                             54,044

                                      Number of Shares or
                                       Principal Amount      Value
                                      ------------------- -----------

Media -- 0.35%
  AOL Time Warner Inc. (a)                    200          $    6,420

Medical Instruments -- 0.05%
  Zimmer Holdings Inc. (a)                     30                 916

Misc. Financial Services -- 4.62%
  Citigroup Inc.                              500              25,240
  Fannie Mae                                  300              23,850
  Goldman Sachs Group Inc.                    200              18,550
  Morgan Stanley Dean Witter &
   Company                                    300              16,782
                                                          -----------
                                                               84,422

Multi-Line Insurance -- 2.46%
  American International Group Inc.           400              31,760
  Washington Mutual Inc.                      400              13,080
                                                          -----------
                                                               44,840

Oil Services -- 3.02%
  Baker Hughes Inc.                           200               7,294
  BJ Services Company (a)                     200               6,490
  Diamond Offshore Drilling Inc.              200               6,080
  Ensco International Inc.                    200               4,970
  GlobalSantaFe Corporation                   200               5,704
  Halliburton Company                         200               2,620
  Kerr-McGee Corporation                      100               5,480
  Phillips Petroleum Company                  100               6,026
  Tidewater Inc.                              200               6,780
  Weatherford International Inc. (a)          100               3,726
                                                          -----------
                                                               55,170

Paper & Forest Products -- 1.64%
  Georgia-Pacific Group                       500              13,805
  International Paper Company                 400              16,140
                                                          -----------
                                                               29,945

Paper Products -- 1.02%
  Mead Corporation                            600              18,534

Pharmaceuticals -- 8.70%
  American Home Products
   Corporation                                200              12,272
  Baxter International Inc.                   300              16,089
  Bristol-Myers Squibb Company                200              10,200
  Eli Lilly & Company                         200              15,708
  Gilead Sciences Inc. (a)                    300              19,716
  Johnson & Johnson                           400              23,640
  MedImmune Inc. (a)                          300              13,905
  Merck & Company Inc.                        200              11,760
  Pfizer Inc.                                 500              19,925
  Pharmacia Corporation                       200               8,530
  Schering-Plough Corporation                 200               7,162
                                                          -----------
                                                              158,907

Raw Materials -- 0.89%
  Weyerhaeuser Company                        300              16,224

Retail -- 2.38%
  Home Depot Inc.                             400              20,404
  Wal-Mart Stores Inc.                        400              23,020
                                                          -----------
                                                               43,424

Semiconductors -- 4.21%
  Analog Devices Inc. (a)                     400              17,756
  Applied Materials Inc. (a)                  400              16,040
  Intel Corporation                           800              25,160
  Novellus Systems Inc. (a)                   100               3,945
  Texas Instruments Inc.                      500              14,000
                                                          -----------
                                                               76,901

                            MONY SERIES FUND, INC.
                     Diversified Portfolio -- (Continued)
                           Portfolio of Investments
                               December 31, 2001


                                           Number of Shares or
                                            Principal Amount     Value
                                           ------------------- ----------

      Telecommunications -- 3.15%
        BellSouth Corporation                        300       $   11,445
        Corning Inc.                                 500            4,460
        SBC Communications Inc.                      400           15,668
        Verizon Communications Inc.                  400           18,984
        WorldCom Inc. -- MCI Group (a)               500            7,040
                                                               ----------
                                                                   57,597

      Wireless Communications -- 0.67%
        Sprint PCS (a)                               500           12,205

        Total Domestic Common Stocks........................
      (Identified cost $1,086,450)                              1,098,165
      -------------------------------------------------------------------

        Foreign Stocks -- 1.08%...........
      -------------------------------------------------------------------

      Pharmaceuticals -- 0.54%
        GlaxoSmithKline (ADR)                        200            9,964

      Wireless Communications -- 0.54%
        Nokia Corporation (Class A) (ADR)            400            9,812
                                                               ----------

        Total Foreign Stocks..............
      (Identified cost $13,267)                                    19,776
      -------------------------------------------------------------------

        U.S. Treasury Note -- 27.98%........................
      -------------------------------------------------------------------
        7.50% due 05/15/02                      $500,000          510,860
                                                               ----------

        Total U.S. Treasury Note..........
      (Identified cost $501,258)                                  510,860
      -------------------------------------------------------------------

                                           Number of Shares or
                                            Principal Amount     Value
                                           ------------------- ----------

         Repurchase Agreement -- 10.68%.....................
       ------------------------------------------------------------------
         State Street Bank & Trust
          Repurchase Agreement,
          1.45% due 01/02/02
          Maturity Value $195,016
          Collateral: U.S. Treasury Bond
          $180,000, 6.625% due 02/15/27,
          Value $207,454                        $195,000       $  195,000
                                                               ----------

         Total Repurchase Agreement.........................
       (Identified cost $195,000)                                 195,000
       ------------------------------------------------------------------

         Total Investments................
       (Identified cost $1,795,975)                            $1,823,801

         Other Assets Less Liabilities -- 0.11%.............        1,927
                                                               ----------

         Net Assets -- 100%...............                     $1,825,728
       ------------------------------------------------------------------
       -------------------------------------------------------------------

(a)Non-income producing security.
(ADR)American Depository Receipt.

                      See notes to financial statements.

                            MONY SERIES FUND, INC.

                        Government Securities Portfolio

   U.S. Treasury and Agency securities weakened over the course of the fourth quarter, as signs that the sharp slowdown in 2001 seemed to respond to the medicine of tax cuts and easy monetary policy. Yields on the benchmark 5-year Treasury note moved upward, from 3.81%, to end the year at 4.33%. The yield curve remained sharply upward sloped, with intermediate (3-5 year maturity) treasury securities trading at yields more than 2.00% above shorter-term T-Bills. U.S. Government Agency and mortgage-backed securities slowly improved, with gradually lower yield risk premiums.

   The Portfolio ended the period in a slightly underinvested posture, reflecting our view that the New Year will show continued economic recovery, and an expectation of tighter monetary policy.

   The Government Securities Portfolio seeks to maximize income and capital appreciation through the investment in high quality debt obligations issued or guaranteed by the U.S. Government, its Agencies, and instrumentalities. The Portfolio is expected to have a dollar weighted average life of between one and five years under most circumstances. The Portfolio had an average maturity of
3.4 years at December 31, 2001.

   For the year ended December 31, 2001, the Portfolio earned a total return of 6.58%. These returns take into account charges imposed by the Portfolio. Additional charges are imposed by the Variable Accounts. Of course, past performance does not guarantee future investment results.

   The Portfolio is currently invested 100% in U.S. Treasury and Agency or U.S. Government guaranteed obligations.

   Investments made in the Government Securities Portfolio are not insured nor guaranteed by the U.S. Government.

                         Growth of a $10,000 Investment

                                    [CHART]

                 MONY Series Fund, Inc.      Lehman Brothers Intermediate
            Government Securities Portfolio      Government Bond Index*
            -------------------------------  ----------------------------
12/31/1991              $10,000.00                     $10,000.00
12/31/1992              $10,700.61                     $10,692.91
12/31/1993              $11,571.28                     $11,586.49
12/31/1994              $11,384.61                     $11,364.61
12/31/1995              $12,624.35                     $13,002.42
12/31/1996              $13,081.84                     $13,530.42
12/31/1997              $14,020.52                     $14,575.39
12/31/1998              $14,981.53                     $15,812.25
12/31/1999              $15,080.33                     $15,869.18
12/31/2000              $16,543.98                     $17,552.75
12/31/2001              $17,631.78                     $19,031.44



      Average Annual Total Returns -- Periods ending December 31, 2001
----------------------------------------------------------------------------
                                                       1-Year 5-Year 10-Year
                                                       ------ ------ -------
MONY Series Fund, Inc. Government Securities Portfolio
Annualized Return                                      6.58%  6.15%   5.84%
Lehman Brothers Intermediate Government Bond Index*    8.42%  7.06%   6.65%

   MONY Series Fund performance numbers assume dividend reinvestment and do not include variable account expenses. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that investor's shares, when redeemed, may be worth more or less than their original cost.

   * The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of all publicly held US Treasury, government agency, quasi-federal corporate, and corporate debt guaranteed by the US government with maturities of 1 to 9.99 years. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

                            MONY SERIES FUND, INC.
                        Government Securities Portfolio
                           Portfolio of Investments
                               December 31, 2001


U. S. Government                           Number of Shares or
AgencyObligations -- 75.58%                 Principal Amount      Value
--------------------------------------------------------------------------

Fannie Mae -- 21.47%
Discount Note
 1.80% due 01/11/02                            $ 1,000,000     $   999,500
 1.68% due 02/14/02                             12,000,000      11,975,360
 1.80% due 03/07/02                              1,293,000       1,288,798
 5.75% due 04/15/03                              2,000,000       2,081,204
 6.25% due 07/19/11                              1,000,000       1,026,635
REMIC
 6.50% due 10/25/03                              1,116,728       1,166,327
                                                               -----------
                                                                18,537,824

Federal Agencies -- 21.50%
Attransco Inc. Guaranteed                        1,394,252       1,448,767
 6.12% due 04/01/08
Overseas Private Investor Corporation
 5.14% due 08/15/07                              2,000,000       1,987,908
Overseas Private Investor Corporation
 7.05% due 11/15/13                              2,571,429       2,731,693
Private Export Funding Corporation
 7.01% due 04/30/04                              2,000,000       2,152,724
Private Export Funding Corporation
 5.25% due 05/15/05                              2,500,000       2,573,303
Private Export Funding Corporation
 7.65% due 05/15/06                              1,000,000       1,113,119
Small Business Administration
 Participation Certificate
 5.886% due 09/10/11                             1,000,000         976,468
Tennessee Valley Authority
 6.375% due 06/15/05                               500,000         531,285
Tennessee Valley Authority
 5.375% due 11/13/08                             2,000,000       2,000,802
Tennessee Valley Authority
 6.00% due 03/15/13                              1,000,000       1,005,071
U.S. Department of Housing & Urban
 Development
 6.23% due 08/01/02                              2,000,000       2,047,604
                                                               -----------
                                                                18,568,744

Federal Home Loan Banks -- 9.46%
 4.875% due 01/22/02                             1,000,000       1,001,536
 5.125% due 02/26/02                             1,000,000       1,004,521
 5.50% due 01/21/03                              2,000,000       2,065,982
Discount Note
 1.75% due 01/07/02                              4,100,000       4,098,804
                                                               -----------
                                                                 8,170,843

                                             Number of Shares or
                                              Principal Amount      Value
                                             ------------------- -----------

Freddie Mac -- 21.55%
 5.625% due 03/20/06                             $3,000,000      $ 3,076,422
 6.625% due 09/15/09                              1,000,000        1,066,206
 6.875% due 09/15/10                              1,000,000        1,080,401
 6.375% due 08/01/11                              1,000,000        1,001,082
 6.50% due 11/15/21                               1,500,000        1,544,154
 6.50% due 03/15/26                               1,000,000          994,885
Discount Notes
 1.86% due 01/02/02                               3,600,000        3,599,814
 1.72% due 01/22/02                               5,150,000        5,144,833
 1.72% due 03/14/02                               1,100,000        1,096,216
                                                                 -----------
                                                                  18,604,018

Ginnie Mae -- 1.60%
 7.50% due 05/15/24                                 231,949          242,416
 7.50% due 10/15/24                                  79,287           82,865
 7.00% due 09/20/28                               1,033,481        1,056,199
                                                                 -----------
                                                                   1,381,480
                                                                 -----------

  Total U. S. Government Agency Obligations................................
(Identified cost $64,232,500)                                     65,262,904
----------------------------------------------------------------------------

  U. S. Treasury Obligations -- 23.18%.........................
----------------------------------------------------------------------------

U. S. Treasury Bonds -- 1.23%
 6.125% due 08/15/29                              1,000,000        1,061,641

U. S. Treasury Notes -- 21.95%
 6.25% due 01/31/02                               3,000,000        3,011,721
 5.50% due 01/31/03                               3,000,000        3,108,282
 6.50% due 10/15/06                               6,000,000        6,536,490
 5.75% due 08/15/10                               6,000,000        6,300,474
                                                                 -----------
                                                                  18,956,967
                                                                 -----------

  Total U. S. Treasury Obligations.............................
(Identified cost $19,787,327)                                     20,018,608
----------------------------------------------------------------------------

  Total Investments.........................
(Identified cost $84,019,827)                                    $85,281,512

  Other Assets Less Liabilities -- 1.24%.......................    1,069,863
                                                                 -----------

  Net Assets -- 100%........................                     $86,351,375
----------------------------------------------------------------------------
-----------------------------------------------------------------------------

                      See notes to financial statements.

                                  MONY SERIES

                            Money Market Portfolio

   The fourth quarter proved to be a period marked by a recovery in both human terms and that of the financial markets in the wake of the tragic events of September 11. In anticipating further economic fallout from the disaster and reacting to softening economic indicators, the Fed cut its target for the federal-funds interest rate three times in the fourth quarter. The cuts left the fed-funds rate at 1.75%, nearly an unprecedented low.

   The economic data in the U.S. are starting to collectively portray an economy in which the worst of the recession is beneath it. Over the past several months, consumer sales and housing activity proved surprisingly resilient. Of late, indications are that manufacturing activity is starting to rebound as new orders experienced growth in November, breaking a long negative trend. Thus, while the capital markets and many observers see the U.S. economy as having bottomed out, Fed Chairman Alan Greenspan threw the financial markets for a loop with his January 11 speech. In his remarks, Greenspan expressed reservations over the ability of the U.S. economy to rebound at the pace which the markets anticipate. As a result, money market yields dropped significantly in interpreting his remarks as a prelude to another Fed easing at its January 29-30 meeting. Up until this point, many market participants believed, as we did, that the Fed had likely completed its easing process. Now the money market is pricing in a better than 50% probability that the Fed will ease one-quarter per cent at the January meeting. We remain skeptical that the Fed would do so based on the available economic data and the reluctance on the part of Fed board members and bank presidents to ease as aggressively as Greenspan successfully sought to do at the November and December meetings. Instead, for the time being anyway, we see Greenspan's speech as an attempt to "jawbone" long-term interest rates, which rose last year despite eleven Fed easing moves, down to help the economy recover. We still think the next Fed move should and will be an increase.

   The average maturity of the Money Market Portfolio rose during the fourth quarter to capture selective opportunities for yield pick-up for investments extending into the second half of 2002. Going forward, we will likely maintain a high degree of liquidity in the money market portfolio by keeping a healthy portion of the portfolio short (to capture high current yields) while seizing on opportunities to extend into longer maturing/attractive yielding investments. We think such a strategy best positions the portfolio in the current environment.

   The shape of the Treasury yield curve steepened significantly during the fourth quarter, entirely on the short end, albeit having flattened dramatically in December. The short end of the Treasury market, from the three-month T-bill to one-year Treasurys, saw rates drop measurably while yields on longer Treasuries all rose during the fourth quarter. The three-month T-bill yield fell 66 basis points (1/100 of a percentage point), from 2.37% at the end of the third quarter to 1.71% at year end. Intermediate Treasury note rates between five (52 basis points) and ten years enjoyed the greatest yield increases (44 basis points). Interest rates on the long bond increased 5 basis points during the quarter from a yield of 5.43% at 9/30/01 to 5.48% at year end.

   Going forward, the average maturity of the portfolio will be adjusted selectively to capitalize on opportunities where the portfolio will be rewarded for duration extension. Presently, the yield curve in the money market is fairly flat from one to six months, so there is little yield pickup unless extending out into the one-year area. The average maturity of the portfolio at year end was 47.2 days.

   The portfolio continues to be invested in high quality short-term instruments, principally commercial paper. The 30-day and 7-day effective yields of the portfolio were 1.63% and 1.52%, respectively, as of December 31, 2001, after charges imposed by the portfolio. Of course, past performance does not guarantee future investment results.

   Investments made in the Money Market Portfolio are not insured nor guaranteed by the U.S. government. There is no assurance that the portfolio will maintain a steady net asset value.

                            MONY SERIES FUND, INC.
                            Money Market Portfolio
                           Portfolio of Investments
                               December 31, 2001


     Commercial                            Number of Shares or
     Paper -- 89.98%                        Principal Amount      Value
     ----------------------------------------------------------------------

     American General Finance Corporation,
       1.77% due 01/14/02                      $15,000,000     $ 14,990,413
     Avaya Inc.
       2.80% due 01/15/02                        3,000,000        2,996,733
     Bank One Australia Ltd.
       1.85% due 02/14/02                       10,262,000       10,238,796
     Central Fidelity Banks Inc.
       8.15% due 11/15/02                        4,000,000        4,180,879
     Ciesco LP
       1.75% due 01/07/02                        7,867,000        7,864,705
     Citicorp
       1.88% due 01/09/02                       15,712,000       15,705,436
     Consolidated Edison Inc.
       2.00% due 01/04/02                        9,316,000        9,314,448
     Consolidated Edison Inc.
       1.95% due 01/11/02                        4,362,000        4,359,637
     Duke Capital Corporation
       2.03% due 02/04/02                        2,779,000        2,773,672
     Enterprise Funding Corporation
       1.85% due 01/15/02                        7,431,000        7,425,654
     Ford Motor Credit Company
       2.57% due 01/31/02                        1,757,000        1,753,237
     Golden Funding Corporation
       1.96% due 01/28/02                       15,000,000       14,977,950
     Goldman Sachs Group
       1.95% due 01/14/02                       10,000,000        9,992,958
     Houston Industries Finance Company
       3.55% due 01/24/02                        2,150,000        2,145,124
     John Deere Credit Inc.
       1.95% due 01/11/02                        5,500,000        5,497,021
     John Deere Credit Inc.
       1.99% due 01/18/02                        9,000,000        8,991,542
     Lockhart Funding LLC
       2.03% due 02/19/02                       15,000,000       14,958,554
     Merrill Lynch & Company Inc.
       1.90% due 01/04/02                       15,000,000       14,997,625
     Nestle Capital Corporation
       1.84% due 01/10/02                        5,000,000        4,997,700
     Paccar Financial Corporation
       1.84% due 01/22/02                        8,241,000        8,232,155
     Philip Morris Capital Corporation
       1.75% due 01/11/02                        9,932,000        9,927,172
     Progress Energy
       3.00% due 01/04/02                        2,200,000        2,199,450
     Province de Quebec
       1.88% due 01/18/02                       10,862,000       10,852,357
     Qwest Corporation
       2.80% due 02/28/02                       10,000,000        9,954,889
     Rockwell International Corporation
       6.75% due 09/15/02                        4,525,000        4,649,162
     Texaco Inc.
       2.003% due 09/09/02                      10,000,000       10,000,000
     Toyota Motor Credit Corporation
       1.77% due 01/14/02                       15,000,000       14,990,413
     Trident Capital Finance Inc.
       1.95% due 01/07/02                       14,441,000       14,436,307
     Tyco Capital Corporation
       1.85% due 01/31/02                       15,000,000       14,976,875
     Union Bank Treasury Division
       1.96% due 01/04/02                       10,000,000       10,000,000
     Windmill Funding Corporation
       2.11% due 01/11/02                       15,000,000       14,991,208
                                                               ------------

                                        Number of Shares or
                                         Principal Amount      Value
                                        ------------------- ------------

          Total Commercial Paper.......
        (Identified cost $283,372,072)                      $283,372,072
        ----------------------------------------------------------------

          Variable Rate Securities -- 9.76%..............
        ----------------------------------------------------------------
        Capital One Funding Corporation
          2.10% due 04/01/11 (v)            $ 2,775,000        2,775,000
        Capital One Funding Corporation
          2.10% due 03/01/17 (v)              1,387,000        1,387,000
        General Motors Acceptance
         Corporation
          2.32% due 02/01/02 (v)              3,000,000        2,999,777
        Goldman Sachs Group
          2.61% due 01/14/03 (v)              5,000,000        5,000,000
        Lehman Brothers Holdings Inc.
          3.23% due 07/15/02 (v)             14,000,000       14,060,730
        Syndicated Loan Funding Trust
          1.95% due 04/12/02 (v)(144A)        4,500,000        4,500,000
                                                            ------------

          Total Variable Rate Securities..............................
        (Identified cost $30,722,507)                         30,722,507
        ----------------------------------------------------------------

          Repurchase Agreement -- 0.03%..................
        ----------------------------------------------------------------
        State Street Bank & Trust
         Repurchase Agreement,
         1.45% due 01/02/02
         Maturity Value $104,008
         Collateral: U.S. Treasury Bond
         $80,000, 8.75% due 08/15/20,
         Value $111,744                         104,000          104,000
                                                            ------------

          Total Repurchase Agreement.....................
        (Identified cost $104,000)                               104,000
        ----------------------------------------------------------------

          Total Investments............
        (Identified cost $314,198,579)                      $314,198,579

          Other Assets Less Liabilities -- 0.23%.........        738,072
                                                            ------------

          Net Assets -- 100%...........                     $314,936,651
        ----------------------------------------------------------------
        -----------------------------------------------------------------


(v) Variable interest rate security; interest rate is as of December 31, 2001.
(144A) The security may only be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

                      See notes to financial statements.

                            MONY SERIES FUND, INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               December 31, 2001

                                                          Intermediate                            Government
                              Equity Growth Equity Income  Term Bond     Long Term    Diversified Securities   Money Market
                                Portfolio     Portfolio    Portfolio   Bond Portfolio  Portfolio  Portfolio     Portfolio
                              ------------- ------------- ------------ -------------- ----------- -----------  ------------
Assets:
Investments at value.........  $1,451,269    $12,772,312  $71,888,039   $128,406,401  $1,628,801  $85,281,512  $314,094,579
Repurchase agreements........     240,000        158,000      177,000        937,000     195,000           --       104,000
Receivable for fund shares
  sold.......................          13         29,547      395,673        261,746          81      316,323       884,015
Dividends and
  interest receivable........       1,497         19,032    1,043,231      2,234,650       6,010      878,033       392,752
Due from investment advisor..         421             --           --             --         380           --            --
Cash and other assets........       1,010          1,723        4,998          6,322         272        5,421        25,269
                               ----------    -----------  -----------   ------------  ----------  -----------  ------------
     Total assets............   1,694,210     12,980,614   73,508,941    131,846,119   1,830,544   86,481,289   315,500,615
                               ==========    ===========  ===========   ============  ==========  ===========  ============
Liabilities:
Payable for fund
  shares redeemed............         177             77       98,025         53,528       1,960       83,608       400,330
Investment advisory
  fees payable...............         723          5,497       30,746         55,679         780       36,019       107,140
Administration fees payable..          43            330        1,845          3,341          47        2,161         8,035
Due to investment advisor....          --             --           --             --          --           --        15,985
Accrued expenses and other
  liabilities................       1,931          3,565        9,907         16,798       2,029        8,126        32,474
                               ----------    -----------  -----------   ------------  ----------  -----------  ------------
     Total liabilities.......       2,874          9,469      140,523        129,346       4,816      129,914       563,964
                               ----------    -----------  -----------   ------------  ----------  -----------  ------------
        Net Assets...........  $1,691,336    $12,971,145  $73,368,418   $131,716,773  $1,825,728  $86,351,375  $314,936,651
                               ==========    ===========  ===========   ============  ==========  ===========  ============
Net Assets:
Paid-in capital..............   1,672,434     10,285,522   69,545,176    127,120,444   1,570,589   82,300,330   314,936,651
Undistributed net investment
  income.....................       9,491        222,260    3,153,761      6,330,758      33,965    3,002,432            --
Undistributed (accumulated)
  net realized gain (loss) on
  investments................     (11,653)     1,132,494   (1,299,347)    (2,179,489)    193,348     (213,072)           --
Unrealized appreciation
  (depreciation) on
  investments................      21,064      1,330,869    1,968,828        445,060      27,826    1,261,685            --
                               ----------    -----------  -----------   ------------  ----------  -----------  ------------
        Net Assets...........  $1,691,336    $12,971,145  $73,368,418   $131,716,773  $1,825,728  $86,351,375  $314,936,651
                               ==========    ===========  ===========   ============  ==========  ===========  ============
Fund shares outstanding           105,033        793,044    6,509,928      9,846,596     164,640    7,533,600   314,936,651
                               ----------    -----------  -----------   ------------  ----------  -----------  ------------
Net asset value per share....      $16.10         $16.36       $11.27         $13.38      $11.09       $11.46         $1.00
                                   ======         ======       ======         ======      ======       ======         =====
Investments at cost..........  $1,670,205    $11,599,438  $70,096,211   $128,898,341  $1,795,975  $84,019,827  $314,198,579
                               ==========    ===========  ===========   ============  ==========  ===========  ============

                      See notes to financial statements.

                            MONY SERIES FUND, INC.

                           STATEMENTS OF OPERATIONS

                     For the Year Ended December 31, 2001

                                              Equity          Equity         Intermediate Long Term
                                              Growth          Income          Term Bond     Bond          Diversified
                                             Portfolio       Portfolio        Portfolio   Portfolio        Portfolio
                                             ---------      -----------      ------------ ----------      -----------
Investment Income:
   Interest................................. $  11,289      $    40,742       $3,536,657  $7,076,293/(1)/ $ 41,450//
   Dividends................................    20,895/(1)/     286,708/(1)/          --          --          16,789/(1)/
                                             ---------      -----------       ----------  ----------      ----------
       Total investment income..............    32,184          327,450        3,536,657   7,076,293          58,239
                                             ---------      -----------       ----------  ----------      ----------
Expenses:
   Investment advisory fees.................     9,867           72,014          309,504     602,649          10,553
   Transfer agent fees......................        99              563            2,266       4,455              80
   Custodian and fund accounting
     fees...................................    14,268           17,654           17,614      34,318          14,025
   Reports and notices to
     shareholders...........................       644            4,739           19,400      38,682             684
   Administration fees......................       592            4,321           18,570      36,159             633
   Directors' fees and expenses.............       161            1,176            5,216      10,079             150
   Audit and legal fees.....................       233            1,298            6,454      12,093             200
   Miscellaneous............................       164            1,121            3,867       7,089             196
                                             ---------      -----------       ----------  ----------      ----------
       Total expenses.......................    26,028          102,886          382,891     745,524          26,521
                                             ---------      -----------       ----------  ----------      ----------
     Less: Expense reimbursement............    (3,335)              --               --          --          (2,249)
                                             ---------      -----------       ----------  ----------      ----------
       Total expenses, net of
         reimbursement......................    22,693          102,886          382,891     745,524          24,272
                                             ---------      -----------       ----------  ----------      ----------
          Net investment
            income..........................     9,491          224,564        3,153,766   6,330,769          33,967
                                             ---------      -----------       ----------  ----------      ----------
Realized and unrealized gain (loss)
  on investments -- net:
   Net realized gain (loss) on
     investments............................   (10,110)       1,126,632         (896,348)    414,033         193,348
   Net change in unrealized gain
     (loss) on investments..................  (447,461)      (3,116,583)       2,556,809     279,730        (620,230)
                                             ---------      -----------       ----------  ----------      ----------
       Net realized and unrealized gain
         (loss) on investments..............  (457,571)      (1,989,951)       1,660,461     693,763        (426,882)
                                             ---------      -----------       ----------  ----------      ----------
       Net increase (decrease) in
         net assets resulting from
         operations......................... $(448,080)     $(1,765,387)      $4,814,227  $7,024,532       $(392,915)
                                             =========      ===========       ==========  ==========      ==========

                                             Government    Money
                                             Securities   Market
                                             Portfolio   Portfolio
                                             ---------- -----------
Investment Income:
   Interest................................. $3,418,878 $12,362,803
   Dividends................................         --          --
                                             ---------- -----------
       Total investment income..............  3,418,878  12,362,803
                                             ---------- -----------
Expenses:
   Investment advisory fees.................    335,161   1,191,807
   Transfer agent fees......................      2,399      11,110
   Custodian and fund accounting
     fees...................................     20,909      50,345
   Reports and notices to
     shareholders...........................     20,995      95,706
   Administration fees......................     20,110      89,386
   Directors' fees and expenses.............      5,682      24,524
   Audit and legal fees.....................      7,310      29,189
   Miscellaneous............................      3,878      18,391
                                             ---------- -----------
       Total expenses.......................    416,444   1,510,458
                                             ---------- -----------
     Less: Expense reimbursement............         --     (20,699)
                                             ---------- -----------
       Total expenses, net of
         reimbursement......................    416,444   1,489,759
                                             ---------- -----------
          Net investment
            income..........................  3,002,434  10,873,044
                                             ---------- -----------
Realized and unrealized gain (loss)
  on investments -- net:
   Net realized gain (loss) on
     investments............................     25,885          --
   Net change in unrealized gain
     (loss) on investments..................    975,616          --
                                             ---------- -----------
       Net realized and unrealized gain
         (loss) on investments..............  1,001,501          --
                                             ---------- -----------
       Net increase (decrease) in
         net assets resulting from
         operations......................... $4,003,935 $10,873,044
                                             ========== ===========

--------------------------------------------------------------------------------
(1)Net of foreign taxes withheld of $83 for Equity Growth, $573 for Equity Income, $4,028 for Long Term Bond and $67 for Diversified.

                      See notes to financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                            MONY SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          Intermediate Term
                                  Equity Growth Portfolio   Equity Income Portfolio        Bond Portfolio
                                 ------------------------  ------------------------  --------------------------
                                  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
                                 December 31, December 31, December 31, December 31, December 31,  December 31,
                                     2001         2000         2001         2000         2001          2000
                                 ------------ ------------ ------------ ------------ ------------  ------------
From Operations:
 Net investment income (loss)...  $    9,491  $    (2,949) $   224,564  $   264,261  $  3,153,766  $  3,046,233
 Net realized gain (loss) on
   investments..................     (10,110)     893,316    1,126,632    1,489,332      (896,348)     (193,709)
 Net change in unrealized
   gain (loss) on investments...    (447,461)  (1,134,318)  (3,116,583)    (822,443)    2,556,809     1,058,628
                                  ----------  -----------  -----------  -----------  ------------  ------------
 Increase (decrease) in net
   assets resulting from
   operations...................    (448,080)    (243,951)  (1,765,387)     931,150     4,814,227     3,911,152
                                  ----------  -----------  -----------  -----------  ------------  ------------
Distributions to Shareholders
 From:
 Net investment income..........          --           --     (258,088)    (297,279)   (3,046,236)   (3,263,674)
 Net realized gains on
   investments..................    (890,881)    (641,993)  (1,501,749)  (2,450,693)           --            --
                                  ----------  -----------  -----------  -----------  ------------  ------------
    Total distributions to
     shareholders...............    (890,881)    (641,993)  (1,759,837)  (2,747,972)   (3,046,236)   (3,263,674)
                                  ----------  -----------  -----------  -----------  ------------  ------------
From Capital Share
 Transactions:
 Shares sold....................      60,739      173,543      323,925      224,322    37,791,456    19,216,398
 Reinvestment of distributions..     890,881      641,993    1,759,837    2,747,972     3,046,236     3,263,674
 Shares redeemed................    (520,526)    (692,234)  (2,580,001)  (2,622,622)  (22,048,799)  (25,911,186)
                                  ----------  -----------  -----------  -----------  ------------  ------------
    Total increase (decrease)
     in net assets resulting
     from capital share
     transactions...............     431,094      123,302     (496,239)     349,672    18,788,893    (3,431,114)
                                  ----------  -----------  -----------  -----------  ------------  ------------
    Total increase (decrease)
     in net assets..............    (907,867)    (762,642)  (4,021,463)  (1,467,150)   20,556,884    (2,783,636)
Net Assets:
 Beginning of period............   2,599,203    3,361,845   16,992,608   18,459,758    52,811,534    55,595,170
                                  ----------  -----------  -----------  -----------  ------------  ------------
 End of period..................  $1,691,336  $ 2,599,203  $12,971,145  $16,992,608  $ 73,368,418  $ 52,811,534
                                  ==========  ===========  ===========  ===========  ============  ============
Shares Issued and Redeemed:
 Issued.........................       3,189        4,410       18,194       11,466     3,412,352     1,823,460
 Issued in reinvestment of
   distributions................      49,549       16,449      102,555      147,581       284,429       319,342
 Redeemed.......................     (21,717)     (15,950)    (145,352)    (129,654)   (2,001,969)   (2,466,318)
                                  ----------  -----------  -----------  -----------  ------------  ------------
    Net increase (decrease).....      31,021        4,909      (24,603)      29,393     1,694,812      (323,516)
                                  ==========  ===========  ===========  ===========  ============  ============

                      See notes to financial statements.

 Long Term Bond Portfolio     Diversified Portfolio   Government Securities Portfolio    Money Market Portfolio
--------------------------  ------------------------  ------------------------------  ----------------------------
 Year Ended    Year Ended    Year Ended   Year Ended    Year Ended       Year Ended    Year Ended     Year Ended
December 31,  December 31,  December 31, December 31,  December 31,     December 31,  December 31,   December 31,
    2001          2000          2001         2000          2001             2000          2001           2000
------------  ------------  ------------ ------------ ------------     ------------   -------------  -------------

$  6,330,769  $  5,900,049  $    33,967   $   23,341  $  3,002,434     $  2,758,482   $  10,873,044  $  16,066,119
     414,033    (1,863,498)     193,348      547,280        25,885         (238,957)             --             --
     279,730    10,159,582     (620,230)    (790,467)      975,616        2,104,835              --             --
------------  ------------  -----------   ----------   ------------     ------------  -------------  -------------

   7,024,532    14,196,133     (392,915)    (219,846)    4,003,935        4,624,360      10,873,044     16,066,119
------------  ------------  -----------   ----------   ------------     ------------  -------------  -------------

  (5,900,053)   (6,952,080)     (23,342)     (13,689)   (2,758,482)      (2,966,253)    (10,873,044)   (16,066,119)
          --            --     (542,544)    (573,398)           --             (784)             --             --
------------  ------------  -----------   ----------   ------------     ------------  -------------  -------------
  (5,900,053)   (6,952,080)    (565,886)    (587,087)   (2,758,482)      (2,967,037)    (10,873,044)   (16,066,119)
------------  ------------  -----------   ----------   ------------     ------------  -------------  -------------

  48,967,217    28,350,985       87,658      115,951    50,276,581       21,580,024     356,489,138    557,596,461
   5,900,053     6,952,080      565,886      587,087     2,758,482        2,967,037      10,873,044     16,066,119
 (27,007,501)  (45,131,723)    (740,187)    (592,686)  (21,338,477)     (30,132,072)   (320,724,576)  (641,896,000)
------------  ------------  -----------   ----------   ------------     ------------  -------------  -------------

  27,859,769    (9,828,658)     (86,643)     110,352    31,696,586       (5,585,011)     46,637,606    (68,233,420)
------------  ------------  -----------   ----------   ------------     ------------  -------------  -------------
  28,984,248    (2,584,605)  (1,045,444)    (696,581)   32,942,039       (3,927,688)     46,637,606    (68,233,420)

 102,732,525   105,317,130    2,871,172    3,567,753    53,409,336       57,337,024     268,299,045    336,532,465
------------  ------------  -----------   ----------   ------------     ------------  -------------  -------------
$131,716,773  $102,732,525  $ 1,825,728   $2,871,172  $ 86,351,375     $ 53,409,336   $ 314,936,651  $ 268,299,045
============  ============  ===========   ==========   ============     ============  =============  =============

   3,699,716     2,267,328        7,005        5,753     4,441,157        1,996,935     356,489,138    557,596,461
     452,111       583,718       47,474       30,060       250,771          285,842      10,873,044     16,066,119
  (2,044,179)   (3,659,395)     (50,098)     (31,114)   (1,890,081)      (2,805,283)   (320,724,576)  (641,896,000)
------------  ------------  -----------   ----------   ------------     ------------  -------------  -------------
   2,107,648      (808,349)       4,381        4,699     2,801,847         (522,506)     46,637,606    (68,233,420)
============  ============  ===========   ==========   ============     ============  =============  =============

                      See notes to financial statements.

                            MONY SERIES FUND, INC.

                       NOTES TO THE FINANCIAL STATEMENTS

                               December 31, 2001

1. Organization and Business

   The MONY Series Fund, Inc. (the "Fund"), a Maryland corporation organized on December 14, 1984, is composed of seven separate investment funds or portfolios as follows: Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified, Government Securities, and Money Market. The Fund issues a separate class of capital stock for each portfolio. Each share of capital stock issued with respect to a portfolio will have a pro-rata interest in the assets of that portfolio and will have no interest in the assets of any other portfolio. Each portfolio bears its own expenses and also its proportionate share of the general expenses of the Fund. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.

   The Fund is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

2. Significant Accounting Policies

   Valuation of Investments -- Common stocks traded on national securities exchanges are valued at the last sales price as of the close of the New York Stock Exchange or at the last bid price for over-the-counter securities. Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but have no current day sales and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices.

   Short-term securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations obtained from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase and all securities held by the Money Market Portfolio are valued at amortized cost, which approximates market. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium on a straight-line basis until maturity. All other securities including any restricted securities, are valued at their fair value as determined in good faith by the Board of Directors. As of December 31, 2001, there were no such securities.

   Repurchase Agreements -- Each portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the portfolio's holding period. Under each repurchase agreement, the portfolio receives, as collateral, securities whose market value (including interest) is at least equal to the repurchase price.

   Federal Income Taxes -- No provision for Federal income or excise taxes is required because the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to shareholders.

   Security Transactions and Investment Income -- Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial and tax purposes. Dividend income received and distributions paid to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Premiums and discounts on securities are amortized daily for both financial and tax purposes.

                            MONY SERIES FUND, INC.

                               December 31, 2001


   Expenses -- Each portfolio bears expenses incurred specifically on its behalf, such as advisory fees and custody fees, as well as a portion of the common expenses of the Fund, which are generally allocated based on average net assets.

   Use of Estimates in Preparation of Financial Statements -- Preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Dividends and Distributions -- Dividends from net investment income (including realized gains and losses on portfolio securities) of the Money Market Portfolio are declared and reinvested each business day in additional full and fractional shares of the portfolio. Dividends from net investment income and net realized capital gains of the other portfolios will normally be declared and reinvested annually in additional full and fractional shares. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles.

3. Investment Advisory Fees and Transactions with Affiliates

   Under an investment advisory agreement between the Fund and MONY Life Insurance Company of America ("Investment Adviser" or "MONY America"), a wholly-owned subsidiary of The MONY Life Insurance Company ("MONY"), the Investment Adviser provides investment advice and related services for each of the Fund's portfolios, administers the overall day-to-day affairs of the Fund, bears all expenses associated with organizing the Fund, the initial registration of its securities, and the compensation of the directors and officers of the Fund who are affiliates of the Investment Adviser.

   For these services, the Investment Adviser receives an investment advisory fee, payable monthly and computed at an annual rate of 0.50% of the first $400,000,000 of the average daily net assets of each of the Fund's portfolios except the Money Market Portfolio, which is 0.40% of the first $400,000,000 of the average daily net assets; 0.35% of the next $400,000,000 of the average daily net assets of each of the Fund's portfolios; and 0.30% of the average daily net assets of each of the Fund's portfolios in excess of $800,000,000.

   MONY America has contractually agreed to limit the portfolios' expenses through April 30, 2002 to the following expense ratios: Equity Growth -- 1.15%, Equity Income -- 1.05%, Intermediate Term Bond Portfolio -- 0.75%, Long Term Bond Portfolio -- 0.75%, Diversified Portfolio -- 1.15%, Government Securities Portfolio -- 0.75%, and Money Market Portfolio -- 0.50%

   Enterprise Capital Management ("ECM"), a wholly-owned subsidiary of MONY, provides administrative services to the Fund. For its services ECM receives an administrative fee, payable monthly and computed at an annual rate equal to 0.03% of the Fund's average daily net assets.

   Aggregate directors fees incurred for non-affiliated directors of the Fund for the year ended December 31, 2001 amounted to $46,988.

4. Capital Stock

   The Fund has 2 billion authorized shares of capital stock with a par value of $.01 per share. 1.65 billion shares are reserved for issuance and divided into seven classes or portfolios as follows: Equity Growth (150 million shares); Equity Income (150 million shares); Intermediate Term Bond (150 million shares); Long Term Bond (150 million shares); Diversified (150 million shares); Government Securities (150 million shares); and Money Market (750 million shares). The remaining shares may be issued to any new or existing class upon approval of the Board of Directors.

                            MONY SERIES FUND, INC.

                               December 31, 2001


5. Investment Transactions

   For the year ended December 31, 2001 purchases and sales proceeds of investments, other than short-term investments, were as follows:

                                                       Purchases     Sales
                                                      ----------- -----------
   Equity Growth......... Common Stock                $   900,778 $ 1,244,386
   Equity Income......... Common Stock                  4,858,131   6,889,705
   Intermediate Term Bond U.S. Government Obligations  21,187,207   6,080,664
                          Corporate Bonds               5,984,810   5,018,173
   Long Term Bond........ U.S. Government Obligations  43,615,543  30,191,136
                          Corporate Bonds              22,631,604  12,510,373
   Diversified........... Common Stock                    879,603   1,663,237
   Government Securities. U.S. Government              18,668,033   9,837,936

6. Federal Tax Information

   Net investment income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales.

   Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Any taxable gain remaining at fiscal year end is distributed in the following year.

   The tax character of distributions paid during 2001 were as follows:

                                  Ordinary   Long-Term       Total
          Portfolio                Income   Capital Gain Distributions
          ---------              ---------- ------------ -------------
          Equity Growth.........         --  $  890,811   $  890,881
          Equity Income......... $  258,088   1,501,749    1,759,837
          Intermediate Term Bond  3,046,236          --    3,046,236
          Long Term Bond........  5,900,053          --    5,900,053
          Diversified...........     23,342     542,544      565,886
          Government Securities.  2,758,482          --    2,758,482

   The tax character of distributable earnings/(accumulated losses) at December 31, 2001 were as follows:

                              Undistributed Undistributed
                                Ordinary      Long-Term   Capital Loss
       Fund                      Income         Gain      Carryforward
       ----                   ------------- ------------- ------------
       Equity Growth.........  $    9,491            --    $    4,260/1/
       Equity Income.........     222,260    $1,175,376            --
       Intermediate Term Bond   3,153,761            --     1,258,889/2/
       Long Term Bond........   6,330,758            --     2,172,927/3/
       Diversified...........      33,965       202,918            --
       Government Securities.   3,002,432            --       213,072/4/

----------
/1/  Expires in 2009
/2/  Expires in 2004-2009
/3/  Expires in 2007-2008
/4/  Expires in 2008

                            MONY SERIES FUND, INC.

                               December 31, 2001


Tax Basis Unrealized Gain (Loss) on Investments and Distributions

   At December 31, 2001, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

                                                                Net Unrealized
                                       Unrealized   Unrealized   Appreciation
  Portfolio                Tax Cost   Appreciation Depreciation (Depreciation)
  ---------              ------------ ------------ ------------ --------------
  Equity Growth......... $  1,677,598  $  135,749  $  (122,078)   $   13,671
  Equity Income.........   11,642,320   1,694,939     (406,947)    1,287,992
  Intermediate Term Bond   70,136,670   2,165,292     (236,923)    1,928,369
  Long Term Bond........  128,904,903   2,533,763   (2,095,265)      438,498
  Diversified...........    1,805,545     109,829      (91,573)       18,256
  Government Securities.   84,019,827   1,483,716     (222,031)    1,261,685

7. Change in Accounting Principle

   Effective January 1, 2001, the Fund adopted the revised AICPA Audit and Accounting Guide, Audits of Investment Companies and began to classify gains and losses on mortgage- and asset-backed securities presently included in realized gains and losses, as a component of interest income. The effect of this change for the year ended December 31, 2001 to the Government Securities Portfolio was to decrease net investment income by $4,690 and increase net realized gains (losses) by $4,690. This reclassification had no impact on net assets or net asset value per share. The statements of changes in net assets and the financial highlights for all prior periods shown have not been restated to reflect this change.

                       Report of Independent Accountants

To the Board of Directors and Shareholders of MONY Series Fund, Inc.:

   In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified, Government Securities and Money Market Portfolios (constituting MONY Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2001, and the results of each of their operations for the year ended , the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended , in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2002

                                    PART C

                               OTHER INFORMATION


   Registrant hereby incorporates herein by reference the Prospectus and Statement of Additional Information included in Post-Effective Amendment No. 22 to Registration Statement on Form N-1A (Registration No. 2-95501).


Item 23.  Exhibits

   (a) Articles of Incorporation of MONY Series Fund, Inc. previously filed with the Commission as Exhibit 1 in Pre-Effective Amendment No. 1 to Registration Statement dated July 12, 1985 (Registration No. 2-95501) is incorporated herein by reference.

   (b) By-Laws of MONY Series Fund, Inc. as amended, previously filed with the Commission as Exhibit 2 in Post-Effective Amendment No. 8 to Registration Statement dated February 26, 1993 (Registration No. 2-95501) is incorporated herein by reference.


   (c) Not applicable



   (d)(1) Amended Investment Advisory Agreement Between MONY Life Insurance Company of America and MONY Series Fund, Inc. filed as Exhibit 5(i) in Post-Effective Amendment No. 14 to Registration Statement dated February 27, 1998 (Registration No. 2-95501) is incorporated herein by reference.



   (d)(2) Services Agreement Between The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America previously filed with the Commission as Exhibit 5(ii) in Pre-Effective Amendment No. 2 to Registration Statement dated July 19, 1985 (Registration No. 2-95501) is incorporated herein by reference.


   (e)(i) Underwriting Agreement Between MONY Securities Corp., MONY Series Fund, Inc., and MONY Life Insurance Company of America previously filed with the Commission as Exhibit 6(i) in Post Effective Amendment No. 6 to Registration Statement dated February 28, 1991 (Registration No. 2-95501) is incorporated herein by reference.

   (ii) Underwriting Agreement Between The Mutual Life Insurance Company of New York, MONY Series Fund, Inc. and MONY Securities Corp. previously filed with the Commission as Exhibit 6(ii) in Post Effective Amendment No. 6 to Registration Statement dated February 28, 1991 (Registration No. 2-95501) is incorporated herein by reference.


   (f) Not applicable



   (g) Custodian Contract between State Street Bank and Trust Company and MONY Series Fund, Inc. to be filed by amendment.



   (h) Not applicable


   (i) Opinion and Consent of Messrs. Cleary, Gottlieb, Steen & Hamilton previously filed with the Commission as Exhibit 10 in Pre-Effective Amendment No. 1 to Registration Statement dated July 12, 1985 (Registration No. 2-95501) is incorporated herein by reference.


   (j)(1) Consent of PricewaterhouseCoopers LLP, Independent Accountants filed herewith as Exhibit (j)(1).



   (j)(2) Representation and Consent of Messrs. Cleary, Gottlieb, Steen & Hamilton previously filed with the Commission as Exhibit 11(b) in Post-Effective Amendment No. 2 to Registration Statement dated July 19, 1985 (Registration No. 2-95501) is incorporated herein by reference.

   (k) Not applicable


   (l) Capitalization Agreement between MONY Series Fund, Inc. and The Mutual Life Insurance Company of New York previously filed with the Commission as
Exhibit 13 in Pre-Effective Amendment No. 1 to Registration Statement dated July 12, 1985 (Registration No. 2-95501) is incorporated herein by reference.

   (p) Code of Ethics for Operation of MONY Series Fund, Inc. previously filed with the Commission as Exhibit (p) in Post-Effective Amendment No. 19 to Registration Statement dated February 25, 2000 (Registration No. 2-95501) is incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control With Registrant

   MONY Life Insurance Company ("MONY"), a stock life insurance company organized under the laws of New York, through the Keynote Series Account, MONY Variable Account A, MONY Variable Account L and MONY Variable Account S, and MONY Life Insurance Company of America ("MONY America"), a corporation organized under the laws of Arizona, through MONY America Variable Account A, MONY America Variable Account L, and MONY America Variable Account S will own all of Registrant's outstanding securities, except those shares of the Registrant purchased by MONY for its own account as initial capitalization for the Registrant, as described in the Registrant's Prospectus (Shares in the Fund) and Statement of Additional Information (Control Persons). Those shares will be voted as directed by persons having interests in the respective Variable Accounts, registered as unit investment trusts under the Investment Company Act of 1940 (the "1940 Act"). Registrant might nonetheless be deemed to be controlled by such Companies by virtue of the presumption contained in
Section 2(a)(9) of the 1940 Act although Registrant disclaims such control. MONY America is a wholly-owned subsidiary of MONY. The subsidiaries of MONY are as follows:

[FLOW CHART]

THE MONY GROUP INC. ORGANIZATIONAL CHART AS OF 12/31/2001

Item 25.  Indemnification

   Article VII, paragraph (4) of Registrant's Articles of Incorporation provides that:

      The Corporation shall have the power and authority to indemnify its directors, officers and employees to the fullest extent permitted by law. No provision of these Articles of Incorporation shall be effective to (a) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (b) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

   Article VIII of the Registrant's By-Laws provides that:

      Each officer, director, employee or agent of the Corporation shall be indemnified by the Corporation to the fullest extent permitted under the Maryland General Corporation Law and the Investment Company Act of 1940, as amended. Nothing in the By-Laws protects or purports to protect any director, officer, employee, or agent of the Corporation against any liability to the Corporation or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

   Article V of the Investment Advisory Agreement between Registrant and MONY America provides that:

      The Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the investment management services it performs under this Agreement, except for a loss resulting from willful misfeasance, bad faith, or gross negligence or reckless disregard in the performance of the duties or obligations under this Agreement of Adviser (or its officers, directors, agents, employees, controlling persons, shareholders, or any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement). With respect to the administrative services it is obligated to perform under this Agreement, the Adviser will not be liable for any action taken or omitted by it in good faith without negligence.



   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26.  Business and Other Connections of the Investment Adviser


  (a) Directors and Officers of MONY


   MONY is managed by its Board of Directors. The directors of MONY (including their principal occupations) and the principal officers of MONY (including their positions and offices, as well as their principal occupations during the past two fiscal years and their affiliations with MONY's subsidiaries) at February 1, 2002 are as follows:

                                   DIRECTORS



   Tom H. Barrett, Former Chairman of the Board, President & Chief Executive Officer, The Goodyear Tire & Rubber Company, Akron, Ohio.

   David L. Call, Donald P. Lynch Dean Emeritus, Dean, Cornell University, College of Agriculture and Life Sciences, Ithaca, New York.

   G. Robert Durham, Retired Chairman and Chief Executive Officer, Walter Industries, Inc., Tampa, Fla. and Retired Chairman and Chief Executive Officer, Phelps Dodge Corporation.

   James B. Farley, Retired Chairman and Chief Executive Officer, MONY.

   Robert Holland, Jr., President and Chief Executive Officer, WorkPlace Integrators, Bingham Farms, Michigan.

   James L. Johnson, Chairman Emeritus, GTE Corporation, Stamford, Connecticut 06904.


   Frederick W. Kanner, Partner, Dewey Ballantine LLP, New York, NY.


   Robert R. Kiley, President and Chief Executive Officer, The New York City Partnership and Chamber of Commerce, Inc., New York, NY.

   Jane C. Pfeiffer, Management Consultant, Greenwich, Ct.

   Thomas C. Theobald, Managing Director, William Blair Capital Partnership, L.L.C., Chicago, Illinois.

                               OFFICER-DIRECTORS

   Michael I. Roth, Director, Chairman and Chief Executive Officer, The MONY Group Inc.; Director, Chairman and Chief Executive Officer, MONY; Director, Chairman and Chief Executive Officer, MONY Life Insurance Company of America; Director, MONY CS, Inc., and 1740 Advisers, Inc.

   Samuel J. Foti, Director, President and Chief Operating Officer, The MONY Group Inc.; Director, President and Chief Operating Officer, MONY; Director, President and Chief Operating Officer, MONY Life Insurance Company of America; Director and Chairman, MONY International Holdings, Inc., MONY Life Insurance Company of the Americas, Ltd., MONY Bank & Trust Company of the Americas, Ltd.; Director, MONY Brokerage, Inc.,

   Kenneth M. Levine, Director, Executive Vice President and Chief Investment Officer, The MONY Group Inc.; Director, Executive Vice President and Chief Investment Officer, MONY; Director, Chairman, and President, MONY Series Fund, Inc.; Director, Chairman and Chief Executive Officer, 1740 Ventures, Inc., MONY Realty Partners, Inc.; Director and President, MONY Funding, Inc.; Director and Executive Vice President, MONY Life Insurance Company of America; Director, 1740 Advisers, Inc.

   The business and other connections of MONY's officers are listed on schedules A and D of Form ADV for MONY as filed with the Commission on December 20, 1977 and as amended, the text of which is hereby incorporated by reference.

  (b) Directors and Officers of MONY America




   MONY America has entered into a Services Agreement with MONY, the successor to The Mutual Life Insurance Company of New York. MONY will provide MONY America with some or all of the personnel, services, facilities, supplies and equipment necessary for MONY America to carry out its duties to the Fund.



   The business address for all the directors and officers of MONY America is 1740 Broadway, New York, New York 10019.


Item 27.  Principal Underwriters


   MONY Securities Corporation ("MSC") is the principal underwriter of the Fund and also acts as principal underwriter of the Contracts. Neither MONY nor any other person receives commissions or other compensation in connection with distribution of the Fund's shares, although they may receive such commissions in connection with underwriting of the Contracts.


Item 28.  Location of Accounts and Records


   All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant, MONY Series Fund, Inc., 1740 Broadway, New York, New York 10019, Enterprise Capital Management, Inc. or the Registrant's custodian, State Street Bank and Trust Company, 225 Franklin St., Boston, Massachusetts 02110 the Registrant's custodian.


Item 29.  Management Services

   Not applicable.

Item 30.  Undertakings

   (a) Not applicable.

   (b) Not applicable.

   (c) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the provisions of its By-Laws and the laws of Maryland or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses paid or incurred by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, and the Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 22 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, State of New York, on the 28th day of February, 2002 and Registrant hereby certifies that the requirements of Rule 485(a) have been met.


                                          MONY SERIES FUND, INC.

                                                 /s/  KENNETH M. LEVINE
                                          By __________________________________
                                                Kenneth M. Levine, Chairman
                                                 of the Board and President


   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 22 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



                  Signature                         Date
                  ---------                         ----
           /s/  KENNETH M. LEVINE             February 28, 2002
----------------------------------
              Kenneth M. Levine
Director, Chairman of the Board and President
        (Principal Executive Officer)

               /s/  JOEL DAVIS                February 28, 2002
----------------------------------
                 Joel Davis
                  Director

            /s/  MICHAEL J. DRABB             February 28, 2002
----------------------------------
              Michael J. Drabb
                  Director

            /s/  ALAN J. HARTNICK             February 28, 2002
----------------------------------
              Alan J. Hartnick
                  Director

             /s/  FLOYD L. SMITH              February 28, 2002
----------------------------------
               Floyd L. Smith
                  Director

                                 EXHIBIT INDEX

   Exhibit No.
   -----------
     (j)(1)    Consent of PricewaterhouseCoopers LLP, Independent Accountants

                                      1